                                                                   EXHIBIT 99(i)

================================================================================

                     TRUST INDENTURE AND SECURITY AGREEMENT
                                   [NW ____ _]

                          Dated as of [______________]

                                     Between

                            NORTHWEST AIRLINES, INC.,

                                      Owner

                                       and

                      STATE STREET BANK AND TRUST COMPANY,
                         not in its individual capacity,
                       except as expressly stated herein,
                        but solely as Indenture Trustee,

                                Indenture Trustee

                          SECURED CERTIFICATES COVERING
      ONE [AIRBUS A319-113/114] [BOEING 757-351] [BOEING 747-451] AIRCRAFT
                    BEARING U.S. REGISTRATION MARK N[______]
                        OWNED BY NORTHWEST AIRLINES, INC.

================================================================================
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
                                                  TABLE OF CONTENTS

                                                                                                                PAGE

                                                      ARTICLE I

                                                     DEFINITIONS

                                                     ARTICLE II

                                              THE SECURED CERTIFICATES

SECTION 2.01.         Form of Secured Certificates................................................................4
SECTION 2.02.         Issuance and Terms of Secured Certificates..................................................9
SECTION 2.03.         [Intentionally Omitted]....................................................................11
SECTION 2.04.         Method of Payment..........................................................................11
SECTION 2.05.         Application of Payments....................................................................13
SECTION 2.06.         Termination of Interest in Collateral......................................................14
SECTION 2.07.         Registration, Transfer and Exchange of Secured Certificates................................14
SECTION 2.08.         Mutilated, Destroyed, Lost or Stolen Secured Certificates..................................15
SECTION 2.09.         Payment of Expenses on Transfer; Cancellation..............................................16
SECTION 2.10.         Mandatory Redemptions of Secured Certificates..............................................16
SECTION 2.11.         Voluntary Redemptions of Secured Certificates..............................................16
SECTION 2.12.         Redemptions; Notice of Redemption..........................................................16
SECTION 2.13.         Assumption of Secured Certificates.........................................................17
SECTION 2.14.         [Intentionally Omitted]....................................................................17
SECTION 2.15.         Subordination..............................................................................17

                                                     ARTICLE III

                                  RECEIPT, DISTRIBUTION AND APPLICATION OF PAYMENTS

SECTION 3.01.         Basic Distributions........................................................................18
SECTION 3.02.         Event of Loss; Replacement; Optional Redemption............................................19
SECTION 3.03.         Payments After Event of Default............................................................20
SECTION 3.04.         Certain Payments...........................................................................23
SECTION 3.05.         Other Payments.............................................................................23
SECTION 3.06.         Payments to the Owner......................................................................23
SECTION 3.07.         Application of Payments Under Guarantee....................................................23

                                                     ARTICLE IV

                                  EVENTS OF DEFAULT; REMEDIES OF INDENTURE TRUSTEE

SECTION 4.01.         Event of Default...........................................................................24
SECTION 4.02.         Remedies...................................................................................25


                                                         -i-

SECTION 4.03.         Return of Aircraft, Etc....................................................................27
SECTION 4.04.         Remedies Cumulative........................................................................28
SECTION 4.05.         Discontinuance of Proceedings..............................................................28
SECTION 4.06.         Waiver of Past Defaults....................................................................29
SECTION 4.07.         Appointment of Receiver....................................................................29
SECTION 4.08.         Indenture Trustee Authorized to Execute Bills of Sale, Etc.................................29
SECTION 4.09.         Rights of Certificate Holders to Receive Payment...........................................29

                                                      ARTICLE V

                                           DUTIES OF THE INDENTURE TRUSTEE

SECTION 5.01.         Notice of Event of Default.................................................................30
SECTION 5.02.         Action upon Instructions; Certain Rights and Limitations...................................30
SECTION 5.03.         Indemnification............................................................................31
SECTION 5.04.         No Duties Except as Specified in Trust Indenture or Instructions...........................31
SECTION 5.05.         No Action Except Under Trust Indenture or Instructions.....................................31
SECTION 5.06.         Investment of Amounts Held by Indenture Trustee............................................31

                                                     ARTICLE VI

                                                THE INDENTURE TRUSTEE

SECTION 6.01.         Acceptance of Trusts and Duties............................................................32
SECTION 6.02.         Absence of Duties..........................................................................32
SECTION 6.03.         No Representations or Warranties as to Aircraft or Documents...............................33
SECTION 6.04.         No Segregation of Monies; No Interest......................................................33
SECTION 6.05.         Reliance; Agreements; Advice of Counsel....................................................33
SECTION 6.06.         Compensation...............................................................................34
SECTION 6.07.         Instructions from Certificate Holders......................................................34

                                                     ARTICLE VII

                                               COVENANTS OF THE OWNER

SECTION 7.01.         Liens......................................................................................34
SECTION 7.02.         Registration, Maintenance and Operation; Possession and Leases; Insignia...................35
SECTION 7.03.         Replacement and Pooling of Parts; Alterations, Modifications and Additions.................40
SECTION 7.04.         Insurance..................................................................................42
SECTION 7.05.         Inspection.................................................................................47
SECTION 7.06.         Loss, Destruction, Requisition, etc........................................................48
SECTION 7.07.         Interests in the Purchase Agreement........................................................53


                                                        -ii-
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                                                    ARTICLE VIII

                                                   INDEMNIFICATION

SECTION 8.01.         Scope of Indemnification...................................................................57

                                                     ARTICLE IX

                                           SUCCESSOR AND SEPARATE TRUSTEES

SECTION 9.01.         Resignation of Indenture Trustee; Appointment of Successor.................................58
SECTION 9.02.         Appointment of Additional and Separate Trustees............................................59

                                                      ARTICLE X

                                  SUPPLEMENT AND AMENDMENTS TO THIS TRUST INDENTURE
                                                 AND OTHER DOCUMENTS

SECTION 10.01.        Instructions of Majority; Limitations......................................................61
SECTION 10.02.        Indenture Trustee Protected................................................................62
SECTION 10.03.        Documents Mailed to Certificate Holders....................................................62
SECTION 10.04.        No Request Necessary for Trust Indenture Supplement........................................62

                                                     ARTICLE XI

                                                    MISCELLANEOUS

SECTION 11.01.        Termination of Trust Indenture.............................................................62
SECTION 11.02.        No Legal Title to Collateral in Certificate Holders........................................63
SECTION 11.03.        Sale of Aircraft by Indenture Trustee Is Binding...........................................63
SECTION 11.04.        Trust Indenture for Benefit of the Owner, Indenture Trustee, and Certificate Holders.......63
SECTION 11.05.        Notices....................................................................................63
SECTION 11.06.        Severability...............................................................................64
SECTION 11.07.        No Oral Modification or Continuing Waivers.................................................64
SECTION 11.08.        Successors and Assigns.....................................................................64
SECTION 11.09.        Headings...................................................................................64
SECTION 11.10.        Normal Commercial Relations................................................................64
SECTION 11.11.        Governing Law; Counterpart Form............................................................65
SECTION 11.12.        Voting By Certificate Holders..............................................................65
SECTION 11.13.        Bankruptcy.................................................................................65

ANNEX A               Definitions

EXHIBIT A             Form of Trust Indenture Supplement

SCHEDULE I            Secured Certificates Amortization

SCHEDULE II           Pass Through Trust Agreements

SCHEDULE III          Schedule of Domiciles of Permitted Lessees

                     TRUST INDENTURE AND SECURITY AGREEMENT
                                   [NW ____ _]

                  TRUST INDENTURE AND SECURITY AGREEMENT [NW ____ _], dated as of [_______________] ("TRUST INDENTURE") between NORTHWEST AIRLINES, INC., a Minnesota corporation (the "OWNER") and STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company, not in its individual capacity, except as expressly stated herein, but solely as Indenture Trustee hereunder (together with its successors hereunder, the "INDENTURE TRUSTEE").

                              W I T N E S S E T H:

                  WHEREAS, all capitalized terms used herein shall have the respective meanings referred to in Article I hereof;

                  WHEREAS, the parties desire by this Trust Indenture, among other things, (i) to provide for the issuance by the Owner to the Pass Through Trustees (or their designee) of the Secured Certificates specified on Schedule I hereto (it being understood that not all Series may be issued, in which case, reference in this Trust Indenture to Series not issued shall be disregarded) and
(ii) to provide for the assignment, mortgage and pledge by the Owner to the Indenture Trustee, as part of the Collateral hereunder, among other things, of all of the Owner's right, title and interest in and to the Aircraft and, except as hereinafter expressly provided, all payments and other amounts received hereunder in accordance with the terms hereof, as security for, among other things, the Owner's obligations to the Indenture Trustee, for the ratable benefit and security of the Certificate Holders, subject to Section 2.15 and
Article III hereof;

                  WHEREAS, all things have been done to make the Secured Certificates, when executed by the Owner and authenticated and delivered by the Indenture Trustee hereunder, the valid, binding and enforceable obligations of the Owner; and

                  WHEREAS, all things necessary to make this Trust Indenture the valid, binding and legal obligation of the Owner for the uses and purposes herein set forth, in accordance with its terms, have been done and performed and have happened:

                                 GRANTING CLAUSE

                  NOW, THEREFORE, THIS TRUST INDENTURE AND SECURITY AGREEMENT WITNESSETH, that, to secure the prompt payment of the Principal Amount of, interest on, Make-Whole Amount, if any, and all other amounts due with respect to, all Secured Certificates from time to time outstanding hereunder and the performance and observance by the Owner of all the agreements, covenants and provisions herein and in the Participation Agreement and the Secured Certificates contained, for the benefit of the Certificate Holders and the Indenture Indemnitees and the prompt payment of all amounts from time to time owing hereunder and under the Participation Agreement to the Certificate Holders and the Indenture Indemnitees by the Owner and for the uses and purposes and subject to the terms and provisions hereof, and in consideration of the premises and of the covenants herein contained, and of the acceptance of the Secured Certificates by the holders thereof, and for other good and valuable consideration the receipt and adequacy whereof are hereby acknowledged, the Owner has granted, bargained, sold, assigned, transferred, conveyed, mortgaged, pledged and confirmed, and does hereby grant, bargain, sell, assign, transfer, convey, mortgage, pledge and confirm, unto the Indenture Trustee, its successors in trust and assigns, for the security and benefit of the Certificate Holders, a first priority security interest in and mortgage lien on all right, title and interest of the Owner in, to and under the following described property, rights and privileges, (including all property hereafter specifically subjected to the Lien of this Trust Indenture by the Trust Indenture Supplement or any mortgage supplemental hereto), to wit:

                  (a) the Aircraft (including the Airframe and the Engines and all replacements thereof and substitutions therefor as provided herein), all as more particularly described in the Trust Indenture Supplement executed and delivered with respect to the Aircraft or any such replacements or substitutions therefor, as provided in this Trust Indenture and all logs, manuals maintained on the Aircraft and modification and maintenance records at any time required to be maintained with respect to the Aircraft, in accordance with the rules and regulations of the FAA if the Aircraft is registered under the laws of the United States or the rules and regulations of the government of the country of registry of the Aircraft if the Aircraft is registered under the laws of a jurisdiction other than the United States;

                  (b) the Contract Rights, but subject always to the provisions of Section 7.07 hereof;

                  (c) all insurance and requisition proceeds with respect to the Aircraft, including but not limited to the insurance required under Section 7.04 hereof, but excluding any insurance maintained by the Owner and not required under Section 7.04 hereof;

                  (d) all monies and securities from time to time deposited or required to be deposited with the Indenture Trustee pursuant to any terms of this Indenture or required hereby to be held by the Indenture Trustee hereunder; and

                  (e) all proceeds of the foregoing.

                  SUBJECT TO all of the terms and conditions of this Trust Indenture and the rights of the Owner hereunder.

                  Concurrently with the delivery hereof, the Owner is delivering to the Indenture Trustee executed copies of the Participation Agreement and the Consent and Agreement.

                  TO HAVE AND TO HOLD all and singular the aforesaid property unto the Indenture Trustee, and its successors and assigns, in trust for the benefit and security of the Certificate Holders, except as provided in Section
2.15 and Article III hereof without any preference, distinction or priority of any one Secured Certificate over any other by reason of priority of time of issue, sale, negotiation, date of maturity thereof or otherwise for any reason whatsoever, and for the uses and purposes and in all cases and as to all property specified in paragraphs (a) through (e) inclusive above, subject to the terms and provisions set forth in this Trust Indenture.

                  It is expressly agreed that anything herein contained to the contrary notwithstanding, the Owner shall remain liable under each of the Indenture Agreements to which it is a party to perform all of the obligations assumed by it thereunder, except to the extent prohibited or excluded from doing so pursuant to the terms and provisions thereof, and the Indenture Trustee and the Certificate Holders shall have no obligation or liability under the Indenture Agreements, by reason of or arising out of the assignment hereunder, nor shall the Indenture Trustee or the Certificate Holders be required or obligated in any manner to perform or fulfill any obligations of the Owner under or pursuant to any of the Indenture Agreements to which it is a party, or, except as herein expressly provided, to make any payment, or to make any inquiry as to the nature or sufficiency of any payment received by it, or present or file any claim, or take any action to collect or enforce the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

                  The Owner does hereby constitute the Indenture Trustee the true and lawful attorney of the Owner, irrevocably, granted for good and valuable consideration and coupled with an interest and with full power of substitution, and with full power (in the name of the Owner or otherwise) to ask for, require, demand, receive, compound and give acquittance for any and all monies and claims for monies (in each case including insurance and requisition proceeds) due and to become due under or arising out of the Indenture Agreements, and all other property which now or hereafter constitutes part of the Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or to take any action or to institute any proceedings which the Indenture Trustee may deem to be necessary or advisable in the premises. Without limiting the generality of the foregoing, but subject to the rights of the Owner hereunder, during the continuance of any Event of Default under this Trust Indenture, the Indenture Trustee shall have the right under such power of attorney to accept any offer in connection with the exercise of remedies as set forth herein of any purchaser to purchase the Airframe and Engines and upon such purchase to execute and deliver in the name of and on behalf of the Owner an appropriate bill of sale and other instruments of transfer relating to the Airframe and Engines, when purchased by such purchaser, and to perform all other necessary or appropriate acts with respect to any such purchase, and in its discretion to file any claim or take any other action or proceedings, either in its own name or in the name of the Owner or otherwise, which the Indenture Trustee may deem necessary or appropriate to protect and preserve the right, title and interest of the Indenture Trustee in and to such other sums and the security intended to be afforded hereby; PROVIDED, HOWEVER, that no action of the Indenture Trustee pursuant to this paragraph shall increase the obligations or liabilities of the Owner to any Person beyond those obligations and liabilities specifically set forth in this Trust Indenture and in the other Operative Documents.

                  The Owner agrees that at any time and from time to time, upon the written request of the Indenture Trustee, the Owner will promptly and duly execute and deliver or cause to be duly executed and delivered any and all such further instruments and documents as the Indenture Trustee may reasonably deem necessary or desirable to perfect, preserve or protect the mortgage, security interests and assignments created or intended to be created hereby or to obtain for the Indenture Trustee the full benefits of the assignment hereunder and of the rights and powers herein granted.

                  The Owner does hereby warrant and represent that it has not assigned or pledged, and hereby covenants and agrees that it will not assign or pledge, so long as the assignment hereunder shall remain in effect, and the Lien hereof shall not have been released pursuant to Section 11.01 hereof, any of its right, title or interest hereby assigned, to anyone other than the Indenture Trustee and its predecessor(s) in this transaction.

                  IT IS HEREBY COVENANTED AND AGREED by and between the parties hereto as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  Unless otherwise defined herein or the context requires otherwise, capitalized terms utilized but not defined herein shall have the respective meanings set forth or incorporated by reference in Annex A hereto for all purposes of the Trust Indenture.

                                   ARTICLE II

                            THE SECURED CERTIFICATES

                  SECTION 2.01. FORM OF SECURED CERTIFICATES.

                  The Secured Certificates shall be substantially in the form set forth below:

THIS SECURED CERTIFICATE HAS NOT BEEN REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR PURSUANT TO THE SECURITIES LAWS OF ANY STATE. ACCORDINGLY, THIS SECURED CERTIFICATE MAY NOT BE SOLD UNLESS EITHER REGISTERED UNDER THE ACT AND SUCH APPLICABLE STATE LAWS OR AN EXEMPTION FROM SUCH REGISTRATIONS IS AVAILABLE.

NORTHWEST AIRLINES, INC. SERIES [___] SECURED CERTIFICATE DUE [_____] ISSUED IN CONNECTION WITH THE [AIRBUS A319-113/114] [BOEING 757-351] [BOEING 747-451] AIRCRAFT BEARING UNITED STATES REGISTRATION NUMBER N[_____].

No.____                                                         Date: [________]
$__________________

                  INTEREST RATE                        MATURITY DATE
                    [________]                       [________,_______]

                  NORTHWEST AIRLINES, INC. (the "OWNER"), hereby promises to pay to ___________, or the registered assignee thereof, the principal sum of $_________ (the "PRINCIPAL AMOUNT"), together with interest on the amount of the Principal Amount remaining unpaid from time to time (calculated on the basis of a year of 360 days comprised of twelve 30-day months) from the date hereof until paid in full at a rate per annum equal to the interest rate indicated above. The Principal Amount of this Secured Certificate shall be payable [on April 1, 2011](1) [in installments on the dates set forth in Schedule I hereto equal to the corresponding percentage of the Principal Amount of this Secured Certificate set forth in Schedule I hereto](2). Accrued but unpaid interest shall be due and payable in semi-annual installments commencing [April/October 1, ____], and thereafter on [October 1] and [April 1] of each year, to and including [____________]. [Notwithstanding the foregoing, the final payment made on this Secured Certificate shall be in an amount sufficient to discharge in full the unpaid Principal Amount and all accrued and unpaid interest on, and any other amounts due under, this Secured Certificate.](3) Notwithstanding anything to the contrary contained herein, if any date on which a payment under this Secured Certificate becomes due and payable is not a Business Day then such payment shall not be made on such scheduled date but shall be made on the next succeeding Business Day and if such payment is made on such next succeeding Business Day, no interest shall accrue on the amount of such payment during such extension.

                  For purposes hereof, the term "TRUST INDENTURE" means the Trust Indenture and Security Agreement [NW ____ _], dated as of [_______________], between the Owner and State Street Bank and Trust Company (the "INDENTURE TRUSTEE"), as the same may be amended or supplemented from time to time. All other capitalized terms used in this Secured Certificate and not defined herein shall have the respective meanings assigned in the Trust Indenture.

                  This Secured Certificate shall bear interest, payable on demand, at the Past Due Rate (calculated on the basis of a year of 360 days comprised of twelve 30-day months) on any overdue Principal Amount, any overdue Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest and any other amounts payable hereunder which are overdue, in each case for the period the same is overdue. Amounts shall be overdue if not paid when due (whether at stated maturity, by acceleration or otherwise).

                  There shall be maintained a Secured Certificate Register for the purpose of registering transfers and exchanges of Secured Certificates at the Corporate Trust Office of the Indenture Trustee or at the office of any successor in the manner provided in Section 2.07 of the Trust Indenture.

                  The Principal Amount and interest and other amounts due hereunder shall be payable in Dollars in immediately available funds at the Corporate Trust Office of the Indenture Trustee, or as otherwise provided in the Trust Indenture. Each such payment shall be made on the date such payment is due and without any presentment or surrender of this Secured Certificate, except that in the case of any final payment with respect to this Secured Certificate, the Secured Certificate shall be surrendered promptly thereafter to the Indenture Trustee for cancellation.


----------

(1) To be inserted in non-installment Secured Certificates (the Series A-2 Secured Certificates).

(2)      To be inserted in installment Secured Certificates.

(3)      To be inserted in installment Secured Certificates.

                  The holder hereof, by its acceptance of this Secured Certificate, agrees that, except as provided in the Trust Indenture, each payment received by it hereunder shall be applied, first, to the payment of accrued interest on this Secured Certificate (as well as any interest on any overdue Principal Amount, any overdue Make-Whole Amount, if any, or, to the extent permitted by Law, any overdue interest and other amounts hereunder) to the date of such payment, second, to the payment of the Principal Amount of this Secured Certificate then due, third, to the payment of Make-Whole Amount, if any, and any other amount due hereunder or under the Trust Indenture, and fourth, the balance, if any, remaining thereafter, to the payment of Principal Amount of this Secured Certificate remaining unpaid in the inverse order of their normal maturity.

                  This Secured Certificate is one of the Secured Certificates referred to in the Trust Indenture which have been or are to be issued by the Owner pursuant to the terms of the Trust Indenture. The Collateral is held by the Indenture Trustee as security, in part, for the Secured Certificates. The provisions of this Secured Certificate are subject to the Trust Indenture. Reference is hereby made to the Trust Indenture and the Participation Agreement for a complete statement of the rights and obligations of the holder of, and the nature and extent of the security for, this Secured Certificate and the rights and obligations of the holders of, and the nature and extent of the security for, any other Secured Certificates executed and delivered under the Trust Indenture, as well as for a statement of the terms and conditions of the trust created by the Trust Indenture, to all of which terms and conditions in the Trust Indenture and the Participation Agreement each holder hereof agrees by its acceptance of this Secured Certificate.

                  As provided in the Trust Indenture and subject to certain limitations therein set forth, this Secured Certificate is exchangeable for a like aggregate Principal Amount of Secured Certificates of different authorized denominations, as requested by the holder surrendering the same.

                  Prior to due presentment for registration of transfer of this Secured Certificate, the Owner and the Indenture Trustee shall treat the person in whose name this Secured Certificate is registered as the owner hereof for all purposes whether or not this Secured Certificate be overdue, and neither of the Owner nor the Indenture Trustee shall be affected by notice to the contrary.

                  This Secured Certificate is subject to redemption as provided in Sections 2.10, 2.11 and 2.12 of the Trust Indenture but not otherwise. This Secured Certificate is also subject to assumption by an owner trustee as provided in Section 2.13 of the Trust Indenture.

                  The indebtedness evidenced by this Secured Certificate [shall rank in right of payment equally with all Series A-2 Secured Certificates and all other Series A-1 Secured Certificates but shall rank senior in right of payment to all the other Secured Certificates.](4) [shall rank in right of payment equally with all Series A-1 Secured Certificates and all other Series A-2 Secured Certificates but shall rank senior in right of payment to all the other Secured


----------

(4)      To be inserted in the case of a Series A-1 Secured Certificate.

Certificates.](5) [is, to the extent and in the manner provided in the Trust Indenture, subordinate and subject in right of payment to the prior payment in full of the Secured Obligations (as defined in the Trust Indenture) in respect of [Series A-1 Secured Certificates and Series A-2 Secured Certificates](6) [Series A-1 Secured Certificates, Series A-2 Secured Certificates and Series B Secured Certificates](7) [Series A-1 Secured Certificates, Series A-2 Secured Certificates, Series B Secured Certificates and Series C Secured Certificates -- A319's and 757's](8), and this Secured Certificate is issued subject to such provisions.](9) The Certificate Holder of this Secured Certificate, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Indenture Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Trust Indenture and (c) appoints the Indenture Trustee his attorney-in-fact for such purpose.

                  Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee by manual signature, this Secured Certificate shall not be entitled to any benefit under the Trust Indenture or be valid or obligatory for any purpose.

                  THIS SECURED CERTIFICATE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                                      * * *


----------

(5)      To be inserted in the case of a Series A-2 Secured Certificate.

(6)      To be inserted in the case of a Series B Secured Certificate.

(7)      To be inserted in the case of a Series C Secured Certificate.

(8) [To be inserted in the case of a Series D Secured Certificate. - A319's and 757's]

(9) To be inserted in the case of any Secured Certificate other than a Series A-1 Secured Certificate or a Series A-2 Secured Certificate.

                  IN WITNESS WHEREOF, the Owner has caused this Secured Certificate to be executed in its corporate name by its officer thereunto duly authorized on the date hereof.

                                          NORTHWEST AIRLINES, INC.,


                                          By    _____________________________
                                                Name:
                                                Title:

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Secured Certificates referred to in the within-mentioned Trust Indenture.

                                          STATE STREET BANK AND TRUST COMPANY,
                                              not in its individual capacity
                                              but solely as Indenture Trustee


                                          By    _____________________________
                                                Name:
                                                Title:

                                   SCHEDULE I

                        SECURED CERTIFICATES AMORTIZATION

                                                     Percentage of
                                                   Principal Amount

               Payment Date                           to be Paid

    -----------------------------------   ------------------------------------


                       [SEE SCHEDULE I TO TRUST INDENTURE
                        WHICH IS INSERTED UPON ISSUANCE]

                                      * * *

                  SECTION 2.02. ISSUANCE AND TERMS OF SECURED CERTIFICATES.

                  The Secured Certificates shall be dated the date of issuance thereof, shall be issued in [four -- 747's] [five -- A319's and 757's] separate series consisting of Series A-1, Series A-2, Series B [and] Series C [and Series D -- A319's and 757's] and in the maturities and principal amounts and shall bear interest as specified in Schedule I hereto. On the Closing Date, each Secured Certificate shall be issued to the Pass Through Trustees (or their designee) under the Pass Through Trust Agreements as set forth on Schedule II hereto. The Secured Certificates shall be issued in registered form only. The Secured Certificates shall be issued in denominations of $1,000 and integral multiples thereof, except that one Secured Certificate of each Series may be in an amount that is not an integral multiple of $1,000.

                  Each Secured Certificate shall bear interest at the Debt Rate (calculated on the basis of a year of 360 days comprised of twelve 30-day months) on the unpaid Principal Amount thereof from time to time outstanding, payable in arrears on [April/October 1, ______], and on each [October 1] and [April 1] thereafter until maturity. The Principal Amount of each Series A-1, Series B [and] Series C [and Series D -- A319's and 757's] Secured Certificate shall be payable on the dates and in the installments equal to the corresponding percentage of the Principal Amount as set forth in Schedule I hereto applicable to such Series which shall be attached as Schedule I to the Series A-1, Series B [and] Series C [and Series D -- A319's and 757's] Secured Certificates. The Principal Amount of each Series A-2 Secured Certificate shall be due in a single payment on April 1, 2011. Notwithstanding the foregoing, the final payment made under each Series A-1, Series B [and] Series C [and Series D -- A319's and 757's] Secured Certificate shall be in an amount sufficient to discharge in full the unpaid Principal Amount and all accrued and unpaid interest on, and any other amounts due under, such Secured Certificate. Each Secured Certificate shall bear interest at the Past Due Rate (calculated on the basis of a year of 360 days comprised of twelve 30-day months) on any part of the Principal Amount, Make-Whole Amount, if any, and to the extent permitted by applicable law, interest and any other amounts payable thereunder not paid when due for any period during which the same shall be overdue, in each case for the period the same is overdue. Amounts shall be overdue if not paid when due (whether at stated maturity, by acceleration or otherwise). Notwithstanding anything to the contrary contained herein, if any date on which a payment under any Secured Certificate becomes due and payable is not a Business Day then such payment shall not be made on such scheduled date but shall be made on the next succeeding Business Day and if such payment is made on such next succeeding Business Day, no interest shall accrue on the amount of such payment during such extension.

                  The Owner agrees to pay to the Indenture Trustee for distribution in accordance with Section 3.04 hereof the Owner's pro rata share of all amounts owed to the Liquidity Provider by the Subordination Agent under each Liquidity Facility other than amounts due as (i) repayments of the principal of advances thereunder, (ii) interest on Interest Drawings, Final Drawings, and Applied Downgrade Advances and Applied Non-Extension Advances (as defined in the Liquidity Facilities) under any Liquidity Facility except to the extent included in Net Interest and Related Charges, and (iii) fees payable to the Liquidity Provider payable (whether or not in fact paid) under Section 7(a) of the Note Purchase Agreement (as originally in effect or amended. As used in this Section, "Owner's pro rata share" means as of any time:

                  (A) with respect to all amounts other than Net Interest and Related Charges, a fraction the numerator of which is the aggregate principal balance then outstanding of the Secured Certificates and the denominator of which is the aggregate principal balance then outstanding of all Equipment Notes, plus

                  (B) with respect to all Net Interest and Related Charges (x) if there exists a Payment Default under any Secured Certificate a fraction, the numerator of which is the aggregate principal balance then outstanding of the Secured Certificates [(other than the Series D Secured Certificates) -- A319's and 757's] and the denominator of which is the aggregate principal balance then outstanding of all Equipment Notes (other than the Series D Equipment Notes) issued under Indentures under which there exists a Payment Default or (y) at all other times, zero.

                  As used in this Section, "Net Interest and Related Charges" means the sum of (i) the amount, if any, by which interest payable to the Liquidity Provider on any Interest Drawing, Final Drawing, Applied Downgrade Advance and/or Applied Non-Extension Advance (as defined in the Liquidity Facilities) exceeds the amount which would be payable if such drawings bore interest at the Designated Interest Rate plus (ii) any amounts payable under
Section 3.01, Section 3.02, Section 3.03 or Section 7.07 of each Liquidity Facility (or similar provisions of any succeeding Liquidity Facility) which result from any Interest Drawing, Final Drawing, Applied Downgrade Advance or Applied Non-Extension Advance (as defined in the Liquidity Facilities). As used in this Section "DESIGNATED INTEREST RATE" means the weighted average Past Due Rate (as defined in the applicable Indentures) except that [(i) the Debt Rate for the Series D Secured Certificates shall not be taken into account for the calculation of such weighted average rate and (ii) -- A319's and 757's] with respect to that portion of any Final Drawing (or Applied Downgrade Advance or Applied Non-Extension Advance which becomes a Final Drawing) which remains in a Cash Collateral Account, Designated Interest Rate means the weighted average Investment Earnings of funds in the Cash Collateral Accounts. As used in this Section, a Payment Default when used in connection with a Secured Certificate or Equipment Note means a default in the payment of principal thereof or interest thereon which has not been cured other than solely because of acceleration. The following terms are used in this Section as defined in the Intercreditor Agreement without regard to any amendment, modification or supplement thereto after the Closing Date: Cash Collateral Accounts, Equipment Notes, Final Drawing, Indentures, Interest Drawing, Investment Earnings and Series D Equipment Notes.

                  The Secured Certificates shall be executed on behalf of the Owner by its President or one of its Vice Presidents, its Treasurer or Assistant Secretaries or other authorized officer. Secured Certificates bearing the signatures of individuals who were at any time the proper officers of the Owner shall bind the Owner, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Secured Certificates or did not hold such offices at the respective dates of such Secured Certificates. The Owner may from time to time execute and deliver Secured Certificates with respect to the Aircraft to the Indenture Trustee for authentication upon original issue and such Secured Certificates shall thereupon be authenticated and delivered by the Indenture Trustee upon the written request of the Owner signed by a Vice President, its Treasurer or other authorized officer of the Owner; PROVIDED, HOWEVER, that each such request shall specify the aggregate Principal Amount of all Secured Certificates to be authenticated hereunder on original issue with respect to the Aircraft. No Secured Certificate shall be secured by or entitled to any benefit under this Trust Indenture or be valid or obligatory for any purposes, unless there appears on such Secured Certificate a certificate of authentication in the form provided for herein executed by the Indenture Trustee by the manual signature of one of its authorized officers and such certificate upon any Secured Certificates shall be conclusive evidence, and the only evidence, that such Secured Certificate has been duly authenticated and delivered hereunder.

                  SECTION 2.03. [INTENTIONALLY OMITTED].

                  SECTION 2.04. METHOD OF PAYMENT.

                  (a) The Principal Amount of, interest on, Make-Whole Amount, if any, and other amounts due under each Secured Certificate or hereunder will be payable in Dollars by wire transfer of immediately available funds not later than 12:00 noon, New York City time, on the due date of payment to the Indenture Trustee at the Corporate Trust Office for distribution among the Certificate Holders in the manner provided herein. The Owner shall not have any responsibility for the distribution of such payment to any Certificate Holder. Notwithstanding the foregoing or any provision in any Secured Certificate to the contrary, the Indenture Trustee will use reasonable efforts to pay or cause to be paid, if so directed in writing by any Certificate Holder (with a copy to the Owner), all amounts paid by the Owner hereunder and under such holder's Secured Certificate or Secured Certificates to such holder or a nominee therefor (including all amounts distributed pursuant to Article III of this Trust Indenture) by transferring, or causing to be transferred, by wire transfer of immediately available funds in Dollars, prior to 2:00 p.m., New York City time, on the due date of payment, to an account maintained by such holder with a bank located in the continental United States the amount to be distributed to such holder, for credit to the account of such holder maintained at such bank. If the Indenture Trustee shall fail to make any such payment as provided in the immediately preceding sentence after its receipt of funds at the place and prior to the time specified above, the Indenture Trustee, in its individual capacity and not as trustee, agrees to compensate such holders for loss of use of funds at the Federal Funds Rate until such payment is made and the Indenture Trustee shall be entitled to any interest earned on such funds until such payment is made. Any payment made hereunder shall be made without any presentment or surrender of any Secured Certificate, except that, in the case of the final payment in respect of any Secured Certificate, such Secured Certificate shall be surrendered to the Indenture Trustee for cancellation promptly after such payment. Notwithstanding any other provision of this Trust Indenture to the contrary, the Indenture Trustee shall not be required to make, or cause to be made, wire transfers as aforesaid prior to the first Business Day on which it is practicable for the Indenture Trustee to do so in view of the time of day when the funds to be so transferred were received by it if such funds were received after 12:00 noon, New York City time, at the place of payment. Prior to the due presentment for registration of transfer of any Secured Certificate, the Owner and the Indenture Trustee shall deem and treat the Person in whose name any Secured Certificate is registered on the Secured Certificate Register as the absolute owner and holder of such Secured Certificate for the purpose of receiving payment of all amounts payable with respect to such Secured Certificate and for all other purposes, and none of the Owner or the Indenture Trustee shall be affected by any notice to the contrary. So long as any signatory to the Participation Agreement or nominee thereof shall be a registered Certificate Holder, all payments to it shall be made to the account of such Certificate Holder specified in Schedule I thereto and otherwise in the manner provided in or pursuant to the Participation Agreement unless it shall have specified some other account or manner of payment by notice to the Indenture Trustee consistent with this Section 2.04.

                  (b) The Indenture Trustee, as agent for the Owner, shall exclude and withhold at the appropriate rate from each payment of Principal Amount of, interest on, Make-Whole Amount, if any, and other amounts due hereunder or under each Secured Certificate (and such exclusion and withholding shall constitute payment in respect of such Secured Certificate) any and all withholding taxes applicable thereto as required by Law. The Indenture Trustee agrees to act as such withholding agent and, in connection therewith, whenever any present or future United States taxes or similar charges are required to be withheld with respect to any amounts payable hereunder or in respect of the Secured Certificates, to withhold such amounts (and such withholding shall constitute payment in respect of such Secured Certificate) and timely pay the same to the appropriate authority in the name of and on behalf of the Certificate Holders, that it will file any necessary United States withholding tax returns or statements when due, and that as promptly as possible after the payment thereof it will deliver to each Certificate Holder (with a copy to the Owner) appropriate receipts showing the payment thereof, together with such additional documentary evidence as any such Certificate Holder may reasonably request from time to time.

                  If a Certificate Holder which is not a U.S. Person within the meaning of Section 7701(a)(30) of the Code has furnished to the Indenture Trustee a properly completed (including the U.S. Taxpayer Identification Number of the Certificate Holder) and currently effective U.S. Internal Revenue Service Form W-8IMY (with appropriate attachments), W-8BEN or W-8ECI (or such successor form or forms as may be required by the United States Treasury Department or Internal Revenue Service) during the calendar year in which the payment hereunder or under the Secured Certificate(s) held by such holder is made (but prior to the making of such payment), or in either of the two preceding calendar years, and has not notified the Indenture Trustee of the withdrawal or inaccuracy of such form prior to the date of such payment (and the Indenture Trustee has no reason to know that any information set forth in such form is inaccurate), the Indenture Trustee shall withhold only the amount, if any, required by Law (after taking into account any applicable exemptions claimed by the Certificate Holder) to be withheld from payments hereunder or under the Secured Certificates held by such holder in respect of United States federal income tax (and such withholding shall constitute payment in respect of such Secured Certificate). If a Certificate Holder which is a U.S. Person within the meaning of Section 7701(a)(30) of the Code has furnished to the Indenture Trustee a properly completed and currently effective U.S. Internal Revenue Service Form W-9 prior to a payment hereunder or under the Secured Certificates held by such holder (or if such U.S. Person is exempt from backup withholding), no amount shall be withheld from payments in respect of United States federal income tax. If any Certificate Holder has notified the Indenture Trustee that any of the foregoing forms or certificates is withdrawn or inaccurate, or if such holder has not filed a form claiming an exemption from United States withholding tax or if the Code or the regulations thereunder or the administrative interpretation thereof are at any time after the date hereof amended to require such withholding of United States federal income taxes from payments under the Secured Certificates held by such holder, the Indenture Trustee agrees to withhold from each payment due to the relevant Certificate Holder withholding taxes at the appropriate rate under Law and will, on a timely basis as more fully provided above, deposit such amounts with an authorized depository and make such returns, statements, receipts and other documentary evidence in connection therewith as required by applicable law.

                  The Owner shall not have any liability for the failure of the Indenture Trustee to withhold taxes in the manner provided for herein or if any Certificate Holder provides false or inaccurate information on any form required to be delivered under this Section 2.04.

                  SECTION 2.05. APPLICATION OF PAYMENTS.

                  In the case of each Secured Certificate, each payment of Principal Amount, Make-Whole Amount, if any, and interest or other amounts due thereon shall be applied:

                  FIRST: to the payment of accrued interest on such Secured Certificate (as well as any interest on any overdue Principal Amount, any overdue Make-Whole Amount, if any, and to the extent permitted by Law, any overdue interest and any other overdue amounts thereunder) to the date of such payment;

                  SECOND: to the payment of the Principal Amount of such Secured Certificate (or a portion thereof) then due thereunder;

                  THIRD: to the payment of Make-Whole Amount, if any, and any other amount due hereunder or under such Secured Certificate; and

                  FOURTH: the balance, if any, remaining thereafter, to the payment of the Principal Amount of such Secured Certificate remaining unpaid (provided that such Secured Certificate shall not be subject to redemption except as provided in Sections 2.10, 2.11 and 2.12 hereof).

The amounts paid pursuant to clause "Fourth" above shall be applied to the installments of Principal Amount of such Secured Certificate in the inverse order of their normal maturity.

                  SECTION 2.06. TERMINATION OF INTEREST IN COLLATERAL.

                  A Certificate Holder shall not, as such, have any further interest in, or other right with respect to, the Collateral when and if the Principal Amount of, Make-Whole Amount, if any, and interest on and other amounts due under all Secured Certificates held by such Certificate Holder and all other sums then payable to such Certificate Holder hereunder and under the other Operative Documents by the Owner (collectively, the "Secured Obligations") shall have been paid in full.

                  SECTION 2.07. REGISTRATION, TRANSFER AND EXCHANGE OF SECURED CERTIFICATES.

                  The Indenture Trustee shall keep a register (the "Secured Certificate Register") in which the Indenture Trustee shall provide for the registration of Secured Certificates and the registration of transfers of Secured Certificates. No such transfer shall be given effect unless and until registration hereunder shall have occurred. The Secured Certificate Register shall be kept at the Corporate Trust Office of the Indenture Trustee. The Indenture Trustee is hereby appointed "Secured Certificate Registrar" for the purpose of registering Secured Certificates and transfers of Secured Certificates as herein provided. A holder of any Secured Certificate intending to exchange such Secured Certificate shall surrender such Secured Certificate to the Indenture Trustee at the Corporate Trust Office, together with a written request from the registered holder thereof for the issuance of a new Secured Certificate, specifying, in the case of a surrender for transfer, the name and address of the new holder or holders. Upon surrender for registration of transfer of any Secured Certificate, the Owner shall execute, and the Indenture Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Secured Certificates of a like aggregate Principal Amount and of the same series. At the option of the Certificate Holder, Secured Certificates may be exchanged for other Secured Certificates of any authorized denominations of a like aggregate Principal Amount, upon surrender of the Secured Certificates to be exchanged to the Indenture Trustee at the Corporate Trust Office. Whenever any Secured Certificates are so surrendered for exchange, the Owner shall execute, and the Indenture Trustee shall authenticate and deliver, the Secured Certificates which the Certificate Holder making the exchange is entitled to receive. All Secured Certificates issued upon any registration of transfer or exchange of Secured Certificates (whether under this Section 2.07 or under Section 2.08 hereof or otherwise under this Trust Indenture) shall be the valid obligations of the Owner evidencing the same respective obligations, and entitled to the same security and benefits under this Trust Indenture, as the Secured Certificates surrendered upon such registration of transfer or exchange. Every Secured Certificate presented or surrendered for registration of transfer, shall (if so required by the Indenture Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by the Certificate Holder or such holder's attorney duly authorized in writing, and the Indenture Trustee shall require evidence satisfactory to it as to the compliance of any such transfer with the Securities Act, and the securities Laws of any applicable state. The Indenture Trustee shall make a notation on each new Secured Certificate of the amount of all payments of Principal Amount previously made on the old Secured Certificate or Secured Certificates with respect to which such new Secured Certificate is issued and the date to which interest on such old Secured Certificate or Secured Certificates has been paid. Interest shall be deemed to have been paid on such new Secured Certificate to the date on which interest shall have been paid on such old Secured Certificate, and all payments of the Principal Amount marked on such new Secured Certificate, as provided above, shall be deemed to have been made thereon. The Owner shall not be required to exchange any surrendered Secured Certificates as provided above during the ten-day period preceding the due date of any payment on such Secured Certificate. The Owner shall in all cases deem the Person in whose name any Secured Certificate shall have been issued and registered as the absolute owner and holder of such Secured Certificate for the purpose of receiving payment of all amounts payable by the Owner with respect to such Secured Certificate and for all purposes until a notice stating otherwise is received from the Indenture Trustee and such change is reflected on the Secured Certificate Register. The Indenture Trustee will promptly notify the Owner of each registration of a transfer of a Secured Certificate. Any such transferee of a Secured Certificate, by its acceptance of a Secured Certificate, agrees to the provisions of the Participation Agreement applicable to Certificate Holders, including Sections 6, 8(e), 8(k), 8(l), 8(q), 8(r), 8(t), 8(cc), 10, 13(b), 13(c), 15(b), 15(c) and
16, and shall be deemed to have represented and warranted (except as provided above), and covenanted, to the parties to the Participation Agreement as to the matters represented, warranted and covenanted by the Purchasers in the Participation Agreement. Subject to compliance by the Certificate Holder and its transferee (if any) of the requirements set forth in this Section 2.07, the Indenture Trustee and the Owner shall use all reasonable efforts to issue new Secured Certificates upon transfer or exchange within 10 Business Days of the date a Secured Certificate is surrendered for transfer or exchange.

                  SECTION 2.08. MUTILATED, DESTROYED, LOST OR STOLEN SECURED CERTIFICATES.

                  If any Secured Certificate shall become mutilated, destroyed, lost or stolen, the Owner shall, upon the written request of the holder of such Secured Certificate, execute and the Indenture Trustee shall authenticate and deliver in replacement thereof a new Secured Certificate, payable in the same Principal Amount dated the same date and captioned as issued in connection with the Aircraft. If the Secured Certificate being replaced has become mutilated, such Secured Certificate shall be surrendered to the Indenture Trustee and a photocopy thereof shall be furnished to the Owner. If the Secured Certificate being replaced has been destroyed, lost or stolen, the holder of such Secured Certificate shall furnish to the Owner and the Indenture Trustee such security or indemnity as may be required by them to save the Owner and the Indenture Trustee harmless and evidence satisfactory to the Owner and the Indenture Trustee of the destruction, loss or theft of such Secured Certificate and of the ownership thereof. If a "qualified institutional buyer" of the type referred to in paragraph (a)(l)(i)(A), (B), (D) or (E) of Rule 144A under the Securities Act (a "QIB") is the holder of any such destroyed, lost or stolen Secured Certificate, then the written indemnity of such QIB, signed by an authorized officer thereof, in favor of, delivered to and in form reasonably satisfactory to the Owner and the Indenture Trustee shall be accepted as satisfactory indemnity and security and no further indemnity or security shall be required as a condition to the execution and delivery of such new Secured Certificate. Subject to compliance by the Certificate Holder of the requirements set forth in this Section 2.08, the Indenture Trustee and the Owner shall use all reasonable efforts to issue new Secured Certificates within 10 Business Days of the date of the written request therefor from the Certificate Holder.

                  SECTION 2.09. PAYMENT OF EXPENSES ON TRANSFER; CANCELLATION.

                  (a) No service charge shall be made to a Certificate Holder for any registration of transfer or exchange of Secured Certificates, but the Indenture Trustee, as Secured Certificate Registrar, may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Secured Certificates.

                  (b) The Indenture Trustee shall cancel all Secured Certificates surrendered for replacement, redemption, transfer, exchange, payment or cancellation and shall destroy the canceled Secured Certificates.

                  SECTION 2.10. MANDATORY REDEMPTIONS OF SECURED CERTIFICATES.

                  On the date on which the Owner is required pursuant to Section 7.06(a)(i) hereof to make payment for an Event of Loss with respect to the Aircraft, all of the Secured Certificates shall be redeemed in whole at a redemption price equal to 100% of the unpaid Principal Amount thereof, together with all accrued interest thereon to the date of redemption and all other amounts payable hereunder or under the Participation Agreement to the Certificate Holders but without Make-Whole Amount.

                  SECTION 2.11. VOLUNTARY REDEMPTIONS OF SECURED CERTIFICATES.

                  Any or all of the Secured Certificates may be redeemed by the Owner upon at least 30 days' revocable prior written notice to the Indenture Trustee and the Certificate Holders, and the Secured Certificates shall be redeemed in whole at a redemption price equal to 100% of the unpaid Principal Amount thereof, together with accrued interest thereon to the date of redemption and all other amounts payable hereunder or under the Participation Agreement to the Certificate Holders plus Make-Whole Amount, if any.

                  SECTION 2.12. REDEMPTIONS; NOTICE OF REDEMPTION.

                  (a) No redemption of any Secured Certificate may be made except to the extent and in the manner expressly permitted by this Trust Indenture. No purchase of any Secured Certificate may be made by the Indenture Trustee.

                  (b) Notice of redemption with respect to the Secured Certificates shall be given by the Indenture Trustee by first-class mail, postage prepaid, mailed not less than 15 nor more than 60 days prior to the applicable redemption date, to each Certificate Holder of such Secured Certificates to be redeemed, at such Certificate Holder's address appearing in the Secured Certificate Register; PROVIDED that, in the case of a redemption to be made pursuant to Section 2.11, such notice shall be revocable and shall be deemed revoked if the Indenture Trustee receives written notice of such revocation from the Owner not later than three days prior to the redemption date. All notices of redemption shall state: (1) the redemption date, (2) the applicable basis for determining the redemption price, (3) that on the redemption date, the redemption price will become due and payable upon each such Secured Certificate, and that, if any such Secured Certificates are then outstanding, interest on such Secured Certificates shall cease to accrue on and after such redemption date, and (4) the place or places where such Secured Certificates are to be surrendered for payment of the redemption price.

                  (c) On or before the redemption date, the Owner (or any person on behalf of the Owner) shall, to the extent an amount equal to the redemption price for the Secured Certificates to be redeemed on the redemption date shall not then be held in the Collateral, deposit or cause to be deposited with the Indenture Trustee by 12:00 noon on the redemption date in immediately available funds the redemption price of the Secured Certificates to be redeemed.

                  (d) Notice of redemption having been given as aforesaid (and not deemed revoked as contemplated in the proviso to Section 2.12(b)), the Secured Certificates to be redeemed shall, on the redemption date, become due and payable at the Corporate Trust Office of the Indenture Trustee or at any office or agency maintained for such purposes pursuant to Section 2.07, and from and after such redemption date (unless there shall be a default in the payment of the redemption price) any such Secured Certificates then outstanding shall cease to bear interest. Upon surrender of any such Secured Certificate for redemption in accordance with said notice, such Secured Certificate shall be redeemed at the redemption price. If any Secured Certificate called for redemption shall not be so paid upon surrender thereof for redemption, the Principal Amount thereof shall, until paid, continue to bear interest from the applicable redemption date at the interest rate in effect for such Secured Certificate as of such redemption date.

                  SECTION 2.13. ASSUMPTION OF SECURED CERTIFICATES.

                  Pursuant to the provisions of Section 16 of the Participation Agreement, an owner trustee shall be entitled to assume on a non-recourse basis all of the obligations of the Owner hereunder and under the Secured Certificates by an amended and restated trust indenture, an amended and restated participation agreement, and the issuance of new secured certificates having substantially the same tenor as the Secured Certificates. If an owner trustee shall assume such obligations of the Owner, the Owner shall be released and discharged from any further obligations hereunder and under the Secured Certificates (except with respect to any such obligations that accrued prior thereto) and the Secured Certificates shall be delivered to the Indenture Trustee for cancellation.

                  SECTION 2.14. [INTENTIONALLY OMITTED]

                  SECTION 2.15. SUBORDINATION.

                  (a) The Owner and, by acceptance of its Secured Certificates of any Series, each Certificate Holder of such Series, hereby agree that no payment or distribution shall be made on or in respect of the Secured Obligations owed to such Certificate Holder of such Series, including any payment or distribution of cash, property or securities after the commencement of a proceeding of the type referred to in Section 4.01(e) or (f) hereof, except as expressly provided in Article III hereof.

                  (b) By the acceptance of its Secured Certificates of any Series, each Certificate Holder of such Series agrees that in the event that such Certificate Holder, in its capacity as a Certificate Holder, shall receive any payment or distribution on any Secured Obligations in respect of such Series which it is not entitled to receive under this Section 2.15 or Article III hereof, it will hold any amount so received in trust for, and will forthwith turn over such payment to, the Indenture Trustee in the form received to be applied as provided in Article III hereof.

                  (c) The indebtedness evidenced by the Series A-1 Secured Certificates and Series A-2 Secured Certificates shall rank in right of payment equally with all other Series A-1 Secured Certificates and Series A-2 Secured Certificates. The indebtedness evidenced by the Series B Secured Certificates is, to the extent and in the manner provided in this Trust Indenture, subordinate and subject in right of payment to the prior payment in full of the Secured Obligations in respect of the Series A-1 Secured Certificates and Series A-2 Secured Certificates, and the Series B Secured Certificates are issued subject to such provisions. The indebtedness evidenced by the Series C Secured Certificates is, to the extent and in the manner provided in this Trust Indenture, subordinate and subject in right of payment to the prior payment in full of the Secured Obligations in respect of the Series A-1 Secured Certificates, the Series A-2 Secured Certificates and the Series B Secured Certificates, and the Series C Secured Certificates are issued subject to such provisions. [The indebtedness evidenced by the Series D Secured Certificates is, to the extent and in the manner provided in this Trust Indenture, subordinate and subject in right of payment to the prior payment in full of the Secured Obligations in respect of the Series A-1 Secured Certificates, the Series A-2 Secured Certificates, the Series B Secured Certificates and the Secured C Secured Certificates, and the Series D Secured Certificates are issued subject to such provisions -- A319's and 757's]. By acceptance of its Secured Certificates of any Series, each Certificate Holder of such Series (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Indenture Trustee on such Certificate Holder's behalf to take any action necessary or appropriate to effectuate the subordination as provided in this Trust Indenture and (c) appoints the Indenture Trustee as such Certificate Holder's attorney-in-fact for such purpose.

                                   ARTICLE III

                RECEIPT, DISTRIBUTION AND APPLICATION OF PAYMENTS

                  SECTION 3.01. BASIC DISTRIBUTIONS.

                  Except as otherwise provided in Section 3.03 hereof, each periodic payment of principal or interest on the Secured Certificates received by the Indenture Trustee shall be promptly distributed in the following order of priority:

                  (i) so much of such payment as shall be required to pay in full the aggregate amount of the payment or payments of Principal Amount and interest and other amounts (as well as any interest on any overdue Principal Amount and, to the extent permitted by applicable law, on any overdue interest and any other overdue amounts) then due under all Series A-1 Secured Certificates and Series A-2 Secured Certificates shall be distributed to the Certificate Holders of Series A-1 and A-2 ratably, without priority of one over the other, in the proportion that the amount of such payment or payments then due under all Series A-1 Secured Certificates and Series A-2 Secured Certificates held by each Certificate Holder bears to the aggregate amount of the payments then due under all Series A-1 Secured Certificates and Series A-2 Secured Certificates;

                  (ii) after giving effect to paragraph (i) above, so much of such payment remaining as shall be required to pay in full the aggregate amount of the payment or payments of Principal Amount and interest and other amounts (as well as any interest on any overdue Principal Amount and, to the extent permitted by applicable law, on any overdue interest and any other overdue amounts) then due under all Series B Secured Certificates shall be distributed to the Certificate Holders of Series B ratably, without priority of one over the other, in the proportion that the amount of such payment or payments then due under all Series B Secured Certificates held by each Certificate Holder bears to the aggregate amount of the payments then due under all Series B Secured Certificates; [and]

                  (iii) after giving effect to paragraph (ii) above, so much of such payment remaining as shall be required to pay in full the aggregate amount of the payment or payments of Principal Amount and interest and other amounts (as well as any interest on any overdue Principal Amount and, to the extent permitted by applicable law, on any overdue interest and any other overdue amounts) then due under all Series C Secured Certificates shall be distributed to the Certificate Holders of Series C ratably, without priority of one over the other, in the proportion that the amount of such payment or payments then due under all Series C Secured Certificates held by each Certificate Holder bears to the aggregate amount of the payments then due under all Series C Secured Certificates[.] [; and]

                  [(iv) after giving effect to paragraph (iii) above, so much of such payment remaining as shall be required to pay in full the aggregate amount of the payment or payments of Principal Amount and interest and other amounts (as well as any interest on any overdue Principal Amount and, to the extent permitted by applicable law, on any overdue interest and any other overdue amounts) then due under all Series D Secured Certificates shall be distributed to the Certificate Holders of Series D ratably, without priority of one over the other, in the proportion that the amount of such payment or payments then due under all Series D Secured Certificates held by each Certificate Holder bears to the aggregate amount of the payments then due under all Series D Secured Certificates. -- A319's and 757's]

                  SECTION 3.02. EVENT OF LOSS; REPLACEMENT; OPTIONAL REDEMPTION.

                  Except as otherwise provided in Section 3.03 hereof, any payments received by the Indenture Trustee (i) with respect to the Aircraft as the result of an Event of Loss or (ii) pursuant to the optional redemption of the Secured Certificates pursuant to Section 2.11 hereof shall be applied to redemption of the Secured Certificates and to all other amounts payable hereunder or to the Indenture Trustee or any Certificate Holder under the Participation Agreement by applying such funds in the following order of priority:

FIRST, (a) to reimburse the Indenture Trustee and the Certificate Holders for any reasonable costs or expenses incurred in connection with such redemption for which they are entitled to reimbursement, or indemnity by the Owner, under the Operative Documents and then (b) to pay any other amounts then due to the Indenture Trustee and the Certificate Holders under this Trust Indenture, the Participation Agreement or the Secured Certificates (other than amounts specified in clause Second below);

SECOND,           (i)      to pay the amounts specified in paragraph (i) of
                           clause "Third" of Section 3.03 hereof plus Make-Whole
                           Amount, if any, then due and payable in respect of the Series A-1 Secured Certificates and the Series
                           A-2 Secured Certificates;

                  (ii) after giving effect to paragraph (i) above, to pay the amounts specified in paragraph (ii) of clause "Third" of Section 3.03 hereof plus Make-Whole Amount, if any, then due and payable in respect of the Series B Secured Certificates; [and]

                  (iii) after giving effect to paragraph (ii) above, to pay the amounts specified in paragraph (iii) of clause "Third" of Section 3.03 hereof plus Make-Whole Amount, if any, then due and payable in respect of the Series C Secured Certificates[.] [;and]

                  [(iv) after giving effect to paragraph (iii) above, to pay the amounts specified in paragraph (iv) of clause "Third" of Section 3.03 hereof plus Make-Whole Amount, if any, then due and payable in respect of the Series D Secured Certificates. -- A319's and 757's]

THIRD,            as provided in clause "Fourth" of Section 3.03 hereof;

PROVIDED, HOWEVER, that if a Replacement Airframe or Replacement Engine shall be substituted for the Airframe or Engine subject to such Event of Loss as provided in accordance with Section 7.06 hereof, any insurance, condemnation or similar proceeds which result from such Event of Loss and are paid over to the Indenture Trustee shall be held by the Indenture Trustee as permitted by Section 6.04 hereof (provided that such moneys shall be invested as provided in Section 5.06 hereof) as additional security for the obligations of the Owner under the Operative Documents and such proceeds (and such investment earnings), to the extent not theretofore applied as provided herein, shall be released to the Owner at the Owner's written request upon the release of such damaged Airframe or Engine and the replacement thereof as provided herein.

                  SECTION 3.03. PAYMENTS AFTER EVENT OF DEFAULT.

                  Except as otherwise provided in Section 3.04 hereof, all payments received and amounts held or realized by the Indenture Trustee (including any amounts realized by the Indenture Trustee from the exercise of any remedies pursuant to Article IV hereof) after both an

Event of Default shall have occurred and be continuing and the Secured Certificates shall have become due and payable pursuant to Section 4.02(b) hereof, as well as all payments or amounts then held by the Indenture Trustee as part of the Collateral, shall be promptly distributed by the Indenture Trustee in the following order of priority:

FIRST, so much of such payments or amounts as shall be required to reimburse the Indenture Trustee for any tax, expense or other loss (including, without limitation, all amounts to be expended at the expense of, or charged upon the tolls, rents, revenues, issues, products and profits of, the property included in the Collateral (all such property being herein called the "MORTGAGED Property") pursuant to Section 4.03(b) hereof) incurred by the Indenture Trustee (to the extent not previously reimbursed), the expenses of any sale, taking or other proceeding, reasonable attorneys' fees and expenses, court costs, and any other expenditures incurred or expenditures or advances made by the Indenture Trustee or the Certificate Holders in the protection, exercise or enforcement of any right, power or remedy or any damages sustained by the Indenture Trustee or any Certificate Holder, liquidated or otherwise, upon such Event of Default shall be applied by the Indenture Trustee as between itself and the Certificate Holders in reimbursement of such expenses and any other expenses for which the Indenture Trustee or the Certificate Holders are entitled to reimbursement under any Operative Document and in the case the aggregate amount to be so distributed is insufficient to pay as aforesaid, then ratably, without priority of one over the other, in proportion to the amounts owed each hereunder;

SECOND, so much of such payments or amounts remaining as shall be required to reimburse the then existing or prior Certificate Holders for payments made pursuant to Section 5.03 hereof (to the extent not previously reimbursed) shall be distributed to such then existing or prior Certificate Holders ratably, without priority of one over the other, in accordance with the amount of the payment or payments made by each such then existing or prior Certificate Holder pursuant to said Section
                  5.03 hereof;

THIRD,            (i)      so much of such payments or amounts remaining as
                           shall be required to pay in full the aggregate unpaid
                           Principal Amount of all Series A-1 Secured
                           Certificates and Series A-2 Secured Certificates, and the accrued but unpaid interest and other amounts due thereon and all other Secured Obligations in respect of the Series A-1 Secured Certificates and the Series
                           A-2 Secured Certificates to the date of distribution, shall be distributed to the Certificate Holders of Series A-1 and Series A-2, and in case the aggregate amount so to be distributed shall be insufficient to pay in full as aforesaid, then ratably, without priority of one over the other, in the proportion that the aggregate unpaid Principal Amount of all Series A-1 Secured Certificates and all Series A-2
                           Secured Certificates held by each Certificate Holder plus the accrued but unpaid interest and other amounts due hereunder or thereunder to the date of distribution, bears to the aggregate unpaid Principal
                           Amount of all Series A-1 Secured

                           Certificates and Series A-2 Secured Certificates plus the accrued but unpaid interest and other amounts due thereon to the date of distribution;

                  (ii) after giving effect to paragraph (i) above, so much of such payments or amounts remaining as shall be required to pay in full the aggregate unpaid Principal Amount of all Series B Secured Certificates, and the accrued but unpaid interest and other amounts due thereon and all other Secured Obligations in respect of the Series B Secured Certificates to the date of distribution, shall be distributed to the Certificate Holders of Series B, and in case the aggregate amount so to be distributed shall be insufficient to pay in full as aforesaid, then ratably, without priority of one over the other, in the proportion that the aggregate unpaid Principal Amount of all Series B Secured Certificates held by each Certificate Holder plus the accrued but unpaid interest and other amounts due hereunder or thereunder to the date of distribution, bears to the aggregate unpaid Principal Amount of all Series B Secured Certificates plus the accrued but unpaid interest and other amounts due thereon to the date of distribution;

                  (iii) after giving effect to paragraph (ii) above, so much of such payments or amounts remaining as shall be required to pay in full the aggregate unpaid Principal Amount of all Series C Secured Certificates, and the accrued but unpaid interest and other amounts due thereon and all other Secured Obligations in respect of the Series C Secured Certificates to the date of distribution, shall be distributed to the Certificate Holders of Series C, and in case the aggregate amount so to be distributed shall be insufficient to pay in full as aforesaid, then ratably, without priority of one over the other, in the proportion that the aggregate unpaid Principal Amount of all Series C Secured Certificates held by each Certificate Holder plus the accrued but unpaid interest and other amounts due hereunder or thereunder to the date of distribution, bears to the aggregate unpaid Principal Amount of all Series C Secured Certificates plus the accrued but unpaid interest and other amounts due thereon to the date of distribution; [and]

                  [(iv) after giving effect to paragraph (iii) above, so much of such payments or amounts remaining as shall be required to pay in full the aggregate unpaid Principal Amount of all Series D Secured Certificates, and the accrued but unpaid interest and other amounts due thereon and all other Secured Obligations in respect of the Series D Secured Certificates to the date of distribution, shall be distributed to the Certificate Holders of Series D, and in case the aggregate amount so to be distributed shall be insufficient to pay in full as aforesaid, then ratably, without priority of one over the other, in the proportion that the aggregate unpaid Principal Amount of all Series D Secured Certificates held by each Certificate Holder plus the accrued but unpaid interest and other amounts due hereunder or thereunder to the date of distribution, bears to the aggregate unpaid Principal Amount of all Series D Secured Certificates plus the accrued but unpaid interest and other amounts due thereon to the date of distribution; -- A319's and 757's]

FOURTH, the balance, if any, of such payments or amounts remaining thereafter shall be distributed to the Owner.

                  No Make-Whole Amount shall be due and payable on the Secured Certificates as a consequence of the acceleration of the Secured Certificates.

                  SECTION 3.04. CERTAIN PAYMENTS.

                  (a) Any payments received by the Indenture Trustee for which no provision as to the application thereof is made in this Trust Indenture and for which such provision is made in the Participation Agreement or any other Operative Document shall be applied forthwith to the purpose for which such payment was made in accordance with the terms of the Participation Agreement or such other Operative Document, as the case may be.

                  (b) The Indenture Trustee will distribute promptly upon receipt any indemnity payment received by it from the Owner in respect of the Indenture Trustee in its individual capacity, any Certificate Holder or any other Indenture Indemnitee, in each case pursuant to Section 7 of the Participation Agreement, directly to the Person entitled thereto. Any payment received by the Indenture Trustee under the third paragraph of Section 2.02 shall be distributed to the Subordination Agent to be distributed in accordance with the terms of the Intercreditor Agreement.

                  SECTION 3.05. OTHER PAYMENTS.

                  Any payments received by the Indenture Trustee for which no provision as to the application thereof is made in the Participation Agreement, elsewhere in this Trust Indenture or in any other Operative Document shall be distributed by the Indenture Trustee to the extent received or realized at any time in the order of priority specified in Section 3.01 hereof and after payment in full of all amounts then due in accordance with Section 3.01 hereof, in the manner provided in clause "Fourth" of Section 3.03 hereof.

                  SECTION 3.06. PAYMENTS TO THE OWNER.

                  Any amounts distributed hereunder by the Indenture Trustee to the Owner shall be paid to the Owner (within the time limits contemplated by Section 2.04(a)) by wire transfer of funds of the type received by the Indenture Trustee at such office and to such account or accounts of such entity or entities as shall be designated by notice from the Owner to the Indenture Trustee from time to time.

                  SECTION 3.07. APPLICATION OF PAYMENTS UNDER GUARANTEE.

                  All payments received by the Indenture Trustee pursuant to the Guarantee shall be distributed forthwith by the Indenture Trustee in the same order of priority, and in the same manner, as it would have distributed the payment in respect of which such payment under the Guarantee was received.

                                   ARTICLE IV

                EVENTS OF DEFAULT; REMEDIES OF INDENTURE TRUSTEE

                  SECTION 4.01. EVENT OF DEFAULT.

                  "EVENT OF DEFAULT" means any of the following events (whatever the reason for such Event of Default and whether such event shall be voluntary or involuntary or come about or be effected by operation of Law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                           (a) the failure of the Owner to pay (i) Principal
                  Amount of, interest on, or Make-Whole Amount, under any Secured Certificate when due, and such failure shall have continued unremedied for a period of ten (10) Business Days, or (ii) any other amount payable by it to the Certificate Holders under this Trust Indenture (other than any such failure arising by virtue of a tax withheld pursuant to
                  Section 2.04(b) hereof) or under the Participation Agreement, and such failure shall have continued unremedied for ten (10) Business Days after receipt by the Owner of written demand therefor from the Indenture Trustee or any Certificate Holder; or

                           (b) the Owner shall fail to carry and maintain, or
                  cause to be carried and maintained, insurance on and in respect of the Aircraft in accordance with the provisions of
                  Section 7.04; or

                           (c) the Owner shall fail to observe or perform (or
                  caused to be observed or performed), in any material respect, any covenant or agreement to be performed or observed by it under any Operative Document, and such failure shall continue unremedied for a period of thirty (30) days after receipt by the Owner of written notice thereof from the Indenture Trustee PROVIDED, HOWEVER, that if the Owner shall have undertaken to cure any such failure which arises under clause (ii) or clause
                  (iii) of the first sentence of Section 7.02(a), or under the second sentence of Section 7.02(a) as it relates to maintenance, service, repair or overhaul or under Section 7.03 and, notwithstanding the diligence of the Owner in attempting to cure such failure, such failure is not cured within said thirty day period but is curable with future due diligence, there shall exist no Event of Default under this Section 4.01 so long as the Owner is proceeding with due diligence to cure such failure and such failure is remedied not later than three hundred sixty-five (365) days after receipt by the Owner of such written notice; or

                           (d) any representation or warranty made by the Owner
                  herein or in the Participation Agreement or any document or certificate furnished by the Owner in connection herewith or therewith or pursuant hereto or thereto (except the representations and warranties set forth in the Pass Through Trust Agreement, the Underwriting Agreement or the Note Purchase Agreement or any document or instrument furnished pursuant to any thereof) shall prove to have been incorrect in any material respect at the time made and such incorrectness shall not have been cured (to the extent of the adverse impact of such incorrectness on the interests of the Indenture Trustee or the Certificate Holders) within thirty (30) days after the receipt by the Owner of a written notice from the Indenture Trustee advising the Owner of the existence of such incorrectness; or

                           (e) the commencement of an involuntary case or other
                  proceeding in respect of the Owner in an involuntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law in the United States or seeking the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Owner or for all or substantially all of its property, or seeking the winding-up or liquidation of its affairs and the continuation of any such case or other proceeding undismissed and unstayed for a period of ninety
                  (90) consecutive days or an order, judgment or decree shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent of the Owner, a receiver, trustee or liquidator of the Owner, or of any substantial part of its property, or sequestering any substantial part of the property of the Owner and any such order, judgment or decree or appointment or sequestration shall be final or shall remain in force undismissed, unstayed or unvacated for a period of ninety (90) days after the date of entry thereof; or

                           (f) the commencement by the Owner of a voluntary case
                  under the federal bankruptcy laws, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or other similar law in the United States, or the consent by the Owner to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Owner or for all or substantially all of its property, or the making by the Owner of any assignment for the benefit of creditors, or the Owner shall take any corporate action to authorize any of the foregoing.

PROVIDED, HOWEVER, that, notwithstanding anything to the contrary contained in this Section 4.01, any failure of the Owner to perform or observe any covenant, condition, agreement or any error in a representation or warranty shall not constitute an Event of Default if such failure or error is caused solely by reason of an event that constitutes an Event of Loss so long as the Owner is continuing to comply with all of the terms of Section 7.06 hereof.

                  SECTION 4.02. REMEDIES.

                  (a) If an Event of Default shall have occurred and be continuing and so long as the same shall continue unremedied, then in every such case, the Indenture Trustee may do one or more of the following, to the extent permitted by, and subject to compliance with any mandatory requirements of, applicable law then in effect; PROVIDED, HOWEVER, that during any period the Aircraft is subject to the Civil Reserve Air Fleet Program in accordance with the provisions of Section 7.02(b) hereof and in possession of the United States Government or an agency or instrumentality of the United States, the Indenture Trustee shall not, on account of any Event of Default, be entitled to do any of the following in such manner as to limit the Owner's control under this Trust Indenture (or any Lessee's control under any Lease) of any Airframe or any Engines installed thereon, unless at least sixty (60) days' (or such lesser period as may then be applicable under the Air Mobility Command program of the United States Government) written notice of default hereunder shall have been given by the Indenture Trustee by registered or certified mail to the Owner (and any Lessee) with a copy addressed to the Contracting Office Representative for the Air Mobility Command of the United States Air Force under any contract with the Owner (or any Lessee) relating to the Aircraft; PROVIDED FURTHER, that the Indenture Trustee shall give the Owner twenty (20) days' prior written notice of its intention to sell the Aircraft:

                  subject to the provisions of the Granting Clause hereof:

                           (i) cause the Owner upon the written demand of the
                  Indenture Trustee and at the Owner's expense, to deliver promptly, and the Owner shall deliver promptly, the Airframe or any Engine as the Indenture Trustee may so demand to the Indenture Trustee;

                           (ii) sell the Airframe and/or any Engine at public or
                  private sale, whether or not the Indenture Trustee shall at the time have possession thereof, as the Indenture Trustee may determine, or lease or otherwise dispose of, all or any part of the Airframe or any Engine as the Indenture Trustee, in its sole discretion, may determine, all free and clear of any rights of the Owner, except as hereinafter set forth in this
                  Section 4.02; or

                           (iii) exercise any or all of the rights and powers
                  and pursue any and all remedies of a secured party under the Uniform Commercial Code of the State of New York. (b) If an Event of Default shall have occurred and be continuing, then and in every such case the Indenture Trustee may (and shall, upon receipt of a written demand therefor from a Majority in Interest of Certificate Holders) at any time, by delivery of written notice or notices to the Owner, declare all the Secured Certificates to be due and payable, whereupon the unpaid Principal Amount of all Secured Certificates then outstanding, together with accrued but unpaid interest thereon (without Make-Whole Amount) and other amounts due thereunder, shall immediately become due and payable without presentment, demand, protest or notice, all of which are hereby waived.

                  This Section 4.02(b), however, is subject to the condition that, if at any time after the Principal Amount of the Secured Certificates shall have become so due and payable, and before any judgment or decree for the payment of the money so due, or any thereof, shall be entered, all overdue payments of interest upon the Secured Certificates and all other amounts payable under the Secured Certificates (except the Principal Amount of the Secured Certificates which by such declaration shall have become payable) shall have been duly paid, and every other Default and Event of Default with respect to any covenant or provision of this Trust Indenture shall have been cured, then and in every such case a Majority in Interest of Certificate Holders may (but shall not be obligated to), by written instrument filed with the Indenture Trustee, rescind and annul the Indenture Trustee's declaration and its consequences; but no such rescission or annulment shall extend to or affect any subsequent Default or Event of Default or impair any right consequent thereon.

                  (c) Any Certificate Holder shall be entitled, at any sale pursuant to this Section 4.02, to credit against any purchase price bid at such sale by such holder all or any part of the unpaid obligations owing to such Certificate Holder and secured by the Lien of this Trust Indenture (but only to the extent that such purchase price would have been paid to such Certificate Holder pursuant to Article III hereof if such purchase price were paid in cash and the foregoing provisions of this subsection (c) were not given effect).

                  (d) In the event of any sale of the Collateral, or any part thereof, pursuant to any judgment or decree of any court or otherwise in connection with the enforcement of any of the terms of this Trust Indenture, the unpaid Principal Amount of all Secured Certificates then outstanding, together with accrued interest thereon, and other amounts due thereunder, shall immediately become due and payable without presentment, demand, protest or notice, all of which are hereby waived.

                  (e) Notwithstanding anything contained herein, so long as the Pass Through Trustee under any Pass Through Trust Agreement or the Subordination Agent on its behalf is a Certificate Holder, the Indenture Trustee will not be authorized or empowered to acquire title to any Mortgaged Property or take any action with respect to any Mortgaged Property so acquired by it if such acquisition or action would cause any Pass Through Trust to fail to qualify as a "grantor trust" for federal income tax purposes.

                  SECTION 4.03. RETURN OF AIRCRAFT, ETC.

                  (a) If an Event of Default shall have occurred and be continuing and the Secured Certificates have been accelerated, subject to
Section 4.02 hereof, at the request of the Indenture Trustee, the Owner shall promptly execute and deliver to the Indenture Trustee such instruments of title and other documents as the Indenture Trustee may deem necessary or advisable to enable the Indenture Trustee or an agent or representative designated by the Indenture Trustee, at such time or times and place or places as the Indenture Trustee may specify, to obtain possession of all or any part of the Mortgaged Property included in the Collateral to which the Indenture Trustee shall at the time be entitled hereunder. If the Owner shall for any reason fail to execute and deliver such instruments and documents after such request by the Indenture Trustee, the Indenture Trustee may (i) obtain a judgment conferring on the Indenture Trustee the right to immediate possession and requiring the Owner to execute and deliver such instruments and documents to the Indenture Trustee, to the entry of which judgment the Owner hereby specifically consents to the fullest extent permitted by applicable law, and (ii) pursue all or part of such Mortgaged Property wherever it may be found and may enter any of the premises of the Owner wherever such Mortgaged Property may be or be supposed to be and search for such Mortgaged Property and take possession of and remove such Mortgaged Property. All expenses of obtaining such judgment or of pursuing, searching for and taking such property shall, until paid, be secured by the Lien of this Trust Indenture.

                  (b) Upon every such taking of possession, the Indenture Trustee may, from time to time, at the expense of the Mortgaged Property, make all such expenditures for maintenance, use, operation, storage, insurance, leasing, control, management, disposition, modifications or alterations to and of the Mortgaged Property, as it may deem proper. In each such case, the Indenture Trustee shall have the right to maintain, use, operate, store, insure, lease, control, manage, dispose of, modify or alter the Mortgaged Property and to carry on the business and to exercise all rights and powers of the Owner relating to the Mortgaged Property, as the Indenture Trustee shall deem best, including the right to enter into any and all such agreements with respect to the maintenance, use, operation, storage, insurance, leasing, control, management, disposition, modification or alteration of the Mortgaged Property or any part thereof as the Indenture Trustee may determine, and the Indenture Trustee shall be entitled to collect and receive directly all tolls, rents, revenues, issues, income, products and profits of the Mortgaged Property and every part thereof, without prejudice, however, to the right of the Indenture Trustee under any provision of this Trust Indenture to collect and receive all cash held by, or required to be deposited with, the Indenture Trustee hereunder. Such tolls, rents, revenues, issues, income, products and profits shall be applied to pay the expenses of the maintenance, use, operation, storage, insurance, leasing, control, management, disposition, improvement, modification or alteration of the Mortgaged Property and of conducting the business thereof, and to make all payments which the Indenture Trustee may be required or may elect to make, if any, for taxes, assessments, insurance or other proper charges upon the Mortgaged Property or any part thereof (including the employment of engineers and accountants to examine, inspect and make reports upon the properties and books and records of the Owner), and all other payments which the Indenture Trustee may be required or authorized to make under any provision of this Trust Indenture, as well as just and reasonable compensation for the services of the Indenture Trustee, and of all persons properly engaged and employed by the Indenture Trustee with respect hereto.

                  SECTION 4.04. REMEDIES CUMULATIVE.

                  Each and every right, power and remedy given to the Indenture Trustee specifically or otherwise in this Trust Indenture shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Indenture Trustee, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. No delay or omission by the Indenture Trustee in the exercise of any right, remedy or power or in the pursuance of any remedy shall impair any such right, power or remedy or be construed to be a waiver of any default on the part of the Owner or to be an acquiescence therein.

                  SECTION 4.05. DISCONTINUANCE OF PROCEEDINGS.

                  In case the Indenture Trustee shall have instituted any proceeding to enforce any right, power or remedy under this Trust Indenture by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Indenture Trustee, then and in every such case the Owner and the Indenture Trustee shall, subject to any determination in such proceedings, be restored to their former positions and rights hereunder with respect to the Mortgaged Property, and all rights,

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remedies and powers of the Owner or the Indenture Trustee shall continue as if no such proceedings had been instituted.

                  SECTION 4.06. WAIVER OF PAST DEFAULTS.

                  Upon written instruction from a Majority in Interest of Certificate Holders, the Indenture Trustee shall waive any past Default hereunder and its consequences and upon any such waiver such Default shall cease to exist and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Trust Indenture, but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon; PROVIDED, that in the absence of written instructions from all the Certificate Holders, the Indenture Trustee shall not waive any Default (i) in the payment of the Principal Amount, Make-Whole Amount, if any, and interest and other amounts due under any Secured Certificate then outstanding, or (ii) in respect of a covenant or provision hereof which, under Article X hereof, cannot be modified or amended without the consent of each Certificate Holder.

                  SECTION 4.07. APPOINTMENT OF RECEIVER.

                  The Indenture Trustee shall, as a matter of right, be entitled to the appointment of a receiver (who may be the Indenture Trustee or any successor or nominee thereof) for all or any part of the Mortgaged Property, whether such receivership be incidental to a proposed sale of the Mortgaged Property or the taking of possession thereof or otherwise, and the Owner hereby consents to the appointment of such a receiver and will not oppose any such appointment. Any receiver appointed for all or any part of the Mortgaged Property shall be entitled to exercise all the rights and powers of the Indenture Trustee with respect to the Mortgaged Property.

                  SECTION 4.08. INDENTURE TRUSTEE AUTHORIZED TO EXECUTE BILLS OF SALE, ETC.

                  The Owner irrevocably appoints the Indenture Trustee the true and lawful attorney-in-fact of the Owner in its name and stead and on its behalf, for the purpose, if an Event of Default shall have occurred and be continuing, of effectuating any sale, assignment, transfer or delivery for the enforcement of the Lien of this Trust Indenture, whether pursuant to foreclosure or power of sale, assignments and other instruments as may be necessary or appropriate, with full power of substitution, the Owner hereby ratifying and confirming all that such attorney or any substitute shall do by virtue hereof in accordance with applicable law. Nevertheless, if so requested by the Indenture Trustee or any purchaser, the Owner shall ratify and confirm any such sale, assignment, transfer or delivery, by executing and delivering to the Indenture Trustee or such purchaser all bills of sale, assignments, releases and other proper instruments to effect such ratification and confirmation as may be designated in any such request.

                  SECTION 4.09. RIGHTS OF CERTIFICATE HOLDERS TO RECEIVE
PAYMENT.

                  Notwithstanding any other provision of this Trust Indenture, the right of any Certificate Holder to receive payment of principal of, and premium, if any, and interest on a Secured Certificate on or after the respective due dates expressed in such Secured Certificate, or to bring suit for the enforcement of any such payment on or after such respective dates in

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accordance with the terms hereof, shall not be impaired or affected without the consent of such Certificate Holder.

                                    ARTICLE V

                         DUTIES OF THE INDENTURE TRUSTEE

                  SECTION 5.01. NOTICE OF EVENT OF DEFAULT.

                  If the Indenture Trustee shall have Actual Knowledge of an Event of Default or of a Default arising from a failure to pay any payment of Principal Amount of, interest on, Make-Whole Amount, if any, due and payable under any Secured Certificates, the Indenture Trustee shall give prompt written notice thereof to the Owner and each Certificate Holder. Subject to the terms of Sections 4.02, 4.06, 5.02 and 5.03 hereof, the Indenture Trustee shall take such action, or refrain from taking such action, with respect to such Event of Default or Default (including with respect to the exercise of any rights or remedies hereunder) as the Indenture Trustee shall be instructed in writing by a Majority in Interest of Certificate Holders. Subject to the provisions of
Section 5.03, if the Indenture Trustee shall not have received instructions as above provided within twenty (20) days after mailing notice of such Event of Default to the Certificate Holders the Indenture Trustee may, subject to instructions thereafter received pursuant to the preceding provisions of this
Section 5.01, take such action, or refrain from taking such action, but shall be under no duty to take or refrain from taking any action, with respect to such Event of Default or Default as it shall determine advisable in the best interests of the Certificate Holders; PROVIDED, HOWEVER, that the Indenture Trustee may not sell the Aircraft or any Engine without the consent of a Majority in Interest of Certificate Holders. For all purposes of this Trust Indenture, in the absence of Actual Knowledge on the part of the Indenture Trustee, the Indenture Trustee shall not be deemed to have knowledge of a Default or an Event of Default (except the failure of the Owner to pay any payment of Principal Amount or interest within one (1) Business Day after the same shall become due, which failure shall constitute knowledge of a Default) unless notified in writing by the Owner or one or more Certificate Holders.

                  SECTION 5.02. ACTION UPON INSTRUCTIONS; CERTAIN RIGHTS AND LIMITATIONS.

                  Subject to the terms of Sections 4.02(a), 4.06, 5.01 and 5.03 hereof, upon the written instructions at any time and from time to time of a Majority in Interest of Certificate Holders, the Indenture Trustee shall, subject to the terms of this Section 5.02, take such of the following actions as may be specified in such instructions: (i) give such notice or direction or exercise such right, remedy or power hereunder as shall be specified in such instructions; and (ii) give such notice or direction or exercise such right, remedy or power hereunder with respect to any part of the Collateral as shall be specified in such instructions.

                  The Indenture Trustee will execute and the Owner will file or cause to be filed such continuation statements with respect to financing statements relating to the security interest created hereunder in the Collateral as specified from time to time in written instructions of a Majority in Interest of Certificate Holders (which instructions may, by their terms, be operative only at a future date and which shall be accompanied by the form of such continuation statement so to be filed). The Indenture Trustee will furnish to each Certificate Holder promptly upon receipt thereof, duplicates or copies of all reports, notices, requests, demands, certificates and other instruments furnished to the Indenture Trustee hereunder.

                  SECTION 5.03. INDEMNIFICATION.

                  The Indenture Trustee shall not be under any obligation to take any action under this Trust Indenture and nothing herein or therein shall require the Indenture Trustee to expend or risk its own funds or otherwise incur the risk of any financial liability in the performance of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it (the written indemnity of any Certificate Holder who is a QIB, signed by an authorized officer thereof, in favor of, delivered to and in form reasonably satisfactory to Indenture Trustee shall be accepted as reasonable assurance of adequate indemnity). The Indenture Trustee shall not be required to take any action under Section 5.01 (other than the first sentence thereof) or
5.02 or Article IV hereof, nor shall any other provision of this Trust Indenture or any other Operative Document be deemed to impose a duty on the Indenture Trustee to take any action, if the Indenture Trustee shall have been advised by counsel that such action is contrary to the terms hereof or is otherwise contrary to Law.

                  SECTION 5.04. NO DUTIES EXCEPT AS SPECIFIED IN TRUST INDENTURE OR INSTRUCTIONS.

                  The Indenture Trustee shall not have any duty or obligation to use, operate, store, lease, control, manage, sell, dispose of or otherwise deal with the Aircraft or any other part of the Collateral, or to otherwise take or refrain from taking any action under, or in connection with, this Trust Indenture or any part of the Collateral, except as expressly provided by the terms of this Trust Indenture or as expressly provided in written instructions from Certificate Holders as provided in this Trust Indenture; and no implied duties or obligations shall be read into this Trust Indenture against the Indenture Trustee. The Indenture Trustee agrees that it will in its individual capacity and at its own cost and expense (but without any right of indemnity in respect of any such cost or expense under Section 8.01 hereof), promptly take such action as may be necessary duly to discharge all liens and encumbrances on any part of the Collateral which result from claims against it in its individual capacity not related to the ownership of the Aircraft or the administration of the Collateral or any other transaction pursuant to this Trust Indenture or any document included in the Collateral.

                  SECTION 5.05. NO ACTION EXCEPT UNDER TRUST INDENTURE OR INSTRUCTIONS.

                  The Indenture Trustee agrees that it will not use, operate, store, lease, control, manage, sell, dispose of or otherwise deal with the Aircraft or any other part of the Collateral except in accordance with the powers granted to, or the authority conferred upon, the Indenture Trustee pursuant to this Trust Indenture and in accordance with the express terms hereof.

                  SECTION 5.06. INVESTMENT OF AMOUNTS HELD BY INDENTURE TRUSTEE.

                  Any amounts held by the Indenture Trustee pursuant to Section 3.02, or pursuant to any provision of any other Operative Document providing for amounts to be held by the Indenture Trustee which are not distributed pursuant to the other provisions of Article III hereof shall be invested by the Indenture Trustee from time to time in Cash Equivalents as directed by the Owner so long as the Indenture Trustee may acquire the same using its best efforts. Unless otherwise expressly provided in this Trust Indenture, any income realized as a result of any such investment, net of the Indenture Trustee's reasonable fees and expenses in making such investment, shall be held and applied by the Indenture Trustee in the same manner as the principal amount of such investment is to be applied and any losses, net of earnings and such reasonable fees and expenses, shall be charged against the principal amount invested. The Indenture Trustee shall not be liable for any loss resulting from any investment required to be made by it under this Trust Indenture other than by reason of its willful misconduct or gross negligence, and any such investment may be sold (without regard to its maturity) by the Indenture Trustee without instructions whenever such sale is necessary to make a distribution required by this Trust Indenture. Any of the investments permitted hereunder may be made with or through, as applicable, the entity acting as Indenture Trustee or its Affiliates.

                                   ARTICLE VI

                              THE INDENTURE TRUSTEE

                  SECTION 6.01. ACCEPTANCE OF TRUSTS AND DUTIES.

                  The Indenture Trustee accepts the duties hereby created and applicable to it and agrees to perform the same but only upon the terms of this Trust Indenture and agrees to receive and disburse all monies constituting part of the Collateral in accordance with the terms hereof. The Indenture Trustee, in its individual capacity, shall not be answerable or accountable under any circumstances, except (i) for its own willful misconduct or gross negligence (other than for the handling of funds, for which the standard of accountability shall be willful misconduct or negligence), and (ii) as provided in the fourth sentence of Section 2.04(a) hereof and the last sentence of Section 5.04 hereof.

                  SECTION 6.02. ABSENCE OF DUTIES.

                  In the case of the Indenture Trustee, except in accordance with written instructions furnished pursuant to Section 5.01 or 5.02 hereof, and except as provided in, and without limiting the generality of, Sections 5.03 and
5.04 hereof, the Indenture Trustee shall have no duty (i) to see to any registration of the Aircraft or any recording or filing of this Trust Indenture or any other document, or to see to the maintenance of any such registration, recording or filing, (ii) to see to any insurance on the Aircraft or to effect or maintain any such insurance, whether or not the Owner shall be in default with respect thereto, (iii) to see to the payment or discharge of any lien or encumbrance of any kind against any part of the Collateral, (iv) to confirm, verify or inquire into the failure to receive any financial statements from the Owner, or (v) to inspect the Aircraft at any time or ascertain or inquire as to the performance or observance of any of the Owner's covenants herein with respect to the Aircraft.

                  SECTION 6.03. NO REPRESENTATIONS OR WARRANTIES AS TO AIRCRAFT OR DOCUMENTS.

                  THE INDENTURE TRUSTEE IN ITS INDIVIDUAL OR TRUST CAPACITY DOES NOT MAKE AND SHALL NOT BE DEEMED TO HAVE MADE AND HEREBY EXPRESSLY DISCLAIMS ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE TITLE, AIRWORTHINESS, VALUE, COMPLIANCE WITH SPECIFICATIONS, CONDITION, DESIGN, QUALITY, DURABILITY, OPERATION, MERCHANTABILITY OR FITNESS FOR USE FOR A PARTICULAR PURPOSE OF THE AIRCRAFT OR ANY ENGINE, AS TO THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, AS TO THE ABSENCE OF ANY INFRINGEMENT OF ANY PATENT, TRADEMARK OR COPYRIGHT, AS TO THE ABSENCE OF OBLIGATIONS BASED ON STRICT LIABILITY IN TORT OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER. The Indenture Trustee, in its individual or trust capacities, does not make, nor shall it be deemed to have made, any representation or warranty as to the validity, legality or enforceability of this Trust Indenture, the Participation Agreement, the Secured Certificates, the Purchase Agreement, the Consent and Agreement or the Guarantee, or as to the correctness of any statement contained in any thereof, except for the representations and warranties of the Indenture Trustee, in each case expressly made in this Trust Indenture or in the Participation Agreement. The Loan Participants and the Certificate Holders make no representation or warranty hereunder whatsoever.

                  SECTION 6.04. NO SEGREGATION OF MONIES; NO INTEREST.

                  Any monies paid to or retained by the Indenture Trustee pursuant to any provision hereof and not then required to be distributed to the Certificate Holders, or the Owner as provided in Article III hereof need not be segregated in any manner except to the extent required by Law or Section 5.06, 7.04(g), 7.06(f) or 7.07(c) hereof, and may be deposited under such general conditions as may be prescribed by Law, and the Indenture Trustee shall not be liable for any interest thereon (except that the Indenture Trustee shall invest all monies held as directed by the Owner so long as no Default or Event of Default has occurred and is continuing (or in the absence of such direction, by the Majority In Interest of Certificate Holders) in Cash Equivalents; PROVIDED, HOWEVER, that any payments received, or applied hereunder, by the Indenture Trustee shall be accounted for by the Indenture Trustee so that any portion thereof paid or applied pursuant hereto shall be identifiable as to the source thereof.

                  SECTION 6.05. RELIANCE; AGREEMENTS; ADVICE OF COUNSEL.

                  The Indenture Trustee shall not incur any liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Indenture Trustee may accept a copy of a resolution of the Board of Directors (or Executive Committee thereof) of any party to the Participation Agreement, certified by the Secretary or an Assistant Secretary thereof as duly adopted and in full force and effect, as conclusive evidence that such resolution has been duly adopted and that the same is in full force and effect. As to the aggregate unpaid Principal Amount of Secured Certificates outstanding as of any date, the Owner may for all purposes hereof rely on a certificate signed by any Vice

President or other authorized corporate trust officer of the Indenture Trustee. As to any fact or matter relating to the Owner the manner of ascertainment of which is not specifically described herein, the Indenture Trustee may for all purposes hereof rely on a certificate, signed by a duly authorized officer of the Owner, as to such fact or matter, and such certificate shall constitute full protection to the Indenture Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon. In the administration of the trusts hereunder, the Indenture Trustee may execute any of the trusts or powers hereof and perform its powers and duties hereunder directly or through agents or attorneys and may at the expense of the Collateral, consult with counsel, accountants and other skilled persons to be selected and retained by it, and the Indenture Trustee shall not be liable for anything done, suffered or omitted in good faith by them in accordance with the written advice or written opinion of any such counsel, accountants or other skilled persons.

                  SECTION 6.06. COMPENSATION.

                  The Indenture Trustee shall be entitled to reasonable compensation, including expenses and disbursements (including the reasonable fees and expenses of counsel), for all services rendered hereunder and shall, on and subsequent to an Event of Default hereunder, have a priority claim on the Collateral for the payment of such compensation, to the extent that such compensation shall not be paid by the Owner, and shall have the right, on and subsequent to an Event of Default hereunder, to use or apply any monies held by it hereunder in the Collateral toward such payments. The Indenture Trustee agrees that it shall have no right against the Loan Participants or the Certificate Holders for any fee as compensation for its services as trustee under this Trust Indenture.

                  SECTION 6.07. INSTRUCTIONS FROM CERTIFICATE HOLDERS.

                  In the administration of the trusts created hereunder, the Indenture Trustee shall have the right to seek instructions from a Majority in Interest of Certificate Holders should any provision of this Trust Indenture appear to conflict with any other provision herein or should the Indenture Trustee's duties or obligations hereunder be unclear, and the Indenture Trustee shall incur no liability in refraining from acting until it receives such instructions. The Indenture Trustee shall be fully protected for acting in accordance with any instructions received under this Section 6.07.

                                   ARTICLE VII

                             COVENANTS OF THE OWNER

                  SECTION 7.01. LIENS.

                  The Owner will not directly or indirectly create, incur, assume or suffer to exist any Lien on or with respect to the Aircraft, title thereto or any interest therein, except (i) the Lien of this Trust Indenture, and any other rights existing pursuant to the Operative Documents, (ii) the rights of others under agreements or arrangements to the extent permitted by the terms of Sections 7.02(b) and 7.03(b) hereof, (iii) Loan Participant Liens and Indenture Trustee's Liens, (iv) Liens for taxes of the Owner (or any Lessee) either not yet due or being contested in good faith by appropriate proceedings so long as such proceedings do not involve any material risk of the sale, forfeiture or loss of the Airframe or any Engine or any interest therein, or, so long as any Secured Certificates shall be outstanding, adversely affect the Lien of this Trust Indenture, (v) materialmen's, mechanics', workmen's, repairmen's, employees' or other like Liens arising in the ordinary course of the Owner's (or, if a Lease is then in effect, Lessee's business (including those arising under maintenance agreements entered into in the ordinary course of business) securing obligations that are not overdue for a period of more than sixty (60) days or are being contested in good faith by appropriate proceedings so long as such proceedings do not involve any material danger of the sale, forfeiture or loss of the Airframe or any Engine or any interest therein or, so long as any Secured Certificates shall be outstanding, adversely affect the Lien of this Trust Indenture, (vi) Liens arising out of any judgment or award against the Owner (or any Lessee), unless the judgment secured shall not, within sixty (60) days after the entry thereof, have been discharged, vacated, reversed or execution thereof stayed pending appeal or shall not have been discharged, vacated or reversed within sixty (60) days after the expiration of such stay, (vii) any other Lien with respect to which the Owner (or any Lessee) shall have provided a bond, cash collateral or other security adequate in the reasonable opinion of the Indenture Trustee, and
(viii) Liens approved in writing by the Indenture Trustee. The Owner will promptly, at its own expense, take (or cause to be taken) such actions as may be necessary duly to discharge any such Lien not excepted above if the same shall arise at any time.

                  SECTION 7.02. REGISTRATION, MAINTENANCE AND OPERATION; POSSESSION AND LEASES; INSIGNIA.

                  (a) (I) REGISTRATION AND MAINTENANCE. The Owner, at its own cost and expense, shall (or shall cause any Lessee to): (i) cause the Aircraft to be duly registered in its name, and, subject to the second paragraph of this
Section 7.02(a) and Section 8(f) of the Participation Agreement, to remain duly registered in the name of the Owner under the Federal Aviation Act, PROVIDED that the Owner shall not register the Aircraft or permit the Aircraft to be registered under any laws other than the Federal Aviation Act at any time except as provided in Section 8(f) of the Participation Agreement and shall cause this Trust Indenture to be duly recorded and maintained of record as a first mortgage on the Aircraft; (ii) maintain, service, repair and overhaul (or cause to be maintained, serviced, repaired and overhauled) the Aircraft so as to keep the Aircraft in as good an operating condition as when initially subjected to the Lien hereof, ordinary wear and tear excepted, and as may be necessary to enable the applicable airworthiness certification for the Aircraft to be maintained in good standing at all times (other than during temporary periods of storage in accordance with applicable regulations or during maintenance or modification permitted hereunder) under the Federal Aviation Act, except when all [Airbus Model A319-100] [Boeing Model 757-300] [Boeing Model 747-400] aircraft powered by engines of the same type as those with which the Airframe shall be equipped at the time of such grounding and registered in the United States have been grounded by the FAA (although such certification need actually be maintained only during such periods as the Aircraft is registered in the United States), or the applicable laws of any other jurisdiction in which the Aircraft may then be registered from time to time in accordance with Section 8(f) of the Participation Agreement, and utilizing, except during any period that a Lease is in effect, the same manner and standard of maintenance, service, repair or overhaul used by the Owner with respect to similar aircraft operated by the Owner in similar circumstances and utilizing, during any period that a Lease is in effect, the same manner and standard of maintenance, service, repair or overhaul used by the Lessee with respect to similar aircraft operated by the Lessee in similar circumstances; PROVIDED, HOWEVER, that in all circumstances the Aircraft shall be maintained by the Owner (or any Lessee) in accordance with maintenance standards required by, or substantially equivalent to those required by, the FAA or the central civil aviation authority of Canada, France, Germany, Japan, the Netherlands or the United Kingdom; and (iii) maintain or cause to be maintained all records, logs and other materials required to be maintained in respect of the Aircraft by the FAA or the applicable regulatory agency or body of any other jurisdiction in which the Aircraft may then be registered. (II) OPERATION. The Owner will not maintain, use, service, repair, overhaul or operate the Aircraft (or permit any Lessee to maintain, use, service, repair, overhaul or operate the Aircraft) in violation of any law or any rule, regulation, order or certificate of any government or governmental authority (domestic or foreign) having jurisdiction, or in violation of any airworthiness certificate, license or registration relating to the Aircraft issued by any such authority, except to the extent the Owner (or, if a Lease is then in effect, any Lessee) is contesting in good faith the validity or application of any such law, rule, regulation or order in any reasonable manner which does not materially adversely affect the first priority Lien of this Trust Indenture and does not involve any material risk of sale, forfeiture or loss of the Aircraft. The Owner will not operate the Aircraft, or permit any Lessee to operate the Aircraft, in any area excluded from coverage by any insurance required by the terms of
Section 7.04; PROVIDED, HOWEVER, that the failure of the Owner to comply with the provisions of this sentence shall not give rise to an Event of Default hereunder where such failure is attributable to causes beyond the reasonable control of the Owner (or any Lessee) or to extraordinary circumstances involving an isolated occurrence or series of incidents not in the ordinary course of the regular operations of the Owner (or any Lessee) and in each such case the Owner (or such Lessee, as the case may be) is taking all reasonable steps to remedy such failure as soon as is reasonably practicable.

                  The Indenture Trustee, upon compliance with all of the terms of Section 8(f) of the Participation Agreement, shall, at the request and sole expense of the Owner, cooperate with the Owner to take all actions required to change the registration of the Aircraft to another country.

                  (b) POSSESSION AND LEASES. The Owner will not, without the prior written consent of the Indenture Trustee, lease or otherwise in any manner deliver, transfer or relinquish possession of the Airframe or any Engine or install or permit any Engine to be installed on any airframe other than the Airframe or enter into any Wet Lease; PROVIDED that, so long as no Default of the type referred to in Section 4.01(a) or 4.01(e) or Event of Default shall have occurred and be continuing at the time of such lease, delivery, transfer or relinquishment of possession or installation or such Wet Lease, and so long as the action to be taken shall not deprive the Indenture Trustee of the perfected first priority Lien of this Trust Indenture on the Airframe or (subject to the further proviso (B) to clause (i) of this Section 7.02(b)) any Engine, and so long as the Owner (or any Lessee) shall comply with the provisions of Sections 7.02(a) and 7.04 hereof, the Owner (or, except with respect to clause (x) below, any Lessee) may, without the prior written consent of the Indenture Trustee:

                           (i) subject the Airframe and the Engines or engines
                  then installed thereon to normal interchange agreements or any Engine to normal pooling or similar arrangements, in each case customary in the airline industry and entered into by the Owner (or, if a Lease is then in effect, by Lessee) in the ordinary course of its business; PROVIDED that
                  (A) no such agreement or arrangement contemplates or requires the transfer of title to the Airframe, (B) if the Owner's title to any Engine shall be divested under any such agreement or arrangement, such divestiture shall be deemed to be an Event of Loss with respect to such Engine and the Owner shall (or shall cause Lessee to) comply with Section 7.06(b) hereof in respect thereof, and (C) any interchange agreement to which the Airframe may be subject shall be with a U.S. Air Carrier or a Foreign Air Carrier;

                           (ii) deliver possession of the Airframe or any Engine
                  to the manufacturer thereof (or for delivery thereto) or to any organization (or for delivery thereto) for testing, service, repair, maintenance or overhaul work on the Airframe or Engine or any part of any thereof or for alterations or modifications in or additions to such Airframe or Engine to the extent required or permitted by the terms of Section 7.03(c) hereof;

                           (iii) install an Engine on an airframe which is owned
                  by the Owner (or any Lessee) free and clear of all Liens, except: (A) Permitted Liens and those which apply only to the engines (other than Engines), appliances, parts, instruments, appurtenances, accessories, furnishings and other equipment (other than Parts) installed on such airframe (but not to the airframe as an entirety), (B) the rights of third parties under interchange agreements which would be permitted under clause (i) above, PROVIDED that the Owner's title to such Engine and the first priority Lien of this Trust Indenture shall not be divested or impaired as a result thereof and (C) mortgage liens or other security interests, PROVIDED that (as regards this clause (C)) such mortgage liens or other security interests effectively provide that such Engine shall not become subject to the lien of such mortgage or security interest, notwithstanding the installation thereof on such airframe;

                           (iv) install an Engine on an airframe leased to the
                  Owner (or any Lessee) or purchased by the Owner (or any Lessee) subject to a conditional sale or other security agreement, PROVIDED that (x) such airframe is free and clear of all Liens, except: (A) the rights of the parties to the lease or conditional sale or other security agreement covering such airframe, or their assignees, and (B) Liens of the type permitted by subparagraph (iii) of this paragraph (b) and (y) such lease, conditional sale or other security agreement effectively provides that such Engine shall not become subject to the lien of such lease, conditional sale or other security agreement, notwithstanding the installation thereof on such airframe;

                           (v) install an Engine on an airframe owned by the
                  Owner (or any Lessee), leased to the Owner (or any Lessee) or purchased by the Owner (or any Lessee) subject to a conditional sale or other security agreement under circumstances where neither subparagraph (iii) nor subparagraph (iv) of this paragraph (b) is applicable, PROVIDED that such installation shall be deemed an Event of Loss with respect to such Engine and the Owner shall (or shall cause any Lessee to) comply with Section 7.06(b) hereof in respect thereof, the Indenture Trustee not intending hereby to waive any right or interest it may have to or in such Engine under applicable law until compliance by the Owner with such Section 7.06(b);

                           (vi) to the extent permitted by Section 7.03(b)
                  hereof, subject any appliances, Parts or other equipment owned by the Owner and removed from the Airframe or any Engine to any pooling arrangement referred to in Section 7.03(b) hereof;

                           (vii) subject (or permit any Lessee to subject) the
                  Airframe or any Engine to the Civil Reserve Air Fleet Program and transfer (or permit any Lessee to transfer) possession of the Airframe or any Engine to the United States of America or any instrumentality or agency thereof pursuant to the Civil Reserve Air Fleet Program, so long as the Owner (or any Lessee) shall (A) promptly notify the Indenture Trustee upon subjecting the Airframe or any Engine to the Civil Reserve Air Fleet Program in any contract year and provide the Indenture Trustee with the name and address of the Contracting Office Representative for the Air Mobility Command of the United States Air Force to whom notice must be given pursuant to
                  Section 4.02 hereof, and (B) promptly notify the Indenture Trustee upon transferring possession of the Airframe or any Engine to the United States of America or any agency or instrumentality thereof pursuant to such program;

                           (viii) enter into a Wet Lease for the Airframe and
                  Engines or engines then installed thereon with any third party provided that if the Owner (or any Lessee) shall enter into any Wet Lease for a period of more than one year (including renewal options) the Owner shall provide the Indenture Trustee written notice of such Wet Lease (such notice to be given prior to entering into such Wet Lease, if practicable, but in any event promptly after entering into such Wet Lease);

                           (ix) transfer possession of the Airframe or any
                  Engine to the United States of America or any instrumentality or agency thereof pursuant to a contract, a copy of which shall be provided to the Indenture Trustee; or

                           (x) the Owner may, at any time, enter into any lease
                  with (1) a U.S. Air Carrier, (2) any Person approved in writing by the Indenture Trustee, which approval shall not be unreasonably withheld or (3) any Permitted Lessee if (A) in any such case, the Lessee under such lease is not subject to a proceeding or final order under applicable bankruptcy, insolvency or reorganization laws on the date such lease is entered into, (B) in the event that the Lessee under such lease is a foreign air carrier (other than a foreign air carrier principally based in Taiwan), the United States maintains diplomatic relations with the country in which such proposed Lessee is principally based at the time such lease is entered into (or, in the case of a lease to a proposed Lessee principally based in Taiwan, maintains diplomatic relations at least as good as those in effect on the Closing Date) and (C) in the event that the Lessee under such lease is a foreign air carrier, the Indenture Trustee shall have received an opinion of counsel to the Owner to the effect that (I) the terms of the proposed lease will be legal, valid, binding and

                  (subject to customary exceptions in foreign opinions generally) enforceable against the proposed Lessee in the country in which the proposed Lessee is principally based,
                  (II) there exist no possessory rights in favor of the Lessee under such lease under the laws of such Lessee's country of domicile that would, upon bankruptcy or insolvency of or other default by the Owner and assuming at such time such Lessee is not insolvent or bankrupt, prevent the return or repossession of the Aircraft in accordance with the terms of this Trust Indenture, (III) the laws of such Lessee's country of domicile require fair compensation by the government of such jurisdiction payable in currency freely convertible into Dollars for the loss of use of the Aircraft in the event of the requisition by such government of such use, and (IV) the laws of such Lessee's country of domicile would give recognition to the Owner's title to the Aircraft, to the registry of the Aircraft in the name of the Owner (or the proposed Lessee, as "lessee", as appropriate) and to the Lien of this Trust Indenture.

                  The rights of any Lessee or other transferee who receives possession by reason of a transfer permitted by this paragraph (b) (other than the transfer of an Engine which is deemed an Event of Loss) shall be effectively subject and subordinate to, and any Lease permitted by this paragraph (b) shall be expressly subject and subordinate to, all the terms of this Trust Indenture and to the Lien of this Trust Indenture, including, without limitation, the covenants contained in Section 7.02(a) hereof and the Indenture Trustee's rights to foreclosure and repossession pursuant to Section 4.02 hereof and to avoid such Lease upon such repossession, and the Owner shall remain primarily liable hereunder for the performance of all of the terms of this Trust Indenture to the same extent as if such Lease or transfer had not occurred, and, except as otherwise provided herein, the terms of any such Lease shall not permit any Lessee to take any action not permitted to be taken by the Owner in this Trust Indenture with respect to the Aircraft. No pooling agreement, lease or other relinquishment of possession of the Airframe or any Engine or Wet Lease shall in any way discharge or diminish any of the Owner's obligations to the Indenture Trustee hereunder or constitute a waiver of the Indenture Trustee's rights or remedies hereunder. Any lease permitted under this Section 7.02(b) shall expressly prohibit any further sublease by the Lessee. The Indenture Trustee agrees, for the benefit of the Owner (and any Lessee) and for the benefit of any mortgagee or other holder of a security interest in any engine (other than an Engine) owned by the Owner (or any Lessee), any lessor of any engine (other than an Engine) leased to the Owner (or any Lessee) and any conditional vendor of any engine (other than an Engine) purchased by the Owner (or any Lessee) subject to a conditional sale agreement or any other security agreement, that no interest shall be created hereunder in any engine so owned, leased or purchased and that neither the Indenture Trustee nor its successors or assigns will acquire or claim, as against the Owner (or any Lessee) or any such mortgagee, lessor or conditional vendor or other holder of a security interest or any successor or assignee of any thereof, any right, title or interest in such engine as the result of such engine being installed on the Airframe; PROVIDED, HOWEVER, that such agreement of the Indenture Trustee shall not be for the benefit of any lessor or secured party of any airframe (other than the Airframe) leased to the Owner (or any Lessee) or purchased by the Owner (or any Lessee) subject to a conditional sale or other security agreement or for the benefit of any mortgagee of or any other holder of a security interest in an airframe owned by the Owner (or any Lessee), unless such lessor, conditional vendor, other secured party or mortgagee has expressly agreed (which agreement may be contained in such lease, conditional sale or other security agreement or mortgage) that neither it nor its successors or assigns will acquire, as against the Indenture Trustee, any right, title or interest in an Engine as a result of such Engine being installed on such airframe. The Owner shall provide to the Indenture Trustee (i) written notice of any Lease hereunder (such notice to be given not later than five days prior to entering into such Lease, if practicable, but in any event promptly after entering into any such Lease) and (ii) a copy of each Lease which has a term of more than three months.

                  (c) INSIGNIA. On or prior to the Closing Date, or as soon as practicable thereafter, the Owner agrees to affix and maintain (or cause to be affixed and maintained), at its expense, in the cockpit of the Airframe adjacent to the airworthiness certificate therein and on each Engine, a nameplate bearing the inscription:

                                  Mortgaged To

                      State Street Bank and Trust Company,
                              AS INDENTURE TRUSTEE

(such nameplate to be replaced, if necessary, with a nameplate reflecting the name of any successor Indenture Trustee as permitted herein). Except as above provided, the Owner will not allow the name of any Person (other than the Owner) to be placed on the Airframe or on any Engine as a designation that might be interpreted as a claim of ownership; PROVIDED that nothing herein contained shall prohibit the Owner (or any Lessee) from placing its customary colors and insignia on the Airframe or any Engine.

                  SECTION 7.03. REPLACEMENT AND POOLING OF PARTS; ALTERATIONS, MODIFICATIONS AND ADDITIONS.

                  (a) REPLACEMENT OF PARTS. The Owner, at its own cost and expense, will so long as the Airframe or an Engine is subject to the Lien of this Trust Indenture promptly replace or cause to be replaced all Parts which may from time to time be incorporated or installed in or attached to the Airframe or any Engine and which may from time to time become worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use for any reason whatsoever, except as otherwise provided in paragraph (c) of this Section 7.03 or if the Airframe or an Engine to which a Part relates has suffered an Event of Loss. In addition, the Owner (or any Lessee) may, at its own cost and expense, remove in the ordinary course of maintenance, service, repair, overhaul or testing, any Parts, whether or not worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use, PROVIDED that the Owner (or any Lessee), except as otherwise provided in paragraph (c) of this Section 7.03, will, at its own cost and expense, replace such Parts as promptly as practicable. All replacement Parts shall be free and clear of all Liens (except for Permitted Liens and pooling arrangements to the extent permitted by paragraph (b) of this
Section 7.03 and except in the case of replacement property temporarily installed on an emergency basis) and shall be in as good operating condition as, and shall have a value and utility at least equal to, the Parts replaced assuming such replaced Parts were in the condition and repair required to be maintained by the terms hereof. Except as otherwise provided in paragraph (c) of this Section 7.03, all Parts at any time removed from the Airframe or any Engine shall remain subject to the Lien of this Trust Indenture, no matter where located, until such time as such Parts shall be replaced by Parts which have been incorporated or installed in or attached to the Airframe or such Engine and which meet the requirements for replacement Parts specified above. Immediately upon any replacement part becoming incorporated or installed in or attached to the Airframe or any Engine as above provided, without further act (subject only to Permitted Liens and any pooling arrangement to the extent permitted by paragraph (b) of this Section 7.03 and except in the case of replacement property temporarily installed on an emergency basis), (i) title to such replacement Part shall be owned by the Owner, (ii) such replacement Part shall become subject to the Lien of this Trust Indenture and be deemed part of the Airframe or such Engine for all purposes hereof to the same extent as the Parts originally incorporated or installed in or attached to the Airframe or such Engine, and (iii) the replaced Part shall thereupon be free and clear of all rights of the Indenture Trustee, and shall no longer be subject to the Lien of this Trust Indenture or be deemed a Part hereunder.

                  (b) POOLING OF PARTS. Any Part removed from the Airframe or any Engine as provided in paragraph (a) of this Section 7.03 may be subjected by the Owner (or any Lessee) to a normal pooling arrangement customary in the airline industry of which the Owner (or, if a Lease is then in effect, any Lessee) is a party entered into in the ordinary course of the Owner's (or any Lessee's) business; PROVIDED that the Part replacing such removed Part shall be incorporated or installed in or attached to such Airframe or Engine in accordance with such paragraph (a) as promptly as practicable after the removal of such removed Part. In addition, any replacement Part when incorporated or installed in or attached to the Airframe or any Engine in accordance with such paragraph (a) may be owned by any third party subject to such a normal pooling arrangement, PROVIDED that the Owner (or any Lessee), at its expense, as promptly thereafter as practicable, either (i) causes such replacement Part to become subject to the Lien of this Trust Indenture free and clear of all Liens except Permitted Liens (other than pooling arrangements), at which time such temporary replacement Part shall become a Part or (ii) replaces such replacement Part by incorporating or installing in or attaching to the Airframe or Engine a further replacement Part which is subject to the Lien of this Trust Indenture, free and clear of all Liens except Permitted Liens (other than pooling arrangements).

                  (c) ALTERATIONS, MODIFICATIONS AND ADDITIONS. The Owner, at its own expense, will make (or cause to be made) such alterations and modifications in and additions to the Airframe and Engines as may be required from time to time to meet the applicable standards of the FAA or any other governmental authority having jurisdiction; PROVIDED, HOWEVER, that the Owner (or, if a Lease is then in effect, any Lessee) may, in good faith, contest the validity or application of any such law, rule, regulation or order in any reasonable manner which does not adversely affect the Indenture Trustee. In addition, the Owner (or any Lessee), at its own expense, may from time to time add further parts or accessories and make such alterations and modifications in and additions to the Airframe or any Engine as the Owner (or any Lessee) may deem desirable in the proper conduct of its business, including, without limitation, removal of Parts which the Owner (or any Lessee) has determined in its reasonable judgment to be obsolete or no longer suitable or appropriate for use on the Airframe or such Engine (such parts, "OBSOLETE PARTS"); PROVIDED that no such alteration, modification or addition shall materially diminish the value, utility or remaining useful life of the Airframe or such Engine below the value, utility or remaining useful life thereof immediately prior to such alteration, modification or addition, assuming the Airframe or such Engine was then in the condition required to be maintained by the terms of this Trust Indenture, except that the value (but not the utility or remaining useful life) of the Airframe or any Engine may be reduced by the value of Obsolete Parts which shall have been removed so long as the aggregate value of all Obsolete Parts which shall have been removed and not replaced shall not exceed [$400,000 for A319's] [$500,000 for 757's] [$800,000 for 747's]. All
Parts incorporated or installed in or attached or added to the Airframe or an Engine as the result of such alteration, modification or addition (the "ADDITIONAL PARTS") shall, without further act, become subject to the Lien of this Trust Indenture. Notwithstanding the foregoing sentence, the Owner (or any Lessee) may remove or suffer to be removed any Additional Part, PROVIDED that such Additional Part (i) is in addition to, and not in replacement of or substitution for, any Part originally incorporated or installed in or attached to the Airframe or any Engine on the Closing Date or any Part in replacement of, or substitution for, any such Part, (ii) is not required to be incorporated or installed in or attached or added to the Airframe or any Engine pursuant to the terms of Section 7.02 hereof or the first sentence of this paragraph (c) and
(iii) can be removed from the Airframe or such Engine without diminishing or impairing the value, utility or remaining useful life which the Airframe or such Engine would have had at the time of removal had such alteration, modification or addition not occurred, assuming that such Airframe or Engine was in the condition and repair required to be maintained by the terms hereof. Upon the removal by the Owner (or any Lessee) of any Part as provided above, such Part shall, without further act, be free and clear of all rights of the Indenture Trustee, such Part shall not be subject to the Lien of this Trust Indenture and such Part shall no longer be deemed part of the Airframe or Engine from which it was removed.

                  SECTION 7.04. INSURANCE.

                  (a) PUBLIC LIABILITY AND PROPERTY DAMAGE INSURANCE. (I) Except as provided in clause (II) of this Section 7.04(a), the Owner will carry or cause to be carried at its or any Lessee's expense (i) aircraft public liability (including, without limitation, passenger legal liability) (and including aircraft war risk and hijacking insurance, if and to the extent the same is maintained by the Owner (or, if a Lease is then in effect, if and to the extent maintained by Lessee) with respect to other aircraft owned or leased, and operated by the Owner (or such Lessee) on the same routes) insurance and property damage insurance (exclusive of manufacturer's product liability insurance) with respect to the Aircraft, in an amount not less than the greater of (x) the amount of public liability and property damage insurance from time to time applicable to aircraft owned or operated by the Owner (or, if a Lease is then in effect, by Lessee) of the same type as the Aircraft and (y) $[250,000,000 for A319's, $300,000,000 for 757's and $400,000,000 for 747's] per
occurrence and (ii) cargo liability insurance, in the case of both clause (i) and clause (ii), (A) of the type and covering the same risks as from time to time applicable to aircraft operated by the Owner (or, if a Lease is then in effect, by Lessee) of the same type as the Aircraft and (B) which is maintained in effect with insurers of recognized responsibility. Any policies of insurance carried in accordance with this paragraph (a) and any policies taken out in substitution or replacement for any of such policies (A) shall be amended to name the Indenture Trustee (but without imposing on any such parties liability to pay the premiums for such insurance) (and, if any Lease shall be in effect, the Owner in its capacity as lessor under the Lease) as additional insureds as their respective interests may appear, (B) shall provide that in respect of the interest of the Indenture Trustee (and, if any Lease shall be in effect, the Owner in its capacity as lessor under the Lease) in such policies the insurance shall not be invalidated by any action or inaction of the Owner (or, if any Lease is then in effect, any Lessee) or any other Person and shall insure the Indenture Trustee (and, if any Lease shall be in effect, the Owner in its capacity as lessor under the Lease) regardless of any breach or violation of any warranty, declaration or condition contained in such policies by the Owner (or, if any Lease is then in effect, any Lessee), (C) may provide for self-insurance to the extent permitted by Section 7.04(d) and (D) shall provide that if the insurers cancel such insurance for any reason whatever or if any material change is made in such insurance which adversely affects the interest of the Indenture Trustee (or, if any Lease shall be in effect, the Owner in its capacity as lessor under the Lease), or such insurance shall lapse for non-payment of premium, such cancellation, lapse or change shall not be effective as to the Indenture Trustee (or, if any Lease shall be in effect, the Owner in its capacity as lessor under the Lease) for thirty (30) days (seven (7) days in the case of war risk and allied perils coverage) after issuance to the Indenture Trustee (or, if any Lease shall be in effect, the Owner in its capacity as lessor under the Lease), respectively, of written notice by such insurers of such cancellation, lapse or change; provided, however, that if any notice period specified above is not reasonably obtainable, such policies shall provide for as long a period of prior notice as shall then be reasonably obtainable. Each liability policy (1) shall be primary without right of contribution from any other insurance which is carried by the Indenture Trustee (or, if any Lease shall be in effect, the Owner in its capacity as lessor under the Lease), (2) shall expressly provide that all of the provisions thereof, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured, and (3) shall waive any right of the insurers to any set-off or counterclaim or any other deduction, whether by attachment or otherwise, in respect of any liability of the Indenture Trustee (or, if any Lease shall be in effect, the Owner in its capacity as lessor under the Lease) to the extent of any moneys due to the Indenture Trustee (or, if any Lease shall be in effect, the Owner in its capacity as lessor under the Lease).

                  (II) During any period that the Aircraft is on the ground and not in operation, the Owner may carry or cause to be carried, in lieu of the insurance required by clause (I) above, insurance otherwise conforming with the provisions of said clause (I) except that (A) the amounts of coverage shall not be required to exceed the amounts of public liability and property damage insurance from time to time applicable to aircraft owned or operated by the Owner (or, if a Lease is then in effect, by Lessee) of the same type as the Aircraft which are on the ground and not in operation; and (B) the scope of the risks covered and the type of insurance shall be the same as from time to time shall be applicable to aircraft owned or operated by the Owner (or, if a Lease is then in effect, by Lessee) of the same type which are on the ground and not in operation.

                  (b) INSURANCE AGAINST LOSS OR DAMAGE TO THE AIRCRAFT. (I) Except as provided in clause (II) of this Section 7.04(b), the Owner shall maintain or cause to be maintained in effect, at its or any Lessee's expense, with insurers of recognized responsibility, all-risk ground and flight aircraft hull insurance covering the Aircraft and all-risk ground and flight coverage of Engines and Parts while temporarily removed from the Aircraft and not replaced by similar components (including, without limitation, war risk and governmental confiscation and expropriation (other than by the government of registry of the Aircraft) and hijacking insurance, if and to the extent the same is maintained by the Owner (or, if a Lease is then in effect, by Lessee) with respect to other aircraft owned or operated by the Owner (or such Lessee) on the same routes, except that the Owner (or such Lessee) shall maintain war risk and governmental confiscation and expropriation (other than by the government of registry of the Aircraft) and hijacking insurance if the Aircraft is operated on routes where the custom is for major international air carriers flying comparable routes to carry such insurance) which is of the type as from time to time applicable to aircraft owned or operated by the Owner (or, if a Lease is then in effect, by Lessee) of the same type as the Aircraft; provided that such insurance shall at all times while the Aircraft is subject to this Trust Indenture be for an amount (subject to self-insurance to the extent permitted by Section 7.04(d)) not less than the 100% of the then aggregate unpaid Principal Amount of the Secured Certificates (the "Loan Loss Value"). Any policies carried in accordance with this paragraph (b) covering the Aircraft and any policies taken out in substitution or replacement for any such policies (i) shall name the Indenture Trustee (and, if any Lease shall be in effect, the Owner in its capacity as lessor under the Lease) as an additional insured, as its interest may appear (but without imposing on such party liability to pay premiums with respect to such insurance), (ii) may provide for self-insurance to the extent permitted in Section 7.04(d), (iii) shall provide that (A) in the event of a loss involving proceeds in excess of [$5,000,000 for A319's and 757's] [$7,000,000 for 747's] (or, if the Aircraft is then under a Lease, in excess of [$3,000,000 for A319's and 757's] [$4,000,000 for 747's]), the
proceeds in respect of such loss up to an amount equal to the aggregate unpaid Principal Amount of the Secured Certificates plus all accrued and unpaid interest thereon (the "Balance Due") shall be payable to the Indenture Trustee (except in the case of a loss with respect to an Engine installed on an airframe other than the Airframe, in which case the Owner (or any Lessee) shall arrange for any payment of insurance proceeds in respect of such loss to be held for the account of the Indenture Trustee whether such payment is made to the Owner (or any Lessee) or any third party), it being understood and agreed that in the case of any payment to the Indenture Trustee otherwise than in respect of an Event of Loss, the Indenture Trustee shall, upon receipt of evidence satisfactory to it that the damage giving rise to such payment shall have been repaired or that such payment shall then be required to pay for repairs then being made, pay the amount of such payment to the Owner or its order, and (B) the entire amount of any loss involving proceeds of [$5,000,000 for A319's and 757's] [$7,000,000 for 747's] (or, if the Aircraft is then under a Lease, of [$3,000,000 for A319's and 757's] [$4,000,000 for 747's]) or less or the amount of any proceeds of any loss in excess of the Balance Due shall be paid to the Owner or its order unless an Event of Default shall have occurred and be continuing and the insurers have been notified thereof by the Indenture Trustee, (iv) shall provide that if the insurers cancel such insurance for any reason whatever, or such insurance lapses for non-payment of premium or if any material change is made in the insurance which adversely affects the interest of the Indenture Trustee, such cancellation, lapse or change shall not be effective as to the Indenture Trustee (or, if any Lease shall be in effect, the Owner in its capacity as lessor under the Lease) for thirty (30) days (seven (7) days in the case of hull war risk and allied perils coverage) after issuance to the Indenture Trustee (or, if any Lease shall be in effect, the Owner in its capacity as lessor under the Lease), respectively, of written notice by such insurers of such cancellation, lapse or change, provided, however, that if any notice period specified above is not reasonably obtainable, such policies shall provide for as long a period of prior notice as shall then be reasonably obtainable, (v) shall provide that in respect of the interest of the Indenture Trustee (and, if any Lease shall be in effect, the Owner in its capacity as lessor under the Lease) in such policies the insurance shall not be invalidated by any action or inaction of the Owner (or, if a Lease is then in effect, any Lessee) or any other Person and shall insure the Indenture Trustee (and, if any Lease shall be in effect, the Owner in its capacity as lessor under the Lease) regardless of any breach or violation of any warranty, declaration or condition contained in such policies by the Owner (or, if a Lease is then in effect, any Lessee), (vi) shall be primary without any right of contribution from any other insurance which is carried by the Indenture Trustee (or, if any Lease shall be in effect, the

Owner in its capacity as lessor under the Lease), (vii) shall waive any right of subrogation of the insurers against the Indenture Trustee (and, if any Lease shall be in effect, the Owner in its capacity as lessor under the Lease), and
(viii) shall waive any right of the insurers to set-off or counterclaim or any other deduction, whether by attachment or otherwise, in respect of any liability of the Indenture Trustee or the Owner (or any Lessee) to the extent of any moneys due to the Indenture Trustee. In the case of a loss with respect to an engine (other than an Engine) installed on the Airframe, the Indenture Trustee shall hold any payment to it of any insurance proceeds in respect of such loss for the account of any third party that is entitled to receive such proceeds.

                  As between the Indenture Trustee and the Owner, it is agreed that all insurance payments received as the result of the occurrence of an Event of Loss will be applied as follows:

                           (x) if such payments are received as a result of an
                  Event of Loss with respect to the Airframe (or the Airframe and the Engines installed thereon) that has been or is being replaced by the Owner as contemplated by Section 7.06(a) hereof, such payments shall be paid over to, or retained by, the Indenture Trustee as security and upon completion of such replacement shall be paid over to the Owner;

                           (y) if such payments are received with respect to the
                  Airframe (or the Airframe and the Engines installed thereon) that has not been or is not being replaced by the Owner as contemplated by Section 7.06(a) hereof, so much of such payments remaining, after reimbursement of the Indenture Trustee for reasonable costs and expenses, as shall not exceed the Balance Due shall be applied in reduction of the Owner's obligation to pay such Balance Due, if not already paid by the Owner, or, if already paid by the Owner, shall be applied to reimburse the Owner for its payment of such Balance Due, and the balance, if any, of such payments remaining thereafter will be paid over to, or retained by, the Owner (or if directed by the Owner, any Lessee); and

                           (z) if such payments are received with respect to an
                  Engine or Part under the circumstances contemplated by Section 7.06(b) hereof, so much of such payments remaining, after reimbursement of the Indenture Trustee for reasonable costs and expenses, shall be paid over to, or retained by, the Owner (or if directed by the Owner, any Lessee), PROVIDED that the Owner shall have fully performed, or concurrently therewith will fully perform, the terms of Section 7.06(b) hereof with respect to the Event of Loss for which such payments are made.

                  As between the Indenture Trustee and the Owner, the insurance payments for any property damage loss to the Airframe or any Engine not constituting an Event of Loss with respect thereto will be applied in payment for repairs or for replacement property in accordance with the terms of Sections
7.02 and 7.03, if not already paid for by the Owner (or any Lessee), and any balance (or if already paid for by the Owner (or any Lessee), all such insurance proceeds) remaining after compliance with such Sections with respect to such loss shall be paid to the Owner (or any Lessee if directed by the Owner).

                  (II) During any period that the Aircraft is on the ground and not in operation, the Owner may carry or cause to be carried, in lieu of the insurance required by clause (I) above, insurance otherwise conforming with the provisions of said clause (I) except that the scope of the risks and the type of insurance shall be the same as from time to time applicable to aircraft owned or operated by the Owner (or, if a Lease is then in effect, by Lessee) of the same type similarly on the ground and not in operation, PROVIDED that the Owner shall maintain insurance against risk of loss or damage to the Aircraft in an amount equal to the Loan Loss Value of the Aircraft during such period that the Aircraft is on the ground and not in operation.

                  (c) REPORTS, ETC. The Owner will furnish, or cause to be furnished, to the Indenture Trustee, on or before the Closing Date and on or before July 1 in each year thereafter commencing July, _____, a report, signed by Aon Risk Services, Inc., Aon Risk Services of Minnesota, Inc. or any other independent firm of insurance brokers reasonably acceptable to the Indenture Trustee (the "INSURANCE BROKERS"), describing in reasonable detail the insurance and reinsurance then carried and maintained with respect to the Aircraft and stating the opinion of such firm that the insurance then carried and maintained with respect to the Aircraft complies with the terms hereof; PROVIDED, HOWEVER, that all information contained in the foregoing report shall not be made available by the Indenture Trustee or the Loan Participants to anyone except (A) to permitted transferees of the Loan Participants' or the Indenture Trustee who agree to hold such information confidential, (B) to the Loan Participants' or the Indenture Trustee's counsel or independent certified public accountants or independent insurance advisors who agree to hold such information confidential or (C) as may be required by any statute, court or administrative order or decree or governmental ruling or regulation. The Owner will cause such Insurance Brokers to agree to advise the Indenture Trustee in writing of any default in the payment of any premium and of any other act or omission on the part of the Owner of which it has knowledge and which might invalidate or render unenforceable, in whole or in part, any insurance on the Aircraft. To the extent such agreement is reasonably obtainable, the Owner will also cause such Insurance Brokers to agree to advise the Indenture Trustee in writing at least thirty (30) days (seven (7) days in the case of war risk and allied perils coverage), prior to the expiration or termination date of any insurance carried and maintained on the Aircraft pursuant to this Section 7.04. In addition, the Owner will also cause such Insurance Brokers to deliver to the Indenture Trustee, on or prior to the date of expiration of any insurance policy referenced in a previously delivered certificate of insurance, a new certificate of insurance, substantially in the same form as delivered by the Owner to such party on the Closing Date. In the event that the Owner or any Lessee shall fail to maintain or cause to be maintained insurance as herein provided, the Indenture Trustee may at its sole option provide such insurance and, in such event, the Owner shall, upon demand, reimburse the Indenture Trustee for the cost thereof to Indenture Trustee, without waiver of any other rights Indenture Trustee may have.

                  (d) SELF-INSURANCE. The Owner may self-insure by way of deductible, premium adjustment or franchise provisions or otherwise (including, with respect to insurance maintained pursuant to Section 7.04(b), insuring for a maximum amount which is less than the Loan Loss Value of the Aircraft) in the insurance covering the risks required to be insured against pursuant to this
Section 7.04 under a program applicable to all aircraft in the Owner's fleet, but in no case shall the aggregate amount of self-insurance in regard to Section 7.04(a) and Section 7.04(b) exceed during any policy year, with respect to all of the aircraft in the Owner's fleet (including, without limitation, the Aircraft), the lesser of (a) 50% of the largest replacement

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value of any single aircraft in the Owner's fleet or (b) 1-1/2% of the average aggregate insurable value (during the preceding policy year) of all aircraft (including, without limitation, the Aircraft) on which the Owner carries insurance. In addition, the Owner (and any Lessee) may self-insure to the extent of any applicable mandatory minimum per aircraft (or, if applicable, per annum or other period) hull or liability insurance deductible imposed by the aircraft hull or liability insurers.

                  (e) ADDITIONAL INSURANCE BY THE OWNER. The Owner (and any Lessee) may at its own expense carry insurance with respect to its interest in the Aircraft in amounts in excess of that required to be maintained by this
Section 7.04.

                  (f) INDEMNIFICATION BY GOVERNMENT IN LIEU OF INSURANCE. Notwithstanding any provisions of this Section 7.04 requiring insurance, the Indenture Trustee agrees to accept, in lieu of insurance against any risk with respect to the Aircraft, indemnification from, or insurance provided by, the United States Government or any agency or instrumentality thereof or, upon the written consent of the Indenture Trustee, other government of registry of the Aircraft or any agency or instrumentality thereof, against such risk in an amount which, when added to the amount of insurance against such risk maintained by the Owner (or any Lessee) with respect to the Aircraft (including permitted self-insurance) shall be at least equal to the amount of insurance against such risk otherwise required by this Section 7.04.

                  (g) APPLICATION OF PAYMENTS DURING EXISTENCE OF AN EVENT OF DEFAULT. Any amount referred to in paragraph (b) of this Section 7.04 which is payable to or retainable by the Owner (or any Lessee) shall not be paid to or retained by the Owner (or any Lessee) if at the time of such payment or retention an Event of Default shall have occurred and be continuing, but shall be held by or paid over to the Indenture Trustee as security for the obligations of the Owner (or any Lessee) under this Trust Indenture and applied against the Owner's obligations hereunder as and when due. Upon the earlier of (a) such time as there shall not be continuing any such Event of Default or (b) the termination of this Trust Indenture in accordance with Section 11.01 hereof, such amount shall be paid to the Owner (or such Lessee) to the extent not previously applied in accordance with the preceding sentence.

                  SECTION 7.05. INSPECTION.

                  At all reasonable times and upon at least 15 days' prior written notice to the Owner, the Indenture Trustee or its authorized representative may (not more than once every calendar year (unless an Event of Default has occurred and is continuing when such inspection right shall not be so limited)) inspect the Aircraft and inspect and make copies (at the Indenture Trustee's expense) of the books and records of the Owner relating to the maintenance of the Aircraft; any such inspection of the Aircraft shall be limited to a visual, walk-around inspection and shall not include opening any panels, bays or the like without the express consent of the Owner; PROVIDED that no exercise of such inspection right shall interfere with the operation or maintenance of the Aircraft by, or the business of, the Owner (or any Lessee). The Indenture Trustee shall not have any duty to make any such inspection nor shall it incur any liability or obligation by reason of not making such inspection.

                  SECTION 7.06. LOSS, DESTRUCTION, REQUISITION, ETC.

                  (a) EVENT OF LOSS WITH RESPECT TO THE AIRCRAFT. Upon the occurrence of an Event of Loss with respect to the Airframe or the Airframe and the Engines and/or engines then installed thereon, the Owner shall forthwith (and in any event, within fifteen (15) days after such occurrence) give the Indenture Trustee written notice of such Event of Loss, and within forty-five
(45) days after such Event of Loss the Owner shall give the Indenture Trustee written notice of its election to perform one of the following options (it being agreed that if the Owner shall not have given such notice of election within such period, the Owner shall be deemed to have elected the option set forth in clause (i) below). The Owner may elect either to:

                           (i) redeem the Secured Certificates in accordance
                  with Section 2.10 hereof not later than the earlier of (x) the Business Day next succeeding the 120th day following the occurrence of such Event of Loss or (y) an earlier Business Day irrevocably specified fifteen (15) days in advance by notice from the Owner to the Indenture Trustee; or

                           (ii) substitute an aircraft or an airframe or an
                  airframe and one or more engines, as the case may be;

provided that, if the Owner does not perform its obligation to effect such substitution in accordance with this Section 7.06(a) during the period of time provided herein, then the Owner shall pay or cause to be paid to the Indenture Trustee on the Business Day next succeeding the 120th day following the occurrence of such Event of Loss the amount specified in clause (i) above.

                  In the event the Owner shall elect to substitute an aircraft (or an airframe or an airframe and one or more engines, as the case may be), the Owner shall at its sole expense, not later than the Business Day next succeeding the 120th day following the occurrence of such Event of Loss, (x) cause to be subjected to the Lien of this Trust Indenture, in replacement of the Airframe with respect to which the Event of Loss occurred, a Replacement Airframe and, if any Engine shall have been installed on the Airframe when it suffered an Event of Loss, a Replacement Engine therefor, such Replacement Airframe and Replacement Engines, if any, to be free and clear of all Liens (other than Permitted Liens) and having a value, utility and remaining useful life (without regard to hours or cycles) at least equal to the Airframe or Engine, as the case may be, subject to such Event of Loss assuming no Event of Loss had occurred and that the Aircraft had been maintained in accordance with this Trust Indenture; PROVIDED that the Replacement Airframe and the Replacement Engines, if any, shall be of the same or improved model as the Airframe or Engine, as the case may be, that are replaced and (y) prior to or at the time of any such substitution, the Owner (or any Lessee), at its own expense, will (1) furnish the Indenture Trustee a copy of the original bill of sale respecting such Replacement Airframe and the Replacement Engines, if any, and appropriate instruments assigning to the Indenture Trustee the benefits, if any, of all manufacturer's and vendor's warranties generally available and permitted to be assigned by the Owner with respect to such Replacement Airframe and Replacement Engines, if any, (2) cause a Trust Indenture Supplement to be duly executed by the Owner and filed for recording pursuant to the Federal Aviation Act, or the applicable laws, rules and regulations of any other jurisdiction in which the Replacement Airframe and Replacement

Engines, if any, may then be registered as permitted by Section 8(f) of the Participation Agreement, (3) cause a financing statement or statements with respect to such Replacement Airframe and Replacement Engines, if any, to be filed in such place or places as are deemed necessary or desirable by counsel for the Indenture Trustee to perfect the Indenture Trustee's interest therein,
(4) furnish the Indenture Trustee with such evidence of compliance with the insurance provisions of Section 7.04 with respect to such Replacement Airframe and Replacement Engines, if any, as the Indenture Trustee's counsel may reasonably request, (5) furnish the Indenture Trustee with (A) an opinion of in-house counsel to the Owner, or other counsel satisfactory to the Indenture Trustee, stating that the Replacement Airframe and Replacement Engines, if any, has or have been validly subjected to the Lien of this Trust Indenture, the instruments subjecting such Replacement Airframe and Replacement Engines, if any, to the Lien of this Trust Indenture, have been duly filed for recordation pursuant to the Federal Aviation Act or any other law then applicable to the registration of the Replacement Airframe and Replacement Engines, if any, and no further action, filing or recording of any document is necessary or advisable in order to establish and perfect the Lien of this Trust Indenture on such Replacement Airframe and Replacement Engines, if any (B) a certificate signed by a duly authorized officer of the Owner stating the following: (i) a description of the replaced Airframe and Engines, if any, which shall be identified by manufacturer, model, FAA registration number (or other applicable registration information) and manufacturer's serial number; (ii) a description of the Replacement Airframe and Replacement Engines, if any, to be received (including the manufacturer, model, FAA registration number (or other applicable registration information) and manufacturer's serial number) as consideration for the replaced Airframe and Engines, if any; (iii) that the Replacement Airframe and Replacement Engines, if any, is or are of the same or an improved model as the Airframe and Engines, if any, requested to be released from this Trust Indenture; (iv) the value, utility and remaining useful life (without regard to hours or cycles) of the Replacement Airframe and Replacement Engines, if any, as of the date of such certificate (which in the judgment of the Owner shall be not less than the value, utility and remaining useful life (without regard to hours or cycles) of the Airframe and Engines, if any, requested to be released (assuming no Event of Loss and that such Airframe and Engines, if any, was or were in the condition and repair required to be maintained under this Trust Indenture)); and (v) that no Event of Default or Default has occurred which has not been remedied or waived, and that the Owner will not be in default, by the making and granting of the request for release and the addition of a Replacement Airframe and Replacement Engines, if any, in the performance of any of the terms and covenants of the Owner, and (C) a certificate from either an aircraft engineer (who may be an employee of the Owner) or a firm of independent aircraft appraisers selected by the Owner confirming the accuracy of the information set forth in sub-clause (iv) of the immediately preceding clause (5)(B) of this
Section 7.06(a), and (6) furnish the Indenture Trustee with an opinion of counsel (which shall be Cadwalader, Wickersham & Taft and, if not, other counsel chosen by the Owner and reasonably acceptable to the Indenture Trustee) reasonably satisfactory to the Indenture Trustee to the effect that the Indenture Trustee will be entitled to the benefits of Section 1110 of the U.S. Bankruptcy Code with respect to the Replacement Airframe, PROVIDED that such opinion need not be delivered to the extent that immediately prior to such substitution the benefits of Section 1110 of the U.S. Bankruptcy Code were not, solely by reason of a change in law or governmental interpretation thereof, available to the Indenture Trustee. For all purposes hereof, the property so substituted shall after such transfer be deemed part of the property subject to the Lien of this Trust Indenture and shall be deemed an "Aircraft", "Airframe" and "Engine", as the case may be, as defined herein.

                  Upon the Owner having provided a Replacement Airframe and Replacement Engines, if any, as provided for in this Section 7.06(a), (x) the Lien of this Trust Indenture shall continue with respect to such Replacement Airframe and Replacement Engines, if any, as though no Event of Loss had occurred; the Indenture Trustee shall, at the cost and expense of the Owner, release from the Lien of this Trust Indenture the replaced Airframe and Engines, if any, with respect to which such Event of Loss occurred, by executing and delivering to the Owner such documents and instruments, prepared at the Owner's expense, as the Owner may reasonably request to evidence such release; and (y) the Indenture Trustee shall assign to the Owner all claims it may have against any other Person arising from the Event of Loss and the Owner shall receive all insurance proceeds and proceeds from any award in respect of condemnation, confiscation, seizure or requisition, including any investment interest thereon, to the extent not previously applied to the purchase price of the Replacement Airframe and Replacement Engines, if any, as provided in Sections 7.04(b) and 7.06(c)(i) hereof.

                  (b) SUBSTITUTION WITH RESPECT TO AN ENGINE. The Owner shall
(i) so long as no Default or Event of Default has occurred which has not been remedied or waived, have the right to substitute a Replacement Engine for any Engine at its option at any time, on at least thirty (30) days' prior written notice to the Indenture Trustee and (ii) substitute a Replacement Engine for an Engine if an Event of Loss shall have occurred with respect to such Engine (under circumstances in which there has not occurred an Event of Loss with respect to the Airframe) within sixty (60) days after the occurrence of such Event of Loss (such Replacement Engine to be of the same or another manufacturer of the same, an equivalent or an improved model and suitable for installation and use on the Airframe without impairing the value, utility or remaining useful life of the Aircraft; PROVIDED that [both] [all] Engines shall be of the same make and model) free and clear of all Liens (other than Permitted Liens) and having a value, utility and remaining useful life (without regard to hours or cycles) at least equal to the replaced Engine assuming no Event of Loss had occurred and that such replaced Engine had been maintained in accordance with the provisions of this Trust Indenture. Prior to or at the time of any such substitution, the Owner, at its own expense, will (1) furnish the Indenture Trustee with (A) a copy of the original bill of sale with respect to such Replacement Engine and (B) appropriate instruments assigning to the Indenture Trustee the benefits, if any, of all manufacturer's and vendor's warranties generally available and permitted to be assigned by the Owner with respect to such Replacement Engine, (2) cause a Trust Indenture Supplement to be duly executed by the Owner and to be filed for recording pursuant to the Federal Aviation Act, or the applicable laws, rules and regulations of any other jurisdiction in which the Aircraft may then be registered as permitted by
Section 8(f) of the Participation Agreement, (3) cause a financing statement or statements covering the Lien created by this Trust Indenture with respect to the Replacement Engine to be filed in such place or places as are deemed necessary or desirable by counsel for the Indenture Trustee to perfect the Indenture Trustee's interest therein, (4) furnish the Indenture Trustee with such evidence of compliance with the insurance provisions of Section 7.04 hereof with respect to such Replacement Engine as the Indenture Trustee may reasonably request, and
(5) furnish the Indenture Trustee with (A) an opinion of in-house counsel to the Owner, or other counsel satisfactory to the Indenture Trustee, stating that the Replacement Engine has been validly subjected to the Lien of this Trust Indenture, the instruments subjecting such

Replacement Engine to the Lien of this Trust Indenture have been duly filed for recordation pursuant to the Federal Aviation Act or any other law then applicable to the registration of the Aircraft, and no further action, filing or recording of any document is necessary or advisable in order to establish and perfect the Lien of this Trust Indenture on such Replacement Engine and (B) a certificate signed by a duly authorized officer of the Owner stating the following: (i) a description of the replaced Engine which shall be identified by manufacturer's serial number; (ii) a description of the Replacement Engine (including the manufacturer's name and serial number) as consideration for the replaced Engine; (iii) that such Replacement Engine is substantially the same as the replaced Engine (or an improved model); and (iv) the value, utility and remaining useful life (without regard to hours or cycles) of the Replacement Engine as of the date of such certificate (which in the judgment of the Owner shall not be less than the value, utility and remaining useful life (without regard to hours or cycles) of the Engine requested to be released (assuming no Event of Loss and that such Engine was in the condition and repair required to be maintained under this Trust Indenture).

                  Upon the Owner having provided a Replacement Engine, as provided for in this Section 7.06(b), (x) the Lien of this Trust Indenture shall continue with respect to such Replacement Engine; the Indenture Trustee shall, at the cost and expense of the Owner, release from the Lien of this Trust Indenture the replaced Engine by executing and delivering to the Owner such documents and instruments, prepared at the Owner's expense, as the Owner may reasonably request to evidence such release; and (y) the Indenture Trustee shall assign to the Owner all claims it may have against any other Person arising from an Event of Loss of such replaced Engine giving rise to such substitution and the Owner shall receive all insurance proceeds and proceeds from any award in respect of condemnation, confiscation, seizure or requisition, including any investment interest thereon, to the extent not previously applied to the purchase price of the Replacement Engine, as provided in Sections 7.04(b) and 7.06(c)(ii) hereof. For all purposes hereof, each such Replacement Engine shall, after such conveyance, be deemed part of the property subject to the Lien of this Trust Indenture, and shall be deemed an "ENGINE".

                  (c) APPLICATION OF PAYMENTS FROM GOVERNMENTAL AUTHORITIES FOR REQUISITION OF TITLE, ETC. Any payments (other than insurance proceeds the application of which is provided for in Section 7.04) received at any time by the Indenture Trustee or by the Owner from any governmental authority or other Person with respect to an Event of Loss will be applied as follows:

                           (i) if payments are received with respect to the
                  Airframe (or the Airframe and any Engine then installed thereon), that has been or is being replaced by the Owner as contemplated by Section 7.06(a) hereof, such payments shall be paid over to, or retained by the Indenture Trustee as security and upon completion of such replacement and compliance by the Owner with the provisions of Section 7.06(a) with respect to the Event of Loss for which such payments are made, be paid over to the Owner;

                           (ii) if such payments are received with respect to
                  the Airframe (or the Airframe and any Engines installed thereon) or an Engine or Part (not involving an Event of Loss as to the Airframe) that has been or is being replaced by the

                  Owner pursuant to Section 7.06(b) hereof, such payments shall be paid over to, or retained by, the Owner; and

                           (iii) if such payments are received with respect to
                  the Airframe (or the Airframe and any Engines installed thereon) that has not been replaced by the Owner as contemplated by Section 7.06(a) hereof, so much of such payments remaining, after reimbursement of the Indenture Trustee for reasonable costs and expenses as shall not exceed the Balance Due, shall be applied in reduction of the Owner's obligation to pay such Balance Due, if not already paid by the Owner, or, if already paid by the Owner, shall be applied to reimburse the Owner for its payment of such Balance Due, and the balance, if any, of such payments remaining thereafter will be paid over to, or retained by, the Owner (or if directed by the Owner, any Lessee).

                  (d) REQUISITION FOR USE OF THE AIRCRAFT. In the event of the requisition for use by any government or any instrumentality or agency thereof, so long as it does not constitute an Event of Loss, of the Airframe and the Engines or engines installed on the Airframe, so long as the Airframe or an Engine is subject to the Lien of this Trust Indenture, the Owner shall promptly notify the Indenture Trustee of such requisition, and all of the Owner's obligations under this Trust Indenture with respect to the Aircraft shall continue to the same extent as if such requisition had not occurred. All payments received by the Indenture Trustee or the Owner from such government or instrumentality or agency thereof for the use of such Airframe and Engines or engines shall be paid over to, or retained by, the Owner (or, if directed by the Owner, any Lessee).

                  (e) REQUISITION FOR USE OF AN ENGINE. In the event of an Event of Loss of an Engine resulting from the requisition for use of such Engine (but not the Airframe) by any government or agency or instrumentality the Owner will replace such Engine hereunder by complying (or causing any Lessee to comply) with the terms of Section 7.06(b) hereof and any payments received by the Indenture Trustee or the Owner from such government with respect to such requisition shall be paid over to, or retained by, the Owner.

                  (f) APPLICATION OF PAYMENTS DURING EXISTENCE OF EVENT OF DEFAULT. Any amount referred to in this Section 7.06 which is payable to or retainable by the Owner (or any Lessee) shall not be paid to or retained by the Owner (or such Lessee) if at the time of such payment or retention an Event of Default shall have occurred and be continuing, but shall be held by or paid over to the Indenture Trustee as security for the obligations of the Owner (or such Lessee) under this Trust Indenture and applied against the Owner's obligations hereunder as and when due. Upon the earlier of (a) such time as there shall not be continuing any such Event of Default or (b) the termination of this Trust Indenture in accordance with Section 11.01 hereof, such amount shall be paid to the Owner (or such Lessee) to the extent not previously applied in accordance with the preceding sentence.

                  SECTION 7.07. INTERESTS IN THE PURCHASE AGREEMENT.

                  [A319'S -- The grant by the Owner to the Indenture Trustee of the Owner's interests in and to the Contract Rights as set forth in clause (b) of the Granting Clause hereof is subject to the following:

                  (a) With respect to the assignment contained in clause (b) of the Granting Clause, if and so long as (A) the Aircraft shall be subject to this Trust Indenture and (B) no Event of Default under this Trust Indenture has occurred and is continuing, (1) the Indenture Trustee authorizes the Owner, on behalf of but to the exclusion of the Indenture Trustee, to exercise in the Owner's own name (i) all rights and powers related to the Assigned Warranties and the Guaranty as it relates to the Assigned Warranties and (ii) subject to paragraph 7.07(c) hereof, to retain any recovery or benefit resulting from the enforcement of any Assigned Warranties in respect of the Aircraft or resulting from the enforcement of the Guaranty in respect of the same, and (2) the Indenture Trustee shall, at the Owner's expense, cooperate with the Owner and take such actions as the Owner reasonably deems necessary to enable the Owner to enforce such rights and claims.

                  (b) In the event that an Event of Default under this Trust Indenture has occurred and is continuing and thereafter until such Event of Default has been cured or waived: (i) at the Indenture Trustee's option, the authorization given to the Owner under paragraph 7.07(a) hereof to enforce such rights and claims shall henceforth cease to be effective and the Indenture Trustee and its successors and permitted assigns shall, to the exclusion of the Owner, be entitled to assert and enforce such rights and claims as substitute party plaintiff or otherwise, and the Owner shall, at the request of the Indenture Trustee or its successors or permitted assigns and at the Owner's expense, cooperate with and take such action as reasonably necessary to enable the Indenture Trustee and its successors and permitted assigns to enforce such rights and claims, and the Indenture Trustee, if it shall elect to enforce such rights or claims, shall use its best efforts to assert and enforce such rights and claims, and (ii) the Owner will be deemed to have irrevocably constituted the Indenture Trustee and its successors and permitted assigns the Owner's true and lawful attorney (it being acknowledged that such appointment is coupled with an interest, namely the Indenture Trustee's rights acquired and to be acquired hereunder) with full power (in the name of the Owner or otherwise) to ask, require, demand, receive, settle, compromise, compound and give acquittance for any and all monies and claims for monies due and to become due under, or arising out of, the Purchase Agreement in respect of the Aircraft, to the extent that the same have been assigned pursuant to clause (b) of the Granting Clause hereof, and for such period as the Indenture Trustee may exercise rights with respect thereto under this clause (ii), to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute (or, if previously commenced, assume control of) any proceedings and to obtain any recovery in connection therewith which the Indenture Trustee may deem to be necessary or advisable in the premises.

                  (c) Notwithstanding clause (b) of the Granting Clause hereof, this Section 7.07 and anything in this Trust Indenture to the contrary (but subject to all the terms of the Purchase Agreement), all amounts that the Supplier or the Manufacturer is obligated to pay to the Owner under Clauses 12, 13 and, to the extent relating to acts to be performed following the date of enforcement of this Indenture, 17 of the Purchase Agreement with respect to the Aircraft or the Guaranty as it relates to such Clauses (a "SUPPLIER PAYMENT"), will be payable and applicable as follows: so long as the Aircraft is subject to this Trust Indenture, all Supplier Payments shall be paid to the Owner unless and until an Event of Default under this Trust Indenture has occurred and is continuing, whereupon the Indenture Trustee shall direct the Supplier to make all Supplier Payments directly to the Indenture Trustee until all Events of Default under this Trust Indenture have been cured or waived. Any amounts received by the Indenture Trustee pursuant to the immediately preceding sentence shall, to the extent not theretofore applied in satisfaction of the Secured Obligations, be returned to the Owner promptly after all Events of Default under this Trust Indenture have been cured or waived.

                  (d) Anything herein contained to the contrary notwithstanding:
(i) the Owner shall at all times remain liable to the Manufacturer under the Purchase Agreement in respect of the Aircraft to perform all of the duties and obligations of "Northwest" thereunder to the same extent as if this Trust Indenture had not been executed; (ii) the exercise by the Indenture Trustee of any of the rights assigned hereunder shall not release the Owner from any of its duties or obligations to the Supplier under the Purchase Agreement in respect of the Aircraft except to the extent that such exercise by the Indenture Trustee shall constitute performance of such duties and obligations; and (iii) except as provided in paragraph (e) of this Section 7.07, the Indenture Trustee shall not have any obligation or liability under the Purchase Agreement by reason of, or arising out of, this Trust Indenture or be obligated to perform any of the obligations or duties of the Owner under the Purchase Agreement or to make any payment or make any inquiry as to the sufficiency of any payment received by it or to present or to file any claim or to take any other action to collect or enforce any claim for any payment assigned hereunder.

                  (e) Without in any way releasing the Owner from any of its duties or obligations under the Purchase Agreement, the Indenture Trustee confirms for the benefit of the Supplier and the Manufacturer that, insofar as the provisions of the Purchase Agreement relate to the Aircraft, in exercising any rights under the Purchase Agreement or the Guaranty, or in making any claim with respect to the Aircraft or other things delivered or to be delivered pursuant to the Purchase Agreement or the Guaranty, the terms and conditions of the Purchase Agreement and the Guaranty shall apply to, and be binding upon, the Indenture Trustee to the same extent as the Owner. The Indenture Trustee hereby confirms that it shall be deemed for all purposes to have read and be familiar with the Purchase Agreement and the Guaranty and to understand thoroughly the terms and conditions thereof.

                  (f) Nothing contained in this Trust Indenture shall (i) subject the Supplier or the Manufacturer to any liability to which it would not otherwise be subject under the Purchase Agreement or the Guaranty or (ii) modify in any respect the Supplier's or the Manufacturer's contract rights thereunder, except as provided in the Consent and Agreement.

                  (g) For all purposes of the assignment contained in clause (b) of the Granting Clause, the Supplier and the Manufacturer shall not be deemed to have knowledge of and need not recognize any Event of Default, unless and until the Supplier shall have received written notice thereof from the Indenture Trustee at the address for the Supplier set forth in Section 11.05 hereof and, in acting in accordance with the terms of the Purchase Agreement, the Guaranty and the assignment contained in clause (b) of the Granting Clause, the Supplier and the Manufacturer may act with acquittance and conclusively rely upon such notice. -- A319'S]

                  [757'S AND 747'S -- The grant by the Owner to the Indenture Trustee of the Owner's interests in and to the Contract Rights as set forth in clause (b) of the Granting Clause hereof is subject to the following:

                  (h) If and so long as (A) the Aircraft shall be subject to this Trust Indenture and (B) the Manufacturer shall not have received written notice from the Indenture Trustee (including by mail, courier, telex, or telecopy thereof from the Indenture Trustee addressed to the Manufacturer's Vice President - Contracts at P.O. Box 3707, Mail Code 21-34, Seattle, WA 98124 if by mail; 1901 Oakesdale Ave. S.W., M/C 21-34, Renton, WA 98055, if by courier; 425-237-1706 if by telecopy and 32-9430 (answerback BOEINGREN), if by telex) that an Event of Default under this Trust Indenture has occurred and is continuing, (1) the Indenture Trustee authorizes the Owner, on behalf of but to the exclusion of the Indenture Trustee, to exercise in the Owner's own name (i) such rights and powers of the "Buyer" under the Purchase Agreement and (ii) such rights as the Indenture Trustee may have with respect to the Aircraft under any warranty, covenant, representation, service life policy, aircraft performance guarantee, indemnity or product support agreement of the Manufacturer or any subcontractor or vendor with respect thereto and, subject to paragraph 7.07(c) hereof, to retain any recovery or benefit resulting from the enforcement of any warranty, covenant, representation, service life policy, aircraft performance guarantee, indemnity, or product support agreement of the Manufacturer or any subcontractor or vendor under the Purchase Agreement in respect of the Aircraft, and (2) the Indenture Trustee shall, at the Owner's expense, cooperate with the Owner and take such actions as the Owner reasonably deems necessary to enable the Owner to enforce such rights and claims.

                  (i) Effective upon the receipt by the Manufacturer of written notice from the Indenture Trustee that an Event of Default under this Trust Indenture has occurred and is continuing and thereafter until the Manufacturer shall have received written notice from the Indenture Trustee that such Event of Default has been cured or waived: (i) at the Indenture Trustee's option, the authorization given to the Owner under paragraph 7.07(a) hereof to enforce such rights and claims shall henceforth cease to be effective and the Indenture Trustee and its successors and permitted assigns shall, to the exclusion of the Owner, be entitled to assert and enforce such rights and claims as substitute party plaintiff or otherwise, and the Owner shall, at the request of the Indenture Trustee or its successors or permitted assigns and at the Owner's expense, cooperate with and take such action as reasonably necessary to enable the Indenture Trustee and its successors and permitted assigns to enforce such rights and claims, and the Indenture Trustee, if it shall elect to enforce such rights or claims, shall use its best efforts to assert and enforce such rights and claims, and (ii) the Owner will be deemed to have irrevocably constituted the Indenture Trustee and its successors and permitted assigns the Owner's true and lawful attorney (it being acknowledged that such appointment is coupled with an interest, namely the Indenture Trustee's rights acquired and to be acquired hereunder) with full power (in the name of the Owner or otherwise) to ask, require, demand, receive, settle, compromise, compound and give acquittance for any and all monies and claims for monies due and to become due under, or arising out of, the Purchase Agreement in respect of the Aircraft, to the extent that the same have been assigned pursuant to clause (b) of the Granting Clause hereof, and for such period as the Indenture Trustee may exercise rights with respect thereto under this clause (ii), to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute (or, if previously commenced, assume control of) any proceedings and to obtain any recovery in connection therewith which the Indenture Trustee may deem to be necessary or advisable in the premises.

                  (j) Notwithstanding clause (b) of the Granting Clause hereof, this Section 7.07 and anything in this Trust Indenture to the contrary, all amounts that the Manufacturer is obligated to pay to the Owner under the Purchase Agreement with respect to the Aircraft, including, without limitation, in respect of refunds thereunder or resulting from the enforcement of any warranty, service life policy, aircraft performance guarantee or indemnity or product support agreement thereunder or the enforcement or exercise of any right or power under the Purchase Agreement or hereunder (a "MANUFACTURER PAYMENT") (excluding, however, from the Manufacturer Payments any amounts the Manufacturer is obligated to pay to the Owner with respect to the rights reserved to the Owner in clauses (i) through (v) of the definition of Contract Rights, which shall at all times be paid to the Owner), will be payable and applicable as follows: all the Manufacturer Payments shall be paid to the Owner unless and until the Manufacturer shall have received written notice from the Indenture Trustee that an Event of Default under this Trust Indenture has occurred and is continuing, whereupon the Manufacturer will, until the Manufacturer shall have received written notice from the Indenture Trustee that all Events of Default under this Trust Indenture have been cured or waived, make any and all such payments directly to the Indenture Trustee. Any amounts received by the Indenture Trustee pursuant to the immediately preceding sentence shall, to the extent not theretofore applied in satisfaction of the Secured Obligations, be returned to the Owner promptly after all Events of Default under this Trust Indenture have been cured or waived.

                  (k) For all purposes of this Trust Indenture, the Manufacturer shall not be deemed to have knowledge of an Event of Default under this Trust Indenture or of the discontinuance or waiver of an Event of Default unless and until the Manufacturer shall have received written notice thereof from the Indenture Trustee (including by mail, courier, telex, or telecopy thereof from the Indenture Trustee addressed to the Manufacturer's Vice President - Contracts at P.O. Box 3707, Mail Code 21-34, Seattle, WA 98124 if by mail; 1901 Oakesdale Ave. S.W., M/C 21-34, Renton, WA 98055, if by courier; 425-237-1706 if by telecopy and 32-9430 (answerback BOEINGREN), if by telex) and, in acting in accordance with the terms and conditions of the Purchase Agreement and this Trust Indenture, the Manufacturer may rely conclusively upon any such notice.

                  (l) Anything herein contained to the contrary notwithstanding:
(i) the Owner shall at all times remain liable to the Manufacturer under the Purchase Agreement in respect of the Aircraft to perform all of the duties and obligations of "Buyer" thereunder to the same extent as if this Trust Indenture had not been executed; (ii) the exercise by the Indenture Trustee of any of the rights assigned hereunder shall not release the Owner from any of its duties or obligations to the Manufacturer under the Purchase Agreement in respect of the Aircraft except to the extent that such exercise by the Indenture Trustee shall constitute performance of such duties and obligations; and (iii) except as provided in paragraph (f) of this Section 7.07, the Indenture Trustee shall not have any obligation or liability under the Purchase Agreement by reason of, or arising out of, this Trust Indenture or be obligated to perform any of the obligations or duties of the Owner under the Purchase Agreement or to make any payment or make any inquiry as to the sufficiency of any payment received by it or to present or to file any claim or to take any other action to collect or enforce any claim for any payment assigned hereunder.

                  (m) Without in any way releasing the Owner from any of its duties or obligations under the Purchase Agreement, the Indenture Trustee confirms for the benefit of the Manufacturer that, insofar as the provisions of the Purchase Agreement relate to the Aircraft, in exercising any rights under the Purchase Agreement, or in making any claim with respect to the Aircraft or other things delivered or to be delivered pursuant to the Purchase Agreement, the terms and conditions of the Purchase Agreement (including, without limitation, the warranty disclaimer and indemnity provisions in the product assurance and customer support documents, Exhibits B and C, respectively, to the Purchase Agreement) shall apply to, and be binding upon, the Indenture Trustee to the same extent as the Owner. The Indenture Trustee hereby confirms that it shall be deemed for all purposes to have read and be familiar with the Purchase Agreement (insofar as it relates to the Aircraft) and to understand thoroughly the terms and conditions thereof.

                  (n) Nothing contained in this Trust Indenture shall (i) subject the Manufacturer to any liability to which it would not otherwise be subject under the Purchase Agreement or (ii) modify in any respect the Manufacturer's contract rights thereunder, except as provided in the Consent and Agreement. -- 757'S AND 747'S]

                                  ARTICLE VIII

                                 INDEMNIFICATION

                  SECTION 8.01. SCOPE OF INDEMNIFICATION.

                  The Owner hereby agrees, except as otherwise provided in
Section 2.03 hereof, to assume liability for, and does hereby indemnify, protect, save and keep harmless the Indenture Trustee (in its individual and trust capacities), and its successors, assigns, agents and servants, from and against any and all liabilities, obligations, losses, damages, penalties, taxes (excluding any taxes payable by the Indenture Trustee on or measured by any compensation received by the Indenture Trustee for its services under this Trust Indenture), claims, actions, suits, costs, expenses or disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever, which may be imposed on, incurred by or asserted against the Indenture Trustee (whether or not also indemnified against by any other Person under any other document) in any way relating to or arising out of this Trust Indenture or any other Operative Document to which it is a party or the enforcement of any of the terms of any thereof, or in any way relating to or arising out of the manufacture, purchase, acceptance, non-acceptance, rejection, ownership, delivery, lease, possession, use, operation, condition, sale, return or other disposition of the Aircraft or any Engine (including, without limitation, latent or other defects, whether or not discoverable, and any claim for patent, trademark or copyright infringement), or in any way relating to or arising out of the administration of the Collateral or the action or inaction of the Indenture Trustee hereunder. Without limiting the foregoing, the Indenture Trustee agrees that, prior to seeking indemnification from the Collateral, it will demand, and take such action as it may in its discretion determine to be reasonable to pursue, indemnification available to the Indenture Trustee under the Participation Agreement. Notwithstanding the foregoing, the Indenture Trustee shall not be entitled to any indemnification for any Taxes or Expenses to the extent relating to or arising from the willful misconduct or gross negligence (or negligence in the case of handling funds) of the Indenture Trustee in the performance of its duties hereunder or resulting from the inaccuracy of any representation or warranty of the Indenture Trustee (in its individual capacity) referred to in Section 6.03 hereof, or as provided in Section 6.01 hereof or in the last sentence of Section 5.04 hereof, or as otherwise excluded by the terms of Sections 7(b) and 7(c) of the Participation Agreement from the Owner's indemnities under such Sections. In addition, if necessary, the Indenture Trustee shall be entitled to indemnification from the Collateral for any liability, obligation, loss, damage, penalty, claim, action, suit, cost, expense or disbursement indemnified against pursuant to this Section 8.01 to the extent not reimbursed by others, but without releasing any of them from their respective agreements of reimbursement; and to secure the same the Indenture Trustee shall have a prior Lien on the Collateral.

                                   ARTICLE IX

                         SUCCESSOR AND SEPARATE TRUSTEES

                  SECTION 9.01. RESIGNATION OF INDENTURE TRUSTEE; APPOINTMENT OF SUCCESSOR.

                  (a) The Indenture Trustee or any successor thereto may resign at any time without cause by giving at least 30 days' prior written notice to the Owner and each Certificate Holder, such resignation to be effective upon the acceptance of the trusteeship by a successor Indenture Trustee. In addition, a Majority in Interest of Certificate Holders may at any time (but only with the consent of the Owner, which consent shall not be unreasonably withheld, except that such consent shall not be necessary if an Event of Default is continuing) remove the Indenture Trustee without cause by an instrument in writing delivered to the Owner and the Indenture Trustee, and the Indenture Trustee shall promptly notify each Certificate Holder thereof in writing, such removal to be effective upon the acceptance of the trusteeship by a successor Indenture Trustee. In the case of the resignation or removal of the Indenture Trustee, a Majority in Interest of Certificate Holders may appoint a successor Indenture Trustee by an instrument signed by such holders, which successor, so long as no Event of Default shall have occurred and be continuing, shall be subject to the Owner's reasonable approval. If a successor Indenture Trustee shall not have been appointed within 30 days after such notice of resignation or removal, the Indenture Trustee, the Owner or any Certificate Holder may apply to any court of competent jurisdiction to appoint a successor Indenture Trustee to act until such time, if any, as a successor shall have been appointed as above provided. The successor Indenture Trustee so appointed by such court shall immediately and without further act be superseded by any successor Indenture Trustee appointed as above provided.

                  (b) Any successor Indenture Trustee, however appointed, shall execute and deliver to the Owner and the predecessor Indenture Trustee an instrument accepting such appointment and assuming the obligations of the Indenture Trustee under the Participation Agreement arising from and after the time of such appointment, and thereupon such successor Indenture Trustee, without further act, shall become vested with all the estates, properties, rights, powers and duties of the predecessor Indenture Trustee hereunder in the trust hereunder applicable to it with like effect as if originally named the Indenture Trustee herein; but nevertheless upon the written request of such successor Indenture Trustee, such predecessor Indenture Trustee shall execute and deliver an instrument transferring to such successor Indenture Trustee, upon the trusts herein expressed applicable to it, all the estates, properties, rights and powers of such predecessor Indenture Trustee, and such predecessor Indenture Trustee shall duly assign, transfer, deliver and pay over to such successor Indenture Trustee all monies or other property then held by such predecessor Indenture Trustee hereunder.

                  (c) Any successor Indenture Trustee, however appointed, shall be a bank or trust company having its principal place of business in the Borough of Manhattan, City and State of New York; Minneapolis, Minnesota; Chicago, Illinois; Hartford, Connecticut; Wilmington, Delaware; or Boston, Massachusetts and having (or whose obligations under the Operative Documents are guaranteed by an affiliated entity having) a combined capital and surplus of at least $100,000,000, if there be such an institution willing, able and legally qualified to perform the duties of the Indenture Trustee hereunder upon reasonable or customary terms.

                  (d) Any corporation into which the Indenture Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Indenture Trustee shall be a party, or any corporation to which substantially all the corporate trust business of the Indenture Trustee may be transferred, shall, subject to the terms of paragraph (c) of this Section 9.01, be a successor Indenture Trustee and the Indenture Trustee under this Trust Indenture without further act.

                  SECTION 9.02. APPOINTMENT OF ADDITIONAL AND SEPARATE TRUSTEES.

                  (a) Whenever (i) the Indenture Trustee shall deem it necessary or desirable in order to conform to any law of any jurisdiction in which all or any part of the Collateral shall be situated or to make any claim or bring any suit with respect to or in connection with the Collateral, this Trust Indenture, any other Indenture Agreement, the Secured Certificates or any of the transactions contemplated by the Participation Agreement, (ii) the Indenture Trustee shall be advised by counsel satisfactory to it that it is so necessary or prudent in the interests of the Certificate Holders (and the Indenture Trustee shall so advise the Owner), or (iii) the Indenture Trustee shall have been requested to do so by a Majority in Interest of Certificate Holders, then in any such case, the Indenture Trustee and, upon the written request of the Indenture Trustee, the Owner, shall execute and deliver an indenture supplemental hereto and such other instruments as may from time to time be necessary or advisable either (1) to constitute one or more bank or trust companies or one or more persons approved by the Indenture Trustee, either to act jointly with the Indenture Trustee as additional trustee or trustees of all or any part of the Collateral, or to act as separate trustee or trustees of all or any part of the Collateral, in each case with such rights, powers, duties and obligations consistent with this Trust Indenture as may be provided in such supplemental indenture or other instruments as the Indenture Trustee or a Majority in Interest of Certificate Holders may deem necessary or advisable, or
(2) to clarify, add to or subtract from the rights, powers, duties and obligations theretofore granted any such additional and separate trustee, subject in each case to the remaining provisions of this Section 9.02. If the Owner shall not have taken any action requested of it under this Section 9.02(a) that is permitted or required by its terms within 15 days after the receipt of a written request from the Indenture Trustee so to do, or if an Event of Default shall have occurred and be continuing, the Indenture Trustee may act under the foregoing provisions of this Section 9.02(a) without the concurrence of the Owner; and the Owner hereby irrevocably appoints (which appointment is coupled with an interest) the Indenture Trustee, its agent and attorney-in-fact to act for it under the foregoing provisions of this Section 9.02(a) in either of such contingencies. The Indenture

Trustee may, in such capacity, execute, deliver and perform any such supplemental indenture, or any such instrument, as may be required for the appointment of any such additional or separate trustee or for the clarification of, addition to or subtraction from the rights, powers, duties or obligations theretofore granted to any such additional or separate trustee. In case any additional or separate trustee appointed under this Section 9.02(a) shall die, become incapable of acting, resign or be removed, all the assets, property, rights, powers, trusts, duties and obligations of such additional or separate trustee shall revert to the Indenture Trustee until a successor additional or separate trustee is appointed as provided in this Section 9.02(a).

                  (b) No additional or separate trustee shall be entitled to exercise any of the rights, powers, duties and obligations conferred upon the Indenture Trustee in respect of the custody, investment and payment of monies and all monies received by any such additional or separate trustee from or constituting part of the Collateral or otherwise payable under any Operative Document to the Indenture Trustee shall be promptly paid over by it to the Indenture Trustee. All other rights, powers, duties and obligations conferred or imposed upon any additional or separate trustee shall be exercised or performed by the Indenture Trustee and such additional or separate trustee jointly except to the extent that applicable Law of any jurisdiction in which any particular act is to be performed renders the Indenture Trustee incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations (including the holding of title to all or part of the Collateral in any such jurisdiction) shall be exercised and performed by such additional or separate trustee. No additional or separate trustee shall take any discretionary action except on the instructions of the Indenture Trustee or a Majority in Interest of Certificate Holders. No trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder, except that the Indenture Trustee shall be liable for the consequences of its lack of reasonable care in selecting, and Indenture Trustee's own actions in acting with, any additional or separate trustee. Each additional or separate trustee appointed pursuant to this
Section 9.02 shall be subject to, and shall have the benefit of Articles IV, V, VI, VIII, IX and XI hereof insofar as they apply to the Indenture Trustee. The powers of any additional or separate trustee appointed pursuant to this Section
9.02 shall not in any case exceed those of the Indenture Trustee hereunder.

                  (c) If at any time the Indenture Trustee shall deem it no longer necessary or desirable in order to conform to any such law or take any such action or shall be advised by such counsel that it is no longer so necessary or desirable in the interest of the Certificate Holders, or in the event that the Indenture Trustee shall have been requested to do so in writing by a Majority in Interest of Certificate Holders, the Indenture Trustee and, upon the written request of the Indenture Trustee, the Owner, shall execute and deliver an indenture supplemental hereto and all other instruments and agreements necessary or proper to remove any additional or separate trustee. The Indenture Trustee may act on behalf of the Owner under this Section 9.02(c) when and to the extent it could so act under Section 9.02(a) hereof.

                                    ARTICLE X

                SUPPLEMENT AND AMENDMENTS TO THIS TRUST INDENTURE
                               AND OTHER DOCUMENTS

                  SECTION 10.01. INSTRUCTIONS OF MAJORITY; LIMITATIONS.

                  (a) The Indenture Trustee agrees with the Certificate Holders that it shall not enter into any amendment, waiver or modification of, supplement or consent to the Purchase Agreement, the Consent and Agreement, this Trust Indenture, the Guarantee or the Participation Agreement, or any other agreement included in the Collateral, unless such supplement, amendment, waiver, modification or consent is consented to in writing by a Majority in Interest of Certificate Holders, or does not adversely affect the Certificate Holders, but upon the written request of a Majority in Interest of Certificate Holders, the Indenture Trustee shall from time to time enter into any such supplement or amendment, or execute and deliver any such waiver, modification or consent, as may be specified in such request and as may be (in the case of any such amendment, supplement or modification), to the extent such agreement is required, agreed to by the Owner or, as may be appropriate, the Manufacturer; PROVIDED, HOWEVER, that, without the consent of each holder of an affected Secured Certificate then outstanding, no such amendment of or supplement to this Trust Indenture, the Purchase Agreement, the Consent and Agreement, the Guarantee or the Participation Agreement or waiver or modification of the terms of, or consent under, any thereof, shall (i) modify any of the provisions of this Section 10.01, or of Sections 2.02, 2.10, 2.11, 2.15, 4.02, 4.02(c),
4.02(d), 5.02, 7.06(a) or 7.06(b) hereof, the definitions of "Event of Default", "Default", "Majority in Interest of Certificate Holders", "Make-Whole Amount" or "Certificate Holder", or the percentage of Certificate Holders required to take or approve any action hereunder, (ii) reduce the amount, or change the time of payment or method of calculation of any amount, of Principal Amount, Make-Whole Amount, if any, or interest with respect to any Secured Certificate, or alter or modify the provisions of Article III hereof with respect to the order of priorities in which distribution thereunder shall be made as among the Certificate Holders and the Owner, (iii) reduce, modify or amend any indemnities in favor of the Certificate Holders or (iv) permit the creation of any Lien on the Collateral or any part thereof other than Permitted Liens or deprive any Certificate Holder of the benefit of the Lien of this Trust Indenture on the Collateral, except as provided in connection with the exercise of remedies under
Article IV hereof.

                  (b) The Owner and the Indenture Trustee may enter into one or more agreements supplemental hereto without the consent of any Certificate Holder for any of the following purposes: (i) (a) to cure any defect or inconsistency herein or in the Secured Certificates, or to make any change not inconsistent with the provisions hereof (PROVIDED that such change does not adversely affect the interests of any Certificate Holder in its capacity solely as Certificate Holder) or (b) to cure any ambiguity or correct any mistake; (ii) to evidence the succession of another party as the Owner in accordance with the terms of the hereof or to evidence the succession of a new trustee hereunder pursuant hereto, the removal of the trustee hereunder or the appointment of any co-trustee or co-trustees or any separate or additional trustee or trustees;
(iii) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee or to make any other provisions with respect to matters or questions arising hereunder so long as such action shall not adversely affect the interests of the Certificate Holders in its capacity solely as Certificate Holder; (iv) to correct or amplify the description of any property at any time subject to the Lien of this Trust Indenture or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subject to the Lien of this Trust Indenture, the Airframe or Engines or any Replacement Airframe or Replacement Engine; (v) to add to the covenants of the Owner for the benefit of the Certificate Holders, or to surrender any rights or power herein conferred upon the Owner; (vi) to add to the rights of the Certificate Holders; and (vii) to include on the Secured Certificates any legend as may be required by law.

                  SECTION 10.02. INDENTURE TRUSTEE PROTECTED.

                  If, in the opinion of the institution acting as Indenture Trustee hereunder, any document required to be executed by it pursuant to the terms of Section 10.01 hereof adversely affects any right, duty, immunity or indemnity with respect to such institution under this Trust Indenture, such institution may in its discretion decline to execute such document.

                  SECTION 10.03. DOCUMENTS MAILED TO CERTIFICATE HOLDERS.

                  Promptly after the execution by the Owner or the Indenture Trustee of any document entered into pursuant to Section 10.01 hereof, the Indenture Trustee shall mail, by first class mail, postage prepaid, a copy thereof to the Owner and to each Certificate Holder at its address last set forth in the Secured Certificate Register, but the failure of the Indenture Trustee to mail such copies shall not impair or affect the validity of such document.

                  SECTION 10.04. NO REQUEST NECESSARY FOR TRUST INDENTURE SUPPLEMENT.

                  No written request or consent of the Indenture Trustee or the Certificate Holders pursuant to Section 10.01 hereof shall be required to enable the Owner to execute and deliver a Trust Indenture Supplement specifically required by the terms hereof.

                                   ARTICLE XI

                                  MISCELLANEOUS

                  SECTION 11.01. TERMINATION OF TRUST INDENTURE.

                  Upon (or at any time after) payment in full of the Principal Amount of, Make-Whole Amount, if any, and interest on and all other amounts due under all Secured Certificates and provided that there shall then be no other Secured Obligations due to the Certificate Holders and the Indenture Trustee hereunder or under the Participation Agreement, the Owner shall direct the Indenture Trustee to execute and deliver to or as directed in writing by the Owner an appropriate instrument releasing the Aircraft and the Engines from the Lien of this Trust Indenture and releasing the Guarantee and the Purchase Agreement from the assignment and pledge thereof hereunder and the Indenture Trustee shall execute and deliver such instrument as aforesaid and give written notice thereof to the Owner; PROVIDED, HOWEVER, that this Trust Indenture and the trusts created hereby shall earlier terminate and this Trust Indenture shall be of no further force or effect upon any sale or other final disposition by the Indenture Trustee of all property constituting part of the Collateral and the final distribution by the Indenture Trustee of all monies or other property or proceeds constituting part of the Collateral in accordance with the terms hereof. Except as aforesaid otherwise provided, this Trust Indenture and the trusts created hereby shall continue in full force and effect in accordance with the terms hereof.

                  SECTION 11.02. NO LEGAL TITLE TO COLLATERAL IN CERTIFICATE HOLDERS.

                  No holder of a Secured Certificate shall have legal title to any part of the Collateral. No transfer, by operation of law or otherwise, of any Secured Certificate or other right, title and interest of any Certificate Holder in and to the Collateral or hereunder shall operate to terminate this Trust Indenture or entitle such holder or any successor or transferee of such holder to an accounting or to the transfer to it of any legal title to any part of the Collateral.

                  SECTION 11.03. SALE OF AIRCRAFT BY INDENTURE TRUSTEE IS
BINDING.

                  Any sale or other conveyance of the Collateral, or any part thereof (including any part thereof or interest therein), by the Indenture Trustee made pursuant to the terms of this Trust Indenture shall bind the Certificate Holders and shall be effective to transfer or convey all right, title and interest of the Indenture Trustee, the Owner and such holders in and to such Collateral or part thereof. No purchaser or other grantee shall be required to inquire as to the authorization, necessity, expediency or regularity of such sale or conveyance or as to the application of any sale or other proceeds with respect thereto by the Indenture Trustee.

                  SECTION 11.04. TRUST INDENTURE FOR BENEFIT OF THE OWNER, INDENTURE TRUSTEE, AND CERTIFICATE HOLDERS.

                  Nothing in this Trust Indenture, whether express or implied, shall be construed to give any person other than the Owner, the Indenture Trustee and the Certificate Holders, any legal or equitable right, remedy or claim under or in respect of this Trust Indenture.

                  SECTION 11.05. NOTICES.

                  Unless otherwise expressly specified or permitted by the terms hereof, all notices, requests, demands, authorizations, directions, consents, waivers or documents provided or permitted by this Trust Indenture to be made, given, furnished or filed shall be in writing, personally delivered or mailed by certified mail, postage prepaid, or by facsimile or confirmed telex, and (i) if to the Owner, addressed to it at its office at 5101 Northwest Drive, St. Paul, MN 55111-3034, Attention: Treasurer (Telecopy No. (612) 726-0665), (ii) if to the Indenture Trustee, addressed to it at its office at, for U.S. MAIL at Corporate Trust Department, P.O. Box 778, Boston, Massachusetts 02102-0778, and for OVERNIGHT COURIER at Corporate Trust Department, 2 Avenue de Lafayette, Boston, Massachusetts 02111-1724 (Telecopy No. (617) 662-1462), (iii) if to any Certificate Holder, addressed to such party at such address as such party shall have furnished by notice to the Owner and the Indenture Trustee or, until an address is so furnished, addressed to the address of such party (if any) set forth on the signature pages to the Participation Agreement or in the Secured Certificate Register. [Any notice to the Supplier shall be addressed to its Chief Executive Officer, 2 Rond Point Maurice Bellonte, 31700 Blagnac, France (telex 521155F) (fax: 011-33-5-61-93-49-77). -- A319'S ONLY] Whenever any notice in writing is required to be given by the Owner or the Indenture Trustee or any Certificate Holder to any of the other of them, such notice shall be deemed given and such requirement satisfied when such notice is received, or if such notice is mailed by certified mail, postage prepaid, three Business Days after being mailed, addressed as provided above. Any party hereto may change the address to which notices to such party will be sent by giving notice of such change to the other parties to this Trust Indenture.

                  SECTION 11.06. SEVERABILITY.

                  Any provision of this Trust Indenture which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  SECTION 11.07. NO ORAL MODIFICATION OR CONTINUING WAIVERS.

                  No term or provision of this Trust Indenture or the Secured Certificates may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the Owner and the Indenture Trustee, in compliance with Section 10.01 hereof. Any waiver of the terms hereof or of any Secured Certificate shall be effective only in the specific instance and for the specific purpose given.

                  SECTION 11.08. SUCCESSORS AND ASSIGNS.

                  All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, each of the parties hereto and the permitted successors and assigns of each, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by any Certificate Holder shall bind the successors and assigns of such holder. Each Certificate Holder by its acceptance of a Secured Certificate agrees to be bound by this Trust Indenture and all provisions of the Participation Agreement applicable to a Loan Participant or a Certificate Holder.

                  SECTION 11.09. HEADINGS.

                  The headings of the various Articles and sections herein and in the table of contents hereto are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

                  SECTION 11.10. NORMAL COMMERCIAL RELATIONS.

                  Anything contained in this Trust Indenture to the contrary notwithstanding, the Owner, the Indenture Trustee, any Certificate Holder or any bank or other Affiliate of such Certificate Holder may conduct any banking or other financial transactions, and have banking or other commercial relationships, with the Owner fully to the same extent as if this Trust Indenture were not in effect, including without limitation the making of loans or other extensions of credit to the Owner for any purpose whatsoever, whether related to any of the transactions contemplated hereby or otherwise.

                  SECTION 11.11. GOVERNING LAW; COUNTERPART FORM.

                  THIS TRUST INDENTURE SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. THIS TRUST INDENTURE IS BEING DELIVERED IN THE STATE OF NEW YORK. This Trust Indenture may be executed by the parties hereto in separate counterparts (or upon separate signature pages bound together into one or more counterparts), each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

                  SECTION 11.12. VOTING BY CERTIFICATE HOLDERS.

                  All votes of the Certificate Holders shall be governed by a vote of a Majority in Interest of Certificate Holders, except as otherwise provided herein.

                  SECTION 11.13. BANKRUPTCY.

                  It is the intention of the parties that the Indenture Trustee, shall be entitled to the benefits of Section 1110 with respect to the right to take possession of the Aircraft, Airframe, Engines and Parts as provided herein in the event of a case under Chapter 11 of the Bankruptcy Code in which the Owner is a debtor, and in any instance where more than one construction is possible of the terms and conditions hereof or any other pertinent Operative Document, each such party agrees that a construction which would preserve such benefits shall control over any construction which would not preserve such benefits.

                  IN WITNESS WHEREOF, the parties hereto have caused this Trust Indenture to be duly executed by their respective officers thereof duly authorized as of the day and year first above written.

                                          NORTHWEST AIRLINES, INC.,


                                          By:   ________________________________
                                                Name:
                                                Title:


                                          STATE STREET BANK AND TRUST
                                          COMPANY, not in its individual
                                          capacity, except as expressly
                                          provided herein, but solely as
                                          Indenture Trustee, Indenture Trustee


                                          By:   ________________________________
                                                Name:
                                                Title:

                                                                         ANNEX A

                                   DEFINITIONS

                  Unless the context otherwise requires, the following terms shall have the following meanings for all purposes of the Trust Indenture and Security Agreement [NW ____ _] and shall be equally applicable to both the singular and the plural forms of the terms herein defined:

                           "ACTUAL KNOWLEDGE" shall mean, as it applies to the
                  Indenture Trustee, actual knowledge of a Responsible Officer in the Corporate Trust Office of the Indenture Trustee.

                           "AFFILIATE" means, with respect to any person, any
                  other person directly or indirectly controlling, controlled by or under common control with such person. For the purposes of this definition, "control" (including "controlled by" and "under common control with") shall mean the power, directly or indirectly, to direct or cause the direction of the management and policies of such person whether through the ownership of voting securities or by contract or otherwise.

                           "AIRCRAFT" means the Airframe (or any airframe from
                  time to time substituted for such Airframe pursuant to Section
                  7.06 of the Trust Indenture) together with the initial Engines (or any engine substituted for either of such Engines pursuant to the terms of the Trust Indenture), whether or not any such initial or substituted Engines may from time to time be installed on such initial or substituted Airframe or may be installed on any other airframe or on any other aircraft.

                           "AIRFRAME" means: (i) the [Airbus A319-113/114]
                  [Boeing 757-351] [Boeing 747-451] aircraft (except Engines or engines from time to time installed thereon) identified by U.S. registration mark and manufacturer's serial number in the initial Trust Indenture Supplement and any aircraft (except Engines or engines from time to time installed thereon) which may from time to time be substituted for such aircraft (except Engines or engines from time to time installed thereon) pursuant to clause (ii) of the first paragraph of Section 7.06(a) of the Trust Indenture; and (ii) any and all Parts so long as the same shall be incorporated or installed in or attached to such aircraft (except Engines or engines from time to time installed thereon).

                           "AMORTIZATION AMOUNT" shall mean, with respect to any
                  Principal Amount Repayment Date, the amount set forth opposite such Date on the Amortization Schedule.

                           "AMORTIZATION SCHEDULE" shall mean the amortization
                  schedule for the Secured Certificates delivered pursuant to
                  Section 2.02 of the Trust Indenture.


                                   Annex A-1

                           "APPLICABLE RATE" means as of any date the weighted
                  average of the interest rates borne by the Secured Certificates then outstanding and, if no Secured Certificates shall be outstanding, the Base Rate.

                           ["ASSIGNED WARRANTIES" has the meaning set forth in
                  the definition of "Contract Rights".-- A319'S ONLY]

                           "AVERAGE LIFE DATE" for each Secured Certificate to
                  be redeemed shall be the date which follows the redemption date by a period equal to the Remaining Weighted Average Life at the redemption date of such Secured Certificate. "REMAINING WEIGHTED AVERAGE LIFE" of such Secured Certificate, at the redemption date of such Secured Certificate, shall be the number of days equal to the quotient obtained by dividing (a) the sum of the products obtained by multiplying (i) the amount of each then remaining installment of principal, including the payment due on the maturity date of such Secured Certificate, by (ii) the number of days from and including the redemption date to but excluding the scheduled payment date of such principal installment; by (b) the then unpaid principal amount of such Secured Certificate.

                           "BANKRUPTCY CODE" means the Bankruptcy Reform Act of
                  1978, as amended, or any subsequent legislation that amends, supplements or supersedes such provisions.

                           "BASE RATE" means the rate of interest announced
                  publicly by Citibank, N.A. in New York, New York from time to time as its base rate.

                           "BUSINESS DAY" means any day other than a Saturday or
                  Sunday or a day on which commercial banks are required or authorized to close in the City of New York, New York; Boston, Massachusetts; or Minneapolis, Minnesota.

                           "CASH EQUIVALENTS" shall mean (i) direct obligations
                  of the United States of America and agencies guaranteed by the United States government having a final maturity of ninety
                  (90) days or less from date of purchase thereof; (ii) certificates of deposit issued by, bankers' acceptances of, or time deposits with, any bank, trust company or national banking association incorporated under the laws of the United States of America or one of the states thereof having combined capital and surplus and retained earnings as of its last report of condition of at least $500,000,000 and having a rating of Aa or better by Moody's Investors Service, Inc. ("MOODY'S") or AA or better by Standard & Poor's Ratings Services, a division of McGraw-Hill Companies, Inc. ("S&P") and having a final maturity of ninety (90) days or less from date of purchase thereof; and (iii) commercial paper of any holding company of a bank, trust company or national banking association described in (ii) and commercial paper of any corporation or finance company incorporated or doing business under the laws of the United States of America or any state thereof having a rating assigned to such commercial paper of A1 by S&P or P1 by Moody's and having a final maturity of ninety (90) days or less from the date of purchase thereof; PROVIDED, HOWEVER, that


                                   Annex A-2
                  the aggregate amount at any one time so invested in certificates of deposit issued by any one bank shall not be in excess of 5% of such bank's capital and surplus.

                           "CERTIFICATE HOLDER" shall mean any holder from time
                  to time of one or more Secured Certificates.

                           "CERTIFICATED AIR CARRIER" means a Citizen of the
                  United States holding a carrier operating certificate issued by the Secretary of Transportation pursuant to Chapter 447 of Title 49, United States Code, for aircraft capable of carrying ten or more individuals or 6,000 pounds or more of cargo or that otherwise is certified or registered to the extent required to fall within the purview of 11 U.S.C. Section 1110 or any analogous successor provision of the Bankruptcy Code.

                           "CITIZEN OF THE UNITED STATES" has the meaning
                  specified in Section 40102(a)(15) of Title 49 of the United States Code or any similar legislation of the United States of America enacted in substitution or replacement therefor.

                           "CIVIL RESERVE AIR FLEET PROGRAM" means the Civil
                  Reserve Air Fleet Program currently administered by the United States Air Force Air Mobility Command pursuant to Executive Order No. 11490, as amended, or any substantially similar program.

                           ["CLASS D PASS THROUGH TRUST" means the Pass Through
                  Trust Agreement, dated as of June 3, 1999, among Northwest Airlines Corporation, Northwest Airlines, Inc., and State Street Bank and Trust Company of Connecticut, National Association, as supplemented by Trust Supplement No. 2001-1D, dated as of [__________, ____] among Northwest Airlines, Inc., Northwest Airlines Corporation and State Street Bank and Trust Company of Connecticut, National Association.-- A319's and 757's]

                           "CLASS D TRUSTEE" means the Pass Through Trustee
                  under the Pass Through Trust Agreement, dated as of June 3, 1999, among Northwest Airlines Corporation, Northwest Airlines, Inc., and State Street Bank and Trust Company of Connecticut, National Association, as supplemented by Trust Supplement No. 2001-1D, dated as of [__________, ____] among Northwest Airlines, Inc., Northwest Airlines Corporation and State Street Bank and Trust Company of Connecticut, National Association.-- A319's and 757's]

                           "CLOSING" means the closing of the transactions
                  contemplated by the Participation Agreement.

                           "CLOSING DATE" means the date on which the Closing
                  occurs.

                           "CODE" means the Internal Revenue Code of 1986, as
                  amended.

                           "COLLATERAL" shall mean all estate, right, title and
                  interest of the Indenture Trustee in and to the properties referred to in the Granting Clause of the Trust Indenture.


                                   Annex A-3

                           "COMMITMENT" means the amount the payment of each
                  Pass Through Trustee to be made as provided in Section 1 of the Participation Agreement.

                           "CONSENT AND AGREEMENT" means[, collectively, the
                  Manufacturer Consent and Agreement to Assignment of Warranties and the Supplier Consent and Agreement to Assignment of Warranties. -- A319'S] [that certain Consent and Agreement [NW ____ _], dated as of the date hereof, executed by the Manufacturer, as the same may be amended, modified or supplemented in accordance with the applicable provisions thereof -- 757'S AND 747'S]

                           "CONTRACT RIGHTS" means all of the Owner's rights and
                  interests in and to [(i) Clauses 12, 13 and, to the extent relating to acts to be performed following the date of enforcement of the Trust Indenture, 17 of the Purchase Agreement (but not any other provision of the Purchase Agreement or any letter agreement referred to therein) as such Clauses relate to the Aircraft (the "ASSIGNED WARRANTIES"), and (ii) the Guaranty as it relates to the Assigned Warranties, RESERVING TO THE OWNER, HOWEVER, all of the Owner's rights and interests in and to Clauses 12, 13 and, to the extent relating to acts to be performed following the date of enforcement of the Trust Indenture, 17 of the Purchase Agreement and the Guaranty as and to the extent that such Clauses of the Purchase Agreement and the Guaranty relate to aircraft other than the Aircraft and to the extent that the Purchase Agreement and the Guaranty relate to any other matters not directly pertaining to the Aircraft. -- A319'S] [the Purchase Agreement, as and to the extent that the same relate to the Aircraft and the operation thereof, including, without limitation, (a) all claims for damages in respect of the Aircraft arising as a result of any default by the Manufacturer under the Purchase Agreement, including, without limitation, all warranty, service life policy, aircraft performance guarantee and indemnity provisions in the Purchase Agreement in respect of the Aircraft and all claims thereunder and (b) any and all rights of the Owner to compel performance of the terms of the Purchase Agreement in respect of the Aircraft; reserving to the Owner, however, (i) all of the Owner's rights and interests in and to the Purchase Agreement as and to the extent that it relates to any matters not in respect of the Aircraft, (ii) all of the Owner's rights and interests under the Purchase Agreement (other than under Exhibit B (Product Assurance Document) thereof), (iii) all of the Owner's rights and interests in or arising out of any payments or deposits made or to be made by the Owner or amounts credited or to be credited or paid or to be paid by the Manufacturer to the Owner in respect of the Aircraft under the Purchase Agreement, (iv) all of the Owner's rights and interests in and to any Spare Parts General Terms Agreement and (v) with respect to the Aircraft, all rights to demand, accept and retain all rights in and to property (other than the Aircraft), data, documents, training and services of any kind which the Manufacturer is obligated to provide or does provide pursuant to the Purchase Agreement with respect to the Aircraft. -- 757'S AND 747'S]

                           "CORPORATE TRUST OFFICE" shall mean the principal
                  office of the Indenture Trustee located at 225 Franklin Street, Boston, Massachusetts 02110, Attention: Corporate Trust Department, or such other office at which the Indenture Trustee's


                                   Annex A-4
                  corporate trust business shall be administered which the Indenture Trustee shall have specified by notice in writing to the Owner, the Loan Participants and each Certificate Holder.

                           "DEBT" shall mean any liability for borrowed money,
                  or any liability for the payment of money in connection with any letter of credit transaction, or other liabilities evidenced or to be evidenced by bonds, debentures, notes or other similar instruments or for the deferred purchase price of property, goods or services.

                           "DEBT RATE" shall mean, with respect to any Series,
                  the rate per annum specified for such Series under the heading "Interest Rate" in Schedule I to the Trust Indenture.

                           "DEFAULT" means any event which with the giving of
                  notice or the lapse of time or both would become an Event of Default.

                           "DOLLARS" and "$" means the lawful currency of the
                  United States of America.

                           "ENGINE" means (i) each of the [two] [four] [CFM
                  International, Inc. Model CFM56-5A4/5A5] [Pratt & Whitney Model PW2040] [Pratt & Whitney Model PW4056] engines listed by manufacturer's serial number in the initial Trust Indenture Supplement, whether or not from time to time thereafter installed on the Airframe or installed on any other airframe or on any other aircraft; and (ii) any engine which may from time to time be substituted, pursuant to the terms of the Trust Indenture, for any of such [two] [four] engines, together in each case with any and all Parts incorporated or installed in or attached thereto.

                           "ERISA" means the Employee Retirement Income Security
                  Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to ERISA are to ERISA, as in effect at the date of the Participation Agreement and any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

                           "EVENT OF DEFAULT" shall have the meaning specified
                  in Section 4.01 of the Trust Indenture.

                           "EVENT OF LOSS" with respect to the Aircraft,
                  Airframe or any Engine means any of the following events with respect to such property: (i) the loss of such property or of the use thereof due to the destruction of or damage to such property which renders repair uneconomic or which renders such property permanently unfit for normal use by the Owner (or any Lessee) for any reason whatsoever; (ii) any damage to such property which results in an insurance settlement with respect to such property on the basis of a total loss, or a constructive or compromised total loss; (iii) the theft or disappearance of such property, or the confiscation, condemnation, or seizure of, or requisition of title to, or use of, such property (other than a requisition for use by the United States


                                   Annex A-5

                  Government or any other government of registry of the Aircraft, or any agency or instrumentality of any thereof) which in the case of any event referred to in this clause
                  (iii) (other than a requisition of title) shall have resulted in the loss of possession of such property by the Owner (or any Lessee) for a period in excess of 180 consecutive days or, in the case of a requisition of title, the requisition of title shall not have been reversed within 90 days from the date of such requisition of title; (iv) as a result of any law, rule, regulation, order or other action by the Federal Aviation Administration or other governmental body of the government of registry of the Aircraft having jurisdiction, the use of such property in the normal course of the business of air transportation shall have been prohibited for a period of 180 consecutive days, unless the Owner (or any Lessee), prior to the expiration of such 180 day period, shall have undertaken and shall be diligently carrying forward all steps which are necessary or desirable to permit the normal use of such property by the Owner (or such Lessee), but in any event if such use shall have been prohibited for a period of two consecutive years, PROVIDED that no Event of Loss shall be deemed to have occurred if such prohibition has been applicable to the entire U.S. registered fleet of [Airbus Model A319-100] [Boeing Model 757-300] [Boeing Model 747-400] aircraft of the Owner (or any Lessee) and the Owner (or a Lessee), prior to the expiration of such two-year period, shall have conformed at least one such aircraft in its fleet to the requirements of any such law, rule, regulation, order or other action and commenced regular commercial use of the same in such jurisdiction and shall be diligently carrying forward, in a manner which does not discriminate against the Aircraft in so conforming the Aircraft, all steps which are necessary or desirable to permit the normal use of the Aircraft by the Owner (or such Lessee), PROVIDED, FURTHER that, notwithstanding any of the foregoing, such prohibition shall constitute an Event of Loss if such use shall have been prohibited for a period of three consecutive years; and (v) any divestiture of title to or interest in an Engine treated as an Event of Loss pursuant to Section 7.06(b) of the Trust Indenture. An Event of Loss with respect to the Aircraft shall be deemed to have occurred if an Event of Loss occurs with respect to the Airframe.

                           "EXPENSES" shall have the meaning attributed thereto
                  in Section 7(c) of the Participation Agreement.

                           "FEDERAL AVIATION ACT" means that portion of the
                  United States Code comprising those provisions formerly referred to as the Federal Aviation Act of 1958, as amended, or any subsequent legislation that amends, supplements or supersedes such provisions.

                           "FEDERAL AVIATION ADMINISTRATION" and "FAA" mean the
                  United States Federal Aviation Administration and any agency or instrumentality of the United States government succeeding to their functions.

                           "FEDERAL FUNDS RATE" means a fluctuating interest
                  rate per annum in effect from time to time, which rate per annum shall at all times be equal to the weighted average of the rates on overnight Federal funds transactions with


                                   Annex A-6
                  members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or if such rate is not published for any day that is a Business Day, the average of the quotations for such day for such transactions received by State Street from three Federal funds brokers of recognized standing selected by it.

                           "FOREIGN AIR CARRIER" means any air carrier which is
                  not a U.S. Air Carrier and which performs maintenance, preventative maintenance and inspections for the Aircraft, Airframe and/or any Engine or engine to standards which are approved by, or which are substantially equivalent to those required by, the Federal Aviation Administration, the Civil Aviation Authority of the United Kingdom, the Direction Generale de l'Aviation Civile of the French Republic, the Luftfahrt Bundesamt of the Federal Republic of Germany, the Nederlandse Luchtvaart Authoriteit of the Kingdom of the Netherlands, the Ministry of Transportation of Japan or the Federal Ministry of Transport of Canada (and any agency or instrumentality of the applicable government succeeding to the functions of any of the foregoing entities).

                           ["FRENCH PLEDGE AGREEMENT" means the French Pledge
                  Agreement, dated as of [_____________], between the Owner and the Indenture Trustee.-- A319'S ONLY]

                           "GOVERNMENT ENTITY" mean (a) any federal, state,
                  provincial or similar government, and any body, board, department, commission, court, tribunal, authority, agency or other instrumentality of any such government or otherwise exercising any executive, legislative, judicial, administrative or regulatory functions of such government or
                  (b) any other government entity having jurisdiction over any matter contemplated by the Operative Agreements or relating to the observance or performance of the obligations of any of the parties to the Operative Agreements.

                           "GUARANTEE" means that certain Guarantee [NW ____ _],
                  dated as of [________], made by the Guarantor, as such Guarantee may be amended or supplemented from time to time pursuant to the applicable provisions thereof.

                           "GUARANTOR" means Northwest Airlines Corporation, a
                  Delaware corporation.

                           ["GUARANTY" means that certain Guaranty of the
                  Manufacturer attached to the Purchase Agreement.-- A319'S
                  ONLY]

                           "INDEMNITEE" means (i) the Indenture Trustee, (ii)
                  the Loan Participants and each other Certificate Holder, (iii) the Subordination Agent, (iv) the Liquidity Provider, (v) the Pass Through Trustees, (vi) each Affiliate of the Person described in clause (i), (vii) each Affiliate of the Persons described in clauses (iii), (iv) and (v) inclusive, (viii) the respective directors, officers, employees, agents


                                   Annex A-7
                  and servants of each of the Persons described in clauses (i) through (v), inclusive, (ix) the successors and permitted assigns of the Person described in clause (i), and (x) the successors and permitted assigns of the Persons described in clauses (ii), (iii), (iv) and (v) inclusive.

                           "INDENTURE AGREEMENTS" means the Participation
                  Agreement, the Purchase Agreement, [the Guaranty, -- A319'S ONLY] the Guarantee, and any other contract, agreement or instrument from time to time assigned or pledged under the Trust Indenture.

                           "INDENTURE INDEMNITEE" means (i) the Indenture
                  Trustee, (ii) the Loan Participants and each Certificate Holder, (iii) the Subordination Agent, (iv) the Liquidity Provider, (v) the Pass Through Trustee and (vi) the respective directors, officers, employees, agents and servants of each of the Persons described in clauses (i) through (v), inclusive.

                           "INDENTURE TRUSTEE" means the Indenture Trustee under
                  the Trust Indenture, and any entity which may from time to time be acting as Indenture Trustee under the Trust Indenture.

                           "INDENTURE TRUSTEE DOCUMENTS" means the Participation
                  Agreement and the Trust Indenture.

                           "INDENTURE TRUSTEE'S LIENS" means any Lien which
                  arises as a result of (A) claims against the Indenture Trustee not related to its interest in the Aircraft, (B) acts of the Indenture Trustee not permitted by, or failure of the Indenture Trustee to take any action required by, the Operative Documents to the extent such acts arise or such failure arises from or constitutes gross negligence or willful misconduct, (C) claims against the Indenture Trustee relating to Taxes or Expenses which are excluded from the indemnification provided by Section 7 of the Participation Agreement pursuant to said Section 7, or (D) claims against the Indenture Trustee arising out of the transfer by the Indenture Trustee of all or any portion of its interest in the Aircraft, the Collateral or the Operative Documents other than a transfer of the Aircraft pursuant to Article IV of the Trust Indenture while an event of default is continuing and prior to the time that the Indenture Trustee has received all amounts due pursuant to the Trust Indenture.

                           "INTERCREDITOR AGREEMENT" means that certain
                  Intercreditor Agreement among the Pass Through Trustees [(originally executed without the Pass Through Trustee for the Class D Pass Through Trust) -- A319's and 757's], the Liquidity Provider and the Subordination Agent, as such Intercreditor Agreement may be amended or supplemented from time to time pursuant to the applicable provisions thereof.

                           "ISSUANCE DATE" means June 1, 2001.

                           "LAW" shall mean (a) any constitution, treaty,
                  statute, law, regulation, order, rule or directive of any Government Entity, and (b) any judicial or


                                   Annex A-8
                  administrative interpretation or application of, or decision under, any of the foregoing.

                           "LEASE" means any lease permitted by the terms of
                  Section 7.02 of the Trust Indenture.

                           "LESSEE" means any Person for so long, but only so
                  long, as such Person is in possession of the Airframe and/or any Engine pursuant to the terms of a Lease which is then in effect pursuant to Section 7.02(b)(x) of the Trust Indenture.

                           "LIEN" means any mortgage, pledge, lien, charge,
                  claim, encumbrance, lease, sublease or security interest.

                           "LIQUIDITY FACILITIES" means the four Revolving
                  Credit Agreements between the Subordination Agent, as borrower, and the Liquidity Provider, including the related Liquidity Fee Letter referred to therein, and any replacement thereof, in each case as the same may be amended, modified or supplemented.

                           "LIQUIDITY PROVIDER" means Landesbank
                  Hessen-Thuringen Girozentrale, as Class A-1 Liquidity Provider, Class A-2 Liquidity Provider, Class B Liquidity Provider and Class C Liquidity Provider under the Liquidity Facilities, or any successor thereto.

                           "LOAN PARTICIPANT" means each Purchaser and its
                  respective successors and registered assigns, including any Certificate Holder.

                           "LOAN PARTICIPANT LIENS" means any Lien which arises
                  from acts or claims against any Loan Participant not related to the transactions contemplated by the Operative Documents.

                           "MAJORITY IN INTEREST OF CERTIFICATE HOLDERS" as of a
                  particular date of determination shall mean the holders of more than a majority in aggregate unpaid Principal Amount of all Secured Certificates outstanding as of such date (excluding any Secured Certificates held by the Owner or its affiliates[, it being understood that the Class D Trustee shall be an affiliate of the Owner as long as more than 50% in the aggregate face amount of the Pass Through Certificates issued by the Class D Pass Through Trust are held by an affiliate of the Owner or the Class D Trustee is otherwise under the control of such affiliate of the Owner -- A319's and 757's] (unless all Secured Certificates then outstanding shall be held by the Owner or its affiliates)).

                           "MAKE-WHOLE AMOUNT" means, with respect to any
                  Secured Certificate, the amount (as determined by an independent investment banker selected by the Owner and reasonably acceptable to the Indenture Trustee) by which (a) the present value of the remaining scheduled payments of principal and interest from the redemption date to maturity of such Secured Certificate computed by discounting each such payment on a semiannual basis from its respective Payment


                                   Annex A-9

                  Date (assuming a 360-day year of twelve 30-day months) using a discount rate equal to the Treasury Yield EXCEEDS (b) the outstanding principal amount of such Secured Certificate plus accrued interest. For purposes of determining the Make-Whole Amount, "TREASURY YIELD" at the time of determination with respect to any Secured Certificate means the interest rate (expressed as a semiannual equivalent and as a decimal and, in the case of United States Treasury bills, converted to a bond equivalent yield) determined to be the per annum rate equal to the semiannual yield to maturity for United States Treasury securities maturing on the Average Life Date of such Secured Certificate and trading in the public securities market either as determined by interpolation between the most recent weekly average yield to maturity for two series of United States Treasury securities, trading in the public securities markets,
                  (A) one maturing as close as possible to, but earlier than, the Average Life Date of such Secured Certificate and (B) the other maturing as close as possible to, but later than, the Average Life Date of such Secured Certificate, in each case as published in the most recent H.15(519) or, if a weekly average yield to maturity for United States Treasury securities maturing on the Average Life Date of such Secured Certificate is reported on the most recent H.15(519), such weekly average yield to maturity as published in such H.15(519). "H.15(519)" means the weekly statistical release designated as such, or any successor publication, published by the Board of Governors of the Federal Reserve System. The date of determination of a Make-Whole Amount shall be the third Business Day prior to the applicable redemption date and the "MOST RECENT H.15(519)" means the H.15(519) published prior to the close of business on the third Business Day prior to the applicable redemption date.

                           "MANUFACTURER" means [Airbus Industrie, G.I.E., a
                  Groupement d'Interet Economique established under Ordonnance 67-821, dated September 23, 1967, of the Republic of France] [The Boeing Company, a Delaware corporation].

                           ["MANUFACTURER CONSENT AND AGREEMENT TO ASSIGNMENT OF
                  WARRANTIES" means the Manufacturer Consent and Agreement to Assignment of Warranties [NW ____ __], dated as of the date hereof, executed by the Manufacturer, as the same may be amended, modified or supplemented from time to time in accordance with the applicable provisions thereof. -- A319'S ONLY]

                           "MANUFACTURER DOCUMENTS" means [the Manufacturer
                  Consent and Agreement to Assignment of Warranties and the Guaranty.-- A319'S] [the Purchase Agreement and the Consent and Agreement.-- 757'S AND 747'S]

                           ["MORTGAGE" means that certain Mortgage and Security
                  Agreement, dated as of [________________].]

                           "MORTGAGED PROPERTY" shall have the meaning specified
                  in Section 3.03 of the Trust Indenture.


                                   Annex A-10

                           "NOTE PURCHASE AGREEMENT" means that certain Note
                  Purchase Agreement, dated as of the Issuance Date, among Northwest Airlines, Inc., the Subordination Agent, Wells Fargo Bank Northwest, National Association, as Escrow Agent, State Street Bank and Trust Company of Connecticut, National Association, as Paying Agent and the Pass Through Trustee under each Pass Through Trust Agreement [other than the Class D Pass Through Trust -- A319's and 757's] providing for, among other things, the issuance and sale of certain secured certificates.

                           "OPERATIVE DOCUMENTS" and "OPERATIVE DOCUMENT" means
                  each of the Participation Agreement, the Trust Indenture, the Trust Indenture Supplement covering the Aircraft, the Secured Certificates, the Purchase Agreement (insofar as it relates to the Aircraft), the Consent and Agreement and the Guarantee.

                           "OVERALL TRANSACTION" means all the transactions
                  contemplated by the Operative Documents.

                           "OWNER DOCUMENTS" means the Participation Agreement,
                  the Trust Indenture and the Purchase Agreement (insofar as it relates to the Aircraft).

                           "PARTICIPANTS" means and includes the Loan
                  Participants.

                           "PARTICIPATION AGREEMENT" means that certain
                  Participation Agreement [NW ____ _], dated as of [_______________], among the Owner, the Subordination Agent, the Indenture Trustee, the Guarantor, and the Purchasers as the same may from time to time be supplemented or further amended, or the terms thereof waived or modified, to the extent permitted by, and in accordance with, the terms thereof.

                           "PARTIES" means the Indenture Trustee and the
                  Participants.

                           "PARTS" means all appliances, parts, instruments,
                  appurtenances, accessories, furnishings and other equipment of whatever nature (other than (a) complete Engines or engines, (b) any items leased by the Owner from a third party (other than Lessor) and (c) cargo containers) which may from time to time be incorporated or installed in or attached to the Airframe or any Engine.

                           "PASS THROUGH CERTIFICATES" means the pass through
                  certificates to be issued by the Pass Through Trustee in connection with the Overall Transaction.

                           "PASS THROUGH TRUST" means each of the [four] [five
                  -- A319's and 757's] separate pass through trusts created under the Pass Through Trust Agreements.

                           "PASS THROUGH TRUST AGREEMENT" means the pass through
                  trust agreement and each of the [four] [five -- A319's and 757's] separate pass through trust supplements referred to on
                  Schedule III to the Participation Agreement.


                                   Annex A-11

                           "PASS THROUGH TRUSTEE" means State Street Bank and
                  Trust Company of Connecticut, National Association, a national banking association, in its capacity as trustee under each Pass Through Trust Agreement, and each other person that may from time to time be acting as successor trustee under any such Pass Through Trust Agreement.

                           "PAST DUE RATE" shall mean, with respect to the
                  Secured Certificates, the rate per annum equal to 2% over the Debt Rate as in effect from time to time.

                           "PAYMENT DATE" shall mean each [April 1 and October
                  1], commencing on [April/October 1, ____] (or, if any such day is not a Business Day, the immediately succeeding Business
                  Day) until the Secured Certificates have been paid in full.

                           "PERMITTED LIEN" means any Lien referred to in
                  clauses (i) through (viii) of Section 7.01 of the Trust Indenture.

                           "PERMITTED LESSEE" means any entity domiciled in a
                  country listed in Schedule III to the Trust Indenture.

                           "PERSON" means any individual, corporation,
                  partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                            "PRINCIPAL AMOUNT" with respect to a Secured
                  Certificate means the stated original principal amount of such Secured Certificate and, with respect to all Secured Certificates, means the aggregate stated original principal amounts of all Secured Certificates.

                           "PRINCIPAL AMOUNT REPAYMENT DATE" shall mean each
                  Payment Date on which any portion of the Principal Amount is due and payable in accordance with the Amortization Schedule.

                           "PURCHASE AGREEMENT" means that certain [Airbus A319
                  Purchase Agreement, dated as of September 19, 1997] [Purchase Agreement No. 2159, dated January 16, 2001] [Purchase Agreement No. 1630, dated December 1, 1989], between the [Supplier] [Manufacturer] and the Owner relating to the purchase by the Owner of the Aircraft, as originally executed or as modified, amended or supplemented in accordance with the terms thereof, but only insofar as the foregoing relates to the Aircraft.

                           "PURCHASERS" means the Pass Through Trustees under
                  each Pass Through Trust Agreement.

                           "QIB" shall have the meaning specified in Section
                  2.08 of the Trust Indenture.


                                   Annex A-12

                           "RELATED INDEMNITEE GROUP" means, with respect to any
                  Indemnitee, any officer, director, servant, employee, agent or Affiliate thereof.

                           "REPLACEMENT AIRFRAME" shall mean any airframe
                  substituted for the Airframe pursuant to Section 7.06 of the Trust Indenture.

                           "REPLACEMENT ENGINE" shall mean any engine
                  substituted for an Engine pursuant to Section 7.06 of the Trust Indenture.

                           "RESPONSIBLE OFFICER" means a responsible officer in
                  the Corporate Trust Office of the Indenture Trustee.

                           "SECURED CERTIFICATES" shall mean and include any
                  Secured Certificates issued hereunder, and issued in exchange therefor or replacement thereof.

                           "SECURED OBLIGATIONS" shall have the meaning
                  specified in Section 2.06 of the Trust Indenture.

                           "SECURITIES ACT" shall mean the Securities Act of
                  1933, as amended.

                           "SERIES A-1" or "SERIES A-1 SECURED CERTIFICATES"
                  means Secured Certificates issued and designated as "Series A-1" hereunder, in the Principal Amount and maturities and bearing interest as specified in Schedule I to the Trust Indenture under the heading "Series A-1."

                           "SERIES A-2" or "SERIES A-2 SECURED CERTIFICATES"
                  means Secured Certificates issued and designated as "Series A-2" hereunder, in the Principal Amount and maturities and bearing interest as specified in Schedule I to the Trust Indenture under the heading "Series A-2."

                           "SERIES B" or "SERIES B SECURED CERTIFICATES" means
                  Secured Certificates issued and designated as "Series B" hereunder, in the Principal Amount and maturities and bearing interest as specified in Schedule I to the Trust Indenture under the heading "Series B."

                           "SERIES C" or "SERIES C SECURED CERTIFICATES" means
                  Secured Certificates issued and designated as "Series C" hereunder, in the Principal Amount and maturities and bearing interest as specified in Schedule I to the Trust Indenture under the heading "Series C."

                           ["SERIES D" or "SERIES D SECURED CERTIFICATES" means
                  Secured Certificates issued and designated as "Series D" hereunder, in the Principal Amount and maturities and bearing interest as specified in Schedule I to the Trust Indenture under the heading "Series D." -- A319's and 757's]

                           "STATE STREET" means State Street Bank and Trust
                  Company, a Massachusetts trust company, not in its capacity as Indenture Trustee under the Trust Indenture, but in its individual capacity.


                                   Annex A-13

                           "SUBORDINATION AGENT" means State Street Bank and
                  Trust Company, a Massachusetts trust company, as subordination agent under the Intercreditor Agreement, or any successor thereto.

                           ["SUPPLIER" means AVSA, S.A.R.L., a French societe a
                  responsabilite limitee, organized and existing under the laws of the French Republic, and its successors.-- A319'S ONLY]

                           ["SUPPLIER CONSENT AND AGREEMENT TO ASSIGNMENT OF
                  WARRANTIES" means the Supplier Consent and Agreement to Assignment of Warranties [NW ____ _], dated as of the date hereof, executed by the Supplier, as the same may be amended, modified or supplemented from time to time in accordance with the applicable terms thereof. -- A319'S ONLY]

                           ["SUPPLIER DOCUMENTS" means the Purchase Agreement
                  and the Supplier Consent and Agreement to Assignment of Warranties.-- A319'S ONLY]

                           "TAX INDEMNITEE" means (i) the Indenture Trustee, its
                  successors and permitted assigns and (ii) the Trust Indenture Estate.

                           "TAXES" means any and all fees (including, without
                  limitation, license, recording, documentation and registration fees), taxes (including, without limitation, income, gross receipts, sales, rental, use, turnover, value added, property (tangible and intangible), excise and stamp taxes), license, levies, imposts, duties, charges, assessments or withholdings of any nature whatsoever, together with any and all penalties, fines, additions to tax and interest thereon (each, individually a "TAX").

                           "TRANSACTIONS" means the transactions contemplated by
                  the Participation Agreement and the other Operative Documents.

                           "TRUST INDENTURE", "THIS INDENTURE"," THE TRUST
                  INDENTURE", "INDENTURE", and "THE INDENTURE" shall mean the Trust Indenture and Security Agreement [NW ____ _], dated as of [______] between the Owner and the Indenture Trustee, as it may from time to time be supplemented or amended as herein provided, including supplementing by a Trust Indenture Supplement pursuant thereto.

                           "TRUST INDENTURE ESTATE" shall mean all estate,
                  right, title and interest of the Indenture Trustee in and to the properties referred to in the Granting Clause of the Trust Indenture.

                           "TRUST INDENTURE SUPPLEMENT" shall mean a supplement
                  to the Trust Indenture, in substantially the form of Exhibit A thereto, which shall particularly describe the Aircraft, and any Replacement Airframe and Replacement Engine.

                           "UNDERWRITING AGREEMENT" means that certain
                  Underwriting Agreement, dated as of May 22, 2001, among the Owner, the Guarantor, and the underwriters named therein.


                                   Annex A-14

                           "U.S. AIR CARRIER" means any Certificated Air Carrier
                  as to which there is in force an air carrier operating certificate issued pursuant to Part 121 of the regulations under the Federal Aviation Act, or which may operate as an air carrier by certification or otherwise under any successor or substitute provisions therefor or in the absence thereof.

                           "WET LEASE" means any arrangement whereby the Owner
                  (or any Lessee) agrees to furnish the Airframe and Engines or engines installed thereon to a third party pursuant to which such Airframe and Engines or engines (i) shall be operated solely by regular employees of the Owner (or any Lessee) possessing all current certificates and licenses that would be required under the Federal Aviation Act or, if the Aircraft is not registered in the United States, all certificates and licenses required by the laws of the jurisdiction of registry, for the performance by such employees of similar functions within the United States of America or such other jurisdiction of registry (it is understood that cabin attendants need not be regular employees of the Owner (or any Lessee)) and (ii) shall be maintained by the Owner (or any Lessee) in accordance with its normal maintenance practices.


                                   Annex A-15

                                                  -----------------------------
                                                            EXHIBIT A

                                                               TO

                                                         TRUST INDENTURE
                                                     AND SECURITY AGREEMENT
                                                  -----------------------------

                           TRUST INDENTURE SUPPLEMENT
                                   [NW ____ _]

                  This TRUST INDENTURE SUPPLEMENT [NW ____ _], dated [_____________] (herein called this "TRUST INDENTURE SUPPLEMENT") of NORTHWEST AIRLINES, INC. (the "OWNER").

                              W I T N E S S E T H:

                  WHEREAS, the TRUST INDENTURE AND SECURITY AGREEMENT [NW ____ _], dated as of [_______________] (as amended and supplemented to the date hereof, the "TRUST INDENTURE") between the Owner and STATE STREET BANK AND TRUST COMPANY, as Indenture Trustee (the "INDENTURE TRUSTEE"), provides for the execution and delivery of a supplement thereto substantially in the form hereof, which shall particularly describe the Aircraft, and shall specifically mortgage such Aircraft to the Indenture Trustee; and

                  WHEREAS, the Trust Indenture relates to the Airframe and Engines described below, and a counterpart of the Trust Indenture is attached hereto and made a part hereof and this Trust Indenture Supplement, together with such counterpart of the Trust Indenture, is being filed for recordation on the date hereof with the FAA as one document;

                  NOW, THEREFORE, this Trust Indenture Supplement witnesseth that the Owner hereby confirms that the Lien of the Trust Indenture on the Collateral covers all of the Owner's right, title and interest in and to the following described property:

                                    AIRFRAME

                  One airframe identified as follows:

                                                 FAA
                                             REGISTRATION        MANUFACTURER'S
           MANUFACTURER        MODEL            NUMBER            SERIAL NUMBER
           ------------        -----            ------            -------------


together with all of the Owner's right, title and interest in and to all Parts of whatever nature, whether now owned or hereinafter acquired and which are from time to time incorporated or installed in or attached to said airframe.

                                AIRCRAFT ENGINES

                  [Two] [Four] aircraft engines, each such engine having 750 or more rated take-off horsepower or the equivalent thereof, identified as follows:


                                   EXHIBIT A-1

           MANUFACTURER         MANUFACTURER'S MODEL          SERIAL NUMBER
           ------------         --------------------          -------------


together with all of the Owner's right, title and interest in and to all Parts of whatever nature, whether now owned or hereafter acquired and which are from time to time incorporated or installed in or attached to any of such engines.

                  Together with all of the Owner's right, title and interest in and to all Parts of whatever nature, which from time to time are included within the definition of "Airframe" or "Engine", whether now owned or hereafter acquired, including all substitutions, renewals and replacements of and additions, improvements, accessions and accumulations to the Airframe and Engines (other than additions, improvements, accessions and accumulations which constitute appliances, parts, instruments, appurtenances, accessories, furnishings or other equipment excluded from the definition of Parts).

                  TO HAVE AND TO HOLD all and singular the aforesaid property unto the Indenture Trustee, its successors and assigns, in trust for the equal and proportionate benefit and security of the Certificate Holders, except as provided in Section 2.15 and Article III of the Trust Indenture without any preference, distinction or priority of any one Secured Certificate over any other by reason of priority of time of issue, sale, negotiation, date of maturity thereof or otherwise for any reason whatsoever, and for the uses and purposes and subject to the terms and provisions set forth in the Trust Indenture.

                  This Trust Indenture Supplement shall be construed as supplemental to the Trust Indenture and shall form a part thereof. The Trust Indenture is each hereby incorporated by reference herein and is hereby ratified, approved and confirmed.

                  This Trust Indenture Supplement is being delivered in the State of New York.

                  AND, FURTHER, the Owner hereby acknowledges that the Aircraft referred to in this Trust Indenture Supplement has been delivered to the Owner and is included in the property of the Owner subject to the pledge and mortgage thereof under the Trust Indenture.


                                   EXHIBIT A-2

                  IN WITNESS WHEREOF, the Owner has caused this Trust Indenture Supplement to be duly executed by one of its officers, thereunto duly authorized, on the day and year first above written.

                                                NORTHWEST AIRLINES, INC.


                                                By: ____________________________
                                                    Name:
                                                    Title:


                                   EXHIBIT A-3

                                   SCHEDULE I

                             PRINCIPAL AMOUNT    INTEREST RATE     MATURITY DATE
                             ----------------    -------------     -------------
Series A-1..............       $[_________]          7.041%
Series A -2.............       $[_________]          6.841%        April 1, 2011
Series B................       $[_________]          7.691%
Series C................       $[_________]          7.626%
[Series D...............       $[_________]       [______]%
                                              -- A319's and 757's]


                                  SCHEDULE I-1

                        SECURED CERTIFICATES AMORTIZATION

                                   SERIES A-1

                               AIRCRAFT: N[_____]

                                                    Percentage of Principal
                Payment Date                          Amount to be Paid
                ------------                        -----------------------


                                  SCHEDULE I-2

                                    SERIES B

                               AIRCRAFT: N[_____]

                                                    Percentage of Principal
                Payment Date                          Amount to be Paid
                ------------                        -----------------------


                                  SCHEDULE I-3

                                    SERIES C

                               AIRCRAFT: N[_____]

                                                    Percentage of Principal
                Payment Date                          Amount to be Paid
                ------------                        -----------------------


                                  SCHEDULE I-4

                                    [SERIES D

                               AIRCRAFT: N[_____]

                                                    Percentage of Principal
                Payment Date                          Amount to be Paid
                ------------                        -----------------------


                        SCHEDULE I-5 -- A319's and 757's]

                                   SCHEDULE II

                          PASS THROUGH TRUST AGREEMENTS

1. Pass Through Trust Agreement, dated as of June 3, 1999, among Northwest Airlines Corporation, Northwest Airlines, Inc., and State Street Bank and Trust Company of Connecticut, National Association, as supplemented by Trust Supplement No. 2001-1A-1, dated as of June 1, 2001 among Northwest Airlines, Inc., Northwest Airlines Corporation and State Street Bank and Trust Company of Connecticut, National Association.

2. Pass Through Trust Agreement, dated as of June 3, 1999, among Northwest Airlines Corporation, Northwest Airlines, Inc., and State Street Bank and Trust Company of Connecticut, National Association, as supplemented by Trust Supplement No. 2001-1A-2, dated as of June 1, 2001 among Northwest Airlines, Inc., Northwest Airlines Corporation and State Street Bank and Trust Company of Connecticut, National Association.

3. Pass Through Trust Agreement, dated as of June 3, 1999, among Northwest Airlines Corporation, Northwest Airlines, Inc., and State Street Bank and Trust Company of Connecticut, National Association, as supplemented by Trust Supplement No. 2001-1B, dated as of June 1, 2001 among Northwest Airlines, Inc., Northwest Airlines Corporation and State Street Bank and Trust Company of Connecticut, National Association.

4. Pass Through Trust Agreement, dated as of June 3, 1999, among Northwest Airlines Corporation, Northwest Airlines, Inc., and State Street Bank and Trust Company of Connecticut, National Association, as supplemented by Trust Supplement No. 2001-1C, dated as of June 1, 2001 among Northwest Airlines, Inc., Northwest Airlines Corporation and State Street Bank and Trust Company of Connecticut, National Association.

[5. Pass Through Trust Agreement, dated as of June 3, 1999, among Northwest Airlines Corporation, Northwest Airlines, Inc., and State Street Bank and Trust Company of Connecticut, National Association, as supplemented by Trust Supplement No. 2001-1D, dated as of [______ __, ____] among Northwest Airlines, Inc., Northwest Airlines Corporation and State Street Bank and Trust Company of Connecticut, National Association.-- A319's and 757's]


                                  SCHEDULE II-1

                                  SCHEDULE III

                   SCHEDULE OF DOMICILES OF PERMITTED LESSEES

Argentina                     Malta
Australia                     Mexico
Austria                       Morocco
Bahamas                       Netherlands
Belgium                       New Zealand
Brazil                        Norway
Canada                        Paraguay
Chile                         People's Republic of China
Denmark                       Philippines
Egypt                         Portugal
Finland                       Republic of China (Taiwan)(1)
France                        Singapore
Germany                       South Africa
Greece                        South Korea
Hungary                       Spain
Iceland                       Sweden
India                         Switzerland
Indonesia                     Thailand
Ireland                       Trinidad and Tobago
Italy                         United Kingdom
Japan                         Uruguay
Luxembourg                    Venezuela
Malaysia


----------

(1) So long as on the date of entering into the proposed lease such country and the United States have diplomatic relations at least as good as those in effect on the Closing Date.


                                 SCHEDULE III-1